                                               ANNUAL REPORT | December 31, 2001





                                                                      The Strong

                                                                          Growth
--------------------------------------------------------------------------------

                                                                           Funds






                                                [PHOTO]


                     Strong Discovery Fund
                  Strong Dow 30 Value Fund
                      Strong Endeavor Fund
                Strong Large Cap Core Fund
              Strong Large Cap Growth Fund
           Strong Mid Cap Disciplined Fund
                        Strong Growth Fund
                   Strong Opportunity Fund



                                                                   STRONG [LOGO]

                                             ANNUAL REPORT  |  December 31, 2001



                                                                      The Strong

                                                                          Growth
--------------------------------------------------------------------------------

                                                                           Funds

Table of Contents

Investment Reviews

        Strong Discovery Fund .............................................    2

        Strong Dow 30 Value Fund ..........................................    4

        Strong Endeavor Fund ..............................................    6

        Strong Large Cap Core Fund ........................................    8

        Strong Large Cap Growth Fund ......................................   10

        Strong Mid Cap Disciplined Fund ...................................   12

        Strong Growth Fund ................................................   14

        Strong Opportunity Fund ...........................................   16

Shareholder Meeting Results ...............................................   18

Financial Information

        Schedules of Investments in Securities

            Strong Discovery Fund .........................................   19

            Strong Dow 30 Value Fund ......................................   21

            Strong Endeavor Fund ..........................................   22

            Strong Large Cap Core Fund ....................................   23

            Strong Large Cap Growth Fund ..................................   24

            Strong Mid Cap Disciplined Fund ...............................   27

            Strong Growth Fund ............................................   28

            Strong Opportunity Fund .......................................   31

        Statements of Assets and Liabilities ..............................   33

        Statements of Operations ..........................................   37

        Statements of Changes in Net Assets ...............................   41

        Notes to Financial Statements .....................................   44

Financial Highlights ......................................................   54

Report of Independent Accountants .........................................   60

Directors and Officers ....................................................   61

A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO]

Market Update--January 1 to December 31, 2001

This coming August will mark 20 years of incredible economic expansion for the United States. While the good times have not been entirely free of bumps (these last two years especially have had their share of trying moments), since 1982 we have experienced a period of prosperity nearly unparalleled in human history.

The wealth created during this two-decade BOOM goes far beyond what any of us could have imagined. During this time, the Dow Jones Industrial Average, an indicator of our economic health, moved from 800 to 10,000--an astonishing 1300% increase!

The rapid rate of change we witnessed in the last 20 years, led by technological advances that transformed the way we live, has become the norm. We take for granted cell phones that always keep us in touch, laptops with DVD players that allow us to watch classic movies while we wait for connections at the airport, and MP3 players that let us carry decades of digitized music in our pocket. Dick Tracy's old decoder watch, which many of us dreamed about as kids, seems like an antique by comparison.

We've come to take for granted technological change and its inevitable financial benefits. We seem to assume, that as Americans, it's our birthright. Many of us believe that once we get past this current bump in the economic road, things will return to the state of ever-expanding opportunity that we've all come to expect. Sounds great, doesn't it? As a student of economic history, I believe that we should question that theory.

As it's often said, "We live in interesting times." There is ample reason for optimism and hope. But there are also storm clouds on the horizon--a war against terrorism, the disaster that is Enron, continued economic depression in Japan, and the bankruptcy of an American institution called K-Mart. All in all, it's a good time for reflection.

In the spring of 2000, a representative group of Americans was asked what sort of stock market returns they expected for the next five years. In the midst of enjoying the heady stock market of the 1990s, the average answer was a return of more than 20%. That, they figured, would be the norm. I was a little shocked, but hardly surprised. Things had been so good for so long that the average investor had lost touch with historical reality.

                                                continued on next page

                       Annual Returns S&P 500
----------------------------------------------------------------
   Year       S&P 500 Returns    Year       S&P 500 Returns
----------------------------------------------------------------
  1926           11.62%         1964             16.48%
  1927           37.49%         1965             12.45%
  1928           43.61%         1966            -10.06%
  1929           -8.42%         1967             23.98%
  1930          -24.90%         1968             11.06%
  1931          -43.34%         1969             -8.50%
  1932           -8.19%         1970              4.01%
  1933           53.99%         1971             14.31%
  1934           -1.44%         1972             18.98%
  1935           47.67%         1973            -14.66%
  1936           33.92%         1974            -26.47%
  1937          -35.03%         1975             37.20%
  1938           31.12%         1976             23.48%
  1939           -0.41%         1977             -7.18%
  1940           -9.78%         1978              6.56%
  1941          -11.59%         1979             18.44%
  1942           20.34%         1980             32.42%
  1943           25.90%         1981             -4.91%
  1944           19.75%         1982             21.41%
  1945           36.44%         1983             22.51%
  1946           -8.07%         1984              6.27%
  1947            5.71%         1985             32.16%
  1948            5.50%         1986             18.47%
  1949           18.79%         1987              5.23%
  1950           31.71%         1988             16.81%
  1951           24.02%         1989             31.49%
  1952           18.37%         1990             -3.17%
  1953           -0.99%         1991             30.55%
  1954           52.62%         1992              7.67%
  1955           31.56%         1993              9.99%
  1956            6.56%         1994              1.31%
  1957          -10.78%         1995             37.43%
  1958           43.36%         1996             23.07%
  1959           11.96%         1997             33.36%
  1960            0.05%         1998             28.58%
  1961           26.89%         1999             21.04%
  1962           -8.73%         2000             -9.11%
  1963           22.80%         2001            -11.88%

              ANNUALIZED COMPOUNDED RATE OF RETURN
                          10.70%

Performance is historical and does not represent future results. This chart is for illustrative purposes only and does nor represent the performance of any specific investment. The S&P 500 Index is an unmanaged index representative of the U.S. stock market.

Source: International Strategy & Investment Portfolio Strategy Report

The table to the left, which traces the annual returns of the stock market since 1926, is a sobering snapshot of reality.

Please take a moment to study this table. What it shows, indisputably, is that since 1926, the stock market has generated an annualized compounded rate of return of 10.7%. There is a lot of distance--and a lot of dollars--between that number and the 20% plus number that those investors were dreaming about.

A 10.7% annualized compounded return over almost 75 years is remarkable. That chart demonstrates what great capacity for growth we've had in the United States, and imagine what great opportunities may be available in the 21st century.

What you need in order to share in the good economic times to come is a proper appreciation for time and its effect on saving and investing. Time is your greatest ally. Time--and patience.

We should all believe in the lessons of history. Those who learn from and practice the lessons of the past have a distinct advantage in reaching their financial goals.

I've been a professional investor for 35 years, and a student of history for longer than that. The lessons I've learned about human behavior and investing have helped me immeasurably. It's my hope that the following lessons I've learned over time will help you as well:

  1. Historical returns for the stock market have been 10.7%. It's not reasonable to continue to expect the 20% plus returns we experienced in the 1990s. Investors should expect returns that are closer to normal--a "reversion to the mean."

  2. Like the Bible says, seven good years are usually followed by seven lean ones. Trying to figure out the exact moment when the good markets end and the bad ones begin is a difficult exercise. A balanced portfolio is best. For many investors, a balanced portfolio of half stocks and half bonds may be appropriate.

3. During the 100 years of the 20th century, nearly half of the stock market's returns came in the form of dividends, not appreciation. I think dividends will regain their importance in the years ahead.

4. After 20 years of mostly boom times, stock valuations are historically very high. Contrary to what we may have heard, VALUATIONS MATTER!

5. Steer clear of fancy sales pitches about investments. If it sounds too good to be true, it probably is. Let common sense rule the day.

6. Now, like never before, YOU are responsible for your own financial future (401(k) plans, IRAs, Keoghs, etc.). We all need to establish sensible goals and formulate a plan to reach them. Then stick to it!

The events of September 11 have demonstrated just how fragile the world really is. Coming on the heels of a couple of rocky years in the stock market, our tolerance for risk is way down. But there are always opportunities. At the moment, for investors with a greater risk tolerance, I think that small- and mid-cap stocks look quite attractive.

Here at Strong, we have dedicated professionals to help you set your goals, build an investment portfolio, and manage it. Please contact us should you need information or advice.

                                                        Dick

Strong Discovery Fund

Effective July 1, 2001, Mr. Thomas J. Pence became the Fund's Portfolio Manager. Effective July 31, 2001, Mr. Nicholas B. Truitt was added as a co-manager of the Fund. A meeting of shareholders was held on July 20, 2001. See page 18 for information about the results of this meeting.

--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Discovery Fund seeks capital growth. It invests, under normal conditions, in securities that its managers believe offer attractive opportunities for growth. The Fund usually invests in a diversified portfolio of common stocks from small-, medium-, and large-capitalization companies. These are chosen through a combination of in-depth fundamental analysis of a company's financial reports and direct, on-site research during company visits. When the managers believe market conditions favor fixed-income investments, they have the flexibility to invest a significant portion of the Fund's assets in bonds. The Fund would then primarily invest in intermediate- and long-term, investment-grade bonds. To a limited extent, the Fund may also invest in foreign securities.

--------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-31-87 to 12-31-01

                                    [GRAPH]

                   The Strong Discovery Fund      Russell 2000(R) Index*     Lipper Mid-Cap Core Funds Index*
Dec-87                      $10,000                      $10,000                       $10,000
Dec-88                      $12,445                      $12,502                       $10,490
Dec-89                      $15,428                      $14,535                       $12,457
Dec-90                      $15,005                      $11,704                       $11,147
Dec-91                      $25,151                      $17,093                       $17,117
Dec-92                      $25,639                      $20,240                       $18,793
Dec-93                      $31,333                      $24,061                       $22,048
Dec-94                      $29,553                      $23,622                       $21,898
Dec-95                      $39,845                      $30,343                       $27,447
Dec-96                      $40,439                      $35,347                       $32,364
Dec-97                      $44,825                      $43,252                       $39,556
Dec-98                      $47,981                      $42,151                       $42,633
Dec-99                      $50,516                      $51,111                       $54,653
Dec-00                      $52,520                      $49,567                       $58,072
Dec-01                      $54,711                      $50,799                       $55,227

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000(R) Index and the Lipper Mid-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:   How did your Fund perform?

A: The Strong Discovery Fund performed very well in 2001, despite a difficult investing environment. In a year when many funds struggled to limit losses, the Fund was able to spend most of the year in positive territory.

Q:   What market conditions impacted your Fund's performance?

A: The year 2001 was very difficult for most areas of the market. Stock-market declines were initially driven by growing concerns about the recession, and a multitude of profit disappointments. The tragedy of September 11 and its immediate aftermath served to exacerbate the market declines. The Discovery Fund was helped relative to the market by two factors. First, our valuation criteria kept us out of the most overvalued sectors of the market, which were subject to the most severe price declines. Second, the Fund was well diversified into areas that were insulated from the economic slump, such as health care and insurance.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: The Strong Discovery Fund invests in companies with proven business plans that generate stable revenue streams and trade at reasonable valuations. This strategy served the Fund well over the past year. Overall, the hardest-hit stocks were those related to telecommunications, technology, and the Internet. While many of these companies are well-run, the prices of their stocks were severely hit as investors began to anticipate far lower growth rates in technology spending as the economy slowed. In the course of our evaluation of these companies, we felt that for the most part they did not possess the proven business models and visible profitability we look for in our investments. Because our discipline kept us out of most of these names, the Fund avoided any material losses in these areas. Instead, our focus on investments in financial services, media, and industrial production allowed us to sidestep the serious declines seen in more volatile sectors. As the industrial economy bottomed in 2001 and investors looked to brighter days ahead, our core industrial holdings benefited, among them Parker Hannifin, Danaher, and Illinois Tool Works. We also saw a revival in media advertising firms, as investors rewarded the companies that were able to navigate the recession, such as Liberty Media, Interpublic Group, and Univision Communications.

Q:   What is your future outlook?

A: We are cautiously optimistic about the economy and the markets. On the industrial side of the economy, costs have been cut and distributor inventories are very low. As a result, companies in this area should be able to benefit very quickly from any uptick in orders. In financial services, we are also bullish on a recovery in the capital markets, especially in the United States. Technology is a bit of a conundrum. Although we do expect a modest recovery in the sector, current stock prices already reflect assumptions of a stronger rebound than we deem likely. In total, we anticipate that the major indices could produce gains of 5% to 15% in 2002--but as always, we will focus our efforts on identifying individual companies that are poised to outperform the general market. We appreciate your investment in the Strong Discovery Fund.

     Thomas J. Pence
     Portfolio Co-Manager

     Nicholas B. Truitt
     Portfolio Co-Manager

Average Annual Total Returns
As of 12-31-01

        1-year                   4.17%

        3-year                   4.47%

        5-year                   6.23%

        10-year                  8.08%

        Since Fund Inception    12.91%
        (12-31-87)

Equity funds are volatile investments and should only be considered for long-term goals.


* The Russell 2000(R) Index is an unmanaged index generally representative of the U.S. market for small-capitalization stocks. The Lipper Mid-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Dow 30 Value Fund

A meeting of shareholders was held on July 20, 2001. See page 18 for information about the results of this meeting.

--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Dow 30 Value Fund invests in the 30 blue-chip companies that make up the Dow Jones Industrial Average(SM) (DJIA)./1/ The Fund indexes half of its assets to the DJIA by maintaining price-weighted positions in each of the 30 DJIA companies' securities. In this way, this portion of the Fund's portfolio will seek to approximate the price-weighted total return of these companies. In addition, the Fund will invest between 30% and 50% of its net assets in certain securities of the DJIA using valuation measures that help identify those stocks in the DJIA that appear to offer the greatest potential for gains. These valuation measures include dividend yields, price/earnings (P/E) ratios, cash flows, discounted cash flows, value of discounted dividends, P/E ratios to growth rates, earnings momentum, and earnings revisions. The Fund may invest up to 20% of its net assets in cash and short-term, investment-grade, fixed-income securities. Generally, the Fund will not have a position in any company greater than 10% of the Fund's net assets.

--------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-31-97 to 12-31-01

                                    [GRAPH]

               The Strong Dow 30 Value Fund       Dow Jones Industrials Average (SM)(DJIA)*     Lipper Large-Cap Value funds Index*
Dec-97                    $10,000                                 $10,000                                     $10,000
Mar-98                    $11,127                                 $11,172                                     $11,147
Jun-98                    $11,273                                 $11,411                                     $11,276
Sep-98                    $10,065                                 $10,048                                     $10,028
Dec-98                    $11,611                                 $11,813                                     $11,824
Mar-99                    $12,444                                 $12,643                                     $12,102
Jun-99                    $13,978                                 $14,227                                     $13,152
Sep-99                    $13,084                                 $13,461                                     $12,081
Dec-99                    $14,499                                 $15,023                                     $13,099
Mar-00                    $14,132                                 $14,312                                     $13,118
Jun-00                    $13,612                                 $13,729                                     $12,838
Sep-00                    $13,765                                 $14,054                                     $13,306
Dec-00                    $13,811                                 $14,290                                     $13,355
Mar-01                    $12,644                                 $13,138                                     $12,319
Jun-01                    $13,422                                 $14,022                                     $12,867
Sep-01                    $11,354                                 $11,868                                     $11,230
Dec-01                    $12,804                                 $13,510                                     $12,209

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Dow Jones Industrial Average(SM) (DJIA) and the Lipper Large-Cap Value Funds Index. Results include the reinvestment of dividends and capital gains distributions. Performance is historical and does not represent future results. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:   How did your Fund perform?

A: In a volatile year for equity investments, the Strong Dow 30 Value Fund slightly underperformed its benchmark, the Dow Jones Industrial Average. A rally in the second quarter and a particularly strong recovery in the fourth quarter helped to make up some ground, but this was not sufficient to entirely erase losses from the first and third quarters.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Entering the year, investors were caught between two forces: the Federal Reserve's early aggressive interest-rate cuts on the positive side, and weakening earnings and economic news on the negative side. This led to considerable market volatility in the early part of the year. Stocks began to rally in the second quarter, however, as investors grew more optimistic about the Fed's continued efforts to bolster the economy.

     As the summer wore on, more news of earnings disappointments was issued and economic signs became more bleak. The market decline was accelerated in the aftermath of the terrorist attacks of September 11, and it became clear to all that the economy was firmly entrenched in a recession. After several days' interruption, the markets plummeted upon reopening, reaching the year's lows on September 21. Shortly thereafter, the markets began a solid recovery, supported by investors' conviction that an economic rebound would occur in 2002. Investors are no longer solely focused on the risk of further terrorist acts, and encouraging news on the war front has further lifted investor confidence.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: Because this Fund invests in the 30 stocks that make up the Dow Jones Industrial Average, our performance will be tied to the fortunes of those stocks. The market's downturns during the year were at times harsh on cyclical stocks (those that are most sensitive to the health of the economy), including cyclical holdings we had chosen to overweight, such as Alcoa and Boeing. During the year, timely (and profitable) sales of Honeywell International, United Technologies, and Merck stocks helped performance.

     Later in the year, we shifted more of the Fund's assets into economically-sensitive stocks in those sectors we believe are best positioned to benefit from economic recovery, including stock in the technology, industrial, and capital spending areas.

     Throughout the year, we adhered to our strategy of keeping the portfolio as diversified as possible across economic sectors within our investment universe. Careful fundamental analysis remained of crucial importance as we determined which stocks to overweight in the portfolio.

Q:   What is your future outlook?

A: We recognize that the war on terrorism is not over, and that there is still the risk that further terrorist events could once again disrupt the country, economy, and markets. Such impact would likely be short-term, however, and despite the risk we believe that for the longer term, we have a good framework for an economic recovery. Interest rates are low, as is inflation. Money supply is rising strongly, energy prices are low, and there is the possibility of further fiscal stimulus from the President and Congress in the coming year.

     Although stock valuations are not at historically cheap levels, we believe these valuations should be considered in light of the level of inflation and interest rates. Simply put, we believe the lower inflation and interest rates are, the higher a stock's valuation can be and still be considered reasonable. Against the backdrop of very low inflation and interest rates that currently prevail, current valuations are in line with those seen at the bottom of the previous economic cycle. Therefore, we believe there is room for carefully selected stocks to appreciate comfortably as the recovery takes shape.

     Thank you for your investment in the Strong Dow 30 Value Fund. We appreciate the confidence you've placed in us.

     Karen E. McGrath
     Portfolio Manager

--------------------------------------------------------------------------------

                                 AVERAGE ANNUAL
                                  TOTAL RETURNS

                                 As of 12-31-01

                             1-year           -7.29%

                             3-year            3.31%

               Since Fund Inception            6.37%
                          (12-31-97)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

     From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher returns.

/1/ Dow Jones(SM), Dow Jones Industrial Average(SM), Dow 30(SM), The Dow(SM), and DJIA(SM) are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by the Strong Dow 30 Value Fund. The Strong Dow 30 Value Fund is not sponsored, endorsed, sold, or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in the Fund.

     The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility and market pressure than a fully diversified fund.

* The DJIA is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the DJIA index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Endeavor Fund

A meeting of shareholders was held on July 20, 2001. See page 18 for information about the results of this meeting. Effective September 11, 2001, Mark Babka no longer co-manages the Fund.

--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Endeavor Fund seeks capital growth. The Fund focuses, under normal conditions, on stocks (including common stocks and securities convertible into common stocks) of companies that its managers believe have above-average earnings growth prospects. The Fund invests primarily in large-capitalization companies, but also invests in small- and medium-capitalization companies. The Fund's managers select companies that have attractive growth prospects (for example, the potential for accelerated earnings growth because of management changes, new products, or changes in the economy), accelerating sales and earnings, and positive fundamentals (for example, showing a growth trend or that are well-positioned in a growth industry). To a limited extent, the Fund writes put and call options. To a limited extent, the Fund may also invest in foreign securities.

--------------------------------------------------------------------------------

                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                             From 4-6-01 to 12-31-01

           The Strong Endeavor Fund  S&P 500 Index*   Lipper Large Cap Core Funds Index*
 Mar-01           $10,000               $10,000                    $10,000
 Apr-01           $11,270               $11,077                    $10,608
 May-01           $11,060               $11,151                    $10,668
 Jun-01           $10,820               $10,880                    $10,384
 Jul-01           $10,590               $10,773                    $10,234
 Aug-01           $ 9,820               $10,099                    $ 9,631
 Sep-01           $ 9,050               $ 9,284                    $ 8,900
 Oct-01           $ 9,370               $ 9,461                    $ 9,110
 Nov-01           $ 9,970               $10,186                    $ 9,707
 Dec-01           $ 9,940               $10,275                    $ 9,817

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index ("S&P 500") and the Lipper Large Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. Investment returns and principal value vary, and you may have a gain or a loss when you sell shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Q:   How did your Fund perform?

A: For the reporting period, the Strong Endeavor Fund slightly underperformed its broad-based benchmark the S&P 500 Index. The year was difficult for equities, as most indices fell by double-digit percentages for the year. The economy continued to weaken throughout the year, with consistently negative surprises in both overall economic data as well as corporate profitability. The market weighed the negative economic data against the positive force of the Federal Reserve's rate cuts that began early in the year, as well as fiscal stimulus that began later in the year.

     In general, the Fund enjoyed strong relative performance through much of the year, but did not fully participate in the rally that began in late September. Although equities bounced back from potentially oversold levels following the terrorist attacks, there is also the possibility that the market advanced somewhat beyond levels justified by the present economic climate.

Q: What market conditions, events, and other factors impacted your Fund's performance?

A: Interest rate cuts and the hope of a quick economic turnaround led to a rally through the end of May, which was followed by a long, consistent weakening right up to the terrorist attacks of September 11. Following the post-attack selloff, perceptions of an oversold stock market, combined with aggressive fiscal and monetary stimulus, led to a year-end rally on the S&P 500. The fight between weak economic reality and the anticipation of an economic recovery produced a level of volatility that most investors had never experienced before. The uncertainty made it very difficult to invest profitably while maintaining a long-term orientation.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: For most of the year, we sought to invest in companies with which we had the highest confidence in management and underlying fundamentals. These criteria led us to hold our largest exposures in the health care and consumer staples sectors. They also led us to underweight technology stocks, a positioning that we maintained for much of the year.

     In general, the Fund's performance was not as volatile as that of the overall market, and we tended to outperform in down markets and underperform in momentum-led rallies. We added to and subtracted from our positions selectively as opportunities arose. For example, late in September we significantly increased our position in property and casualty insurers to take advantage of the dramatic (and excessive) selloff in many of these companies following the September 11 attacks. We believed that fundamentals for many companies in that group actually improved following the attacks. This theme also played well in our large cap universe, as well-established companies with the strongest balance sheets were positioned to gain market share over the next several quarters.

     We increased our technology holdings early in the fourth quarter, as we believed the markets overreacted to the decline in corporate profits that followed the terrorist attacks. We later trimmed these positions, however, as these companies became fully valued. This meant that the Fund did not fully participate in the later portion of the rally, as momentum investors pushed stock prices well beyond our comfort level.

Q:   What is your future outlook?

A: As we look forward, we are considering the possibility that current stock prices may reflect overly optimistic expectations for the rate of economic recovery. We are hopeful, however, that the Federal Reserve's monetary stimulus, along with fiscal stimulus from the President and Congress will eventually lead to a resumption of healthy growth in corporate profitability. Our strategy going into 2002, therefore, is to seek to turn volatility to the Fund's benefit by taking advantage of opportunities to establish positions in high-quality companies when they trade at compelling valuations.

     We appreciate your investment in the Strong Endeavor Fund.

     Thomas J. Pence
     Portfolio Co-Manager

     D. Paul Berg
     Portfolio Co-Manager
--------------------------------------------------------------------------------

                                TOTAL RETURN/1/

                                 As of 12-31-01

               Since Fund Inception        -0.60%
                           (4-6-01)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

/1/ Total return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends and capital gains. The Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

* The S&P 500 Index ("S&P 500") is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Large Cap Core Fund

-------------------------------------------------------------------------------
Effective May 1, 2001, the Fund's name changed from the Strong Strategic Growth Fund. A meeting of shareholders was held on July 20, 2001. See page 18 for information about the results of this meeting.

Your Fund's Approach

The Strong Large Cap Core Fund seeks capital growth. The Fund invests, under normal conditions, primarily in the stocks of large-capitalization companies. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment. The Fund also invests in medium capitalization companies. The manager chooses stocks through fundamental analysis and research and looks for companies the manager believes may have long-term growth potential. The manager examines many factors such as consistency of a business plan, foresight of the competitive market conditions, business knowledge, and management's attention to detail. To a limited extent, the Fund may also invest in companies the manager believes may be inexpensive relative to one or more valuation measures such as earnings, cash flow, or asset value. The portfolio generally holds 50 or fewer stocks. To a limited extent, the Fund may also invest in foreign securities.

-------------------------------------------------------------------------------
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 6-30-98 to 12-31-01

                                    [GRAPH]

                The Strong Large Cap Core Fund      S&P 500 Index*        Lipper Large-Cap Core Funds Index*
     Jun-98                 $10,000                    $10,000                        $10,000
     Sep-98                 $ 9,020                    $ 9,007                        $ 8,854
     Dec-98                 $11,250                    $10,924                        $10,754
     Mar-99                 $11,100                    $11,468                        $11,220
     Jun-99                 $12,750                    $12,276                        $11,841
     Sep-99                 $12,170                    $11,511                        $11,068
     Dec-99                 $14,553                    $13,222                        $12,835
     Mar-00                 $14,469                    $13,525                        $13,382
     Jun-00                 $13,786                    $13,167                        $13,077
     Jul-00                 $13,671                    $12,961                        $12,873
     Sep-00                 $13,986                    $13,039                        $13,029
     Dec-00                 $13,215                    $12,020                        $11,889
     Mar-01                 $11,691                    $10,596                        $10,407
     Jun-01                 $12,523                    $11,215                        $10,962
     Sep-01                 $10,103                    $ 9,570                        $ 9,395
     Dec-01                 $11,734                    $10,592                        $10,363

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Large-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:   How did your Fund perform?

A: The Strong Large Cap Core Fund outperformed its benchmark, the S&P 500 Index, in 2001. Throughout the year, the Fund's performance mirrored that of the overall market--with the best gains occurring in the fourth quarter, following a difficult September.

     Since its inception, the Fund has consistently performed well relative to its benchmark, though the challenging market environment that has persisted since early 2000 has made it difficult to record absolute gains over this period.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The market was extremely volatile during 2001. At first, the market rallied on expectations that the Federal Reserve's interest-rate cuts would stimulate economic activity and corporate profits. This optimism was periodically challenged, as economic and profit reports revealed mostly negative news. The climate then turned decidedly negative with the September 11 terrorist attacks. As the nation was stunned by the horrific human toll, the economy virtually stopped in its tracks. At the time, fear and uncertainty overshadowed the fiscal and monetary stimulus being injected into the economy. In fact, in September the Dow Jones Industrial Average recorded its worst one-week return since 1933.

     Similar to prior catastrophic events, America's spirit and enduring optimism soon took hold. Some economic indicators have already shown signs of recovery, and the stock market finished the year above where it was on September 11.

     Throughout this turbulent year, small-cap and value stocks held up the best. Large-cap and technology stocks were still burdened by relatively high valuations, though much of this imbalance has been corrected over the past two years.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: Consistent with its mandate, the Fund invests in larger companies. While high valuations have been a concern over the past few years, our approach incorporates valuation work to avoid the most expensive stocks in our category. This discipline is the key reason we have been outperforming our benchmark.

     We also benefited early in the year from an above-benchmark exposure to energy stocks, and below-benchmark allocations to healthcare and technology stocks.

Q:   What is your future outlook?

A: In recent months, the news has mostly been negative--soft economic activity, declining corporate profits, and fears that terrorism will paralyze our economy and way of life for years to come. The surprise scenario--to which I subscribe--would be a strong economic rebound late in 2002, fueled by lower interest rates (the Fed now has reduced short-term rates to 1.75%), lower taxes, increased government spending, and lower energy prices.

     These are the key throttles to our economic engine, and right now they are wide open. In such an environment, we believe corporate profits will recover nicely, especially when compared with the depressed levels of 2001. While we do not want to dismiss the challenges currently facing our economy, we would like to point out that since the depression of the 1930s, there have been 11 recessions--followed by 11 recoveries. Another lesson of history is that some of the best returns of the stock market have been achieved coming out of those recessions. Investors who bought at the end of 1974, 1982, and 1990--the three most recent recessionary periods--were well rewarded. There are no guarantees that this pattern will be repeated, but we do find the force of history to be quite compelling.

     Thank you for your investment in the Strong Large Cap Core Fund.

     Charles A. Paquelet
     Portfolio Manager
--------------------------------------------------------------------------------

                                 AVERAGE ANNUAL
                                  TOTAL RETURNS

                                 As of 12-31-01

                              1-year      -11.21%

                              3-year        1.41%

                Since Fund Inception        4.67%
                            (6-30-98)

The Fund's since inception return was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing.

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Large Cap Growth Fund

A meeting of shareholders was held on July 20, 2001. See page 18 for information about the results of this meeting.

--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Large Cap Growth Fund seeks capital growth. It invests, under normal conditions, at least 65% of its assets in stocks of large-capitalization companies that its managers believe offer the potential for capital growth. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index* at the time of investment. The Fund's managers seek to identify companies that have accelerating sales and earnings, enjoy a competitive advantage, and have effective management. To a limited extent, the Fund writes put and call options and may invest in foreign securities.

--------------------------------------------------------------------------------

                    GROWTH OF THE ASSUMED $10,000 INVESTMENT
                           From 12-30-81 to 12-31-01

          The Strong Large Cap Growth Fund        S&P 500 Index*         Lipper Large-Cap Growth Funds Index*
Dec 81                 $ 10,000                       $ 10,000                         $ 10,000
Dec 82                 $ 13,250                       $ 12,155                         $ 12,891
Dec 83                 $ 18,720                       $ 14,896                         $ 15,808
Dec 84                 $ 20,685                       $ 15,831                         $ 15,135
Dec 85                 $ 25,936                       $ 20,854                         $ 20,107
Dec 86                 $ 31,121                       $ 24,747                         $ 23,476
Dec 87                 $ 33,002                       $ 26,046                         $ 24,258
Dec 88                 $ 38,141                       $ 30,360                         $ 26,887
Dec 89                 $ 39,140                       $ 39,963                         $ 35,572
Dec 90                 $ 36,367                       $ 38,721                         $ 34,925
Dec 91                 $ 48,578                       $ 50,492                         $ 47,967
Dec-92                 $ 48,844                       $ 54,334                         $ 51,270
Dec-93                 $ 59,851                       $ 59,798                         $ 56,735
Dec-94                 $ 59,027                       $ 60,584                         $ 56,268
Dec-95                 $ 74,963                       $ 83,324                         $ 75,916
Dec-96                 $ 85,512                       $102,443                         $ 91,524
Dec-97                 $106,181                       $136,608                         $116,777
Dec-98                 $140,208                       $175,645                         $159,368
Dec-99                 $223,975                       $212,601                         $214,856
Dec-00                 $193,951                       $193,263                         $172,576
Dec-01                 $131,366                       $170,310                         $131,385

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:   How did your Fund perform?

A: The past year presented growth-stock investors, and the Strong Large Cap Growth Fund, with a very difficult environment. The Fund declined sharply during the first ten months of the year, in a continuation of the bear market that began in 2000. Despite the Federal Reserve's efforts to bolster the economy, growth stocks (particularly those in technology) remained under severe pressure throughout the year. Unfortunately, the events of September 11 settled the question of whether the economy was in a slowdown or a recession--in favor of the latter. The Fund subsequently reached its low point on September 21, which coincided with the year's lows for the Nasdaq and the S&P 500. The Fund and the markets staged a fourth-quarter recovery from those levels, driven in part by early successes in the war on terrorism, aggressive Federal Reserve policy, and resilient U.S. consumer spending.

Q: What market conditions, events, and other factors impacted your Fund's performance?

A: The Fund's poor relative performance reflected the fact that growth stocks got caught in the tug of war between the Federal Reserve's efforts to support economic growth, and increasing signs of an economic slowdown. As the Federal Reserve moved aggressively to cut interest rates, we elected to increase our weighting in the more economically sensitive stocks that we believed would benefit most. Unfortunately, discretionary spending, especially by businesses, faltered in the face of heightened uncertainty about the war on terrorism and the fragile economy. The classic recession that resulted caused the combined earnings of the companies in the S&P 500 to fall by more than 25% from year 2000 levels. Some confidence returned to the markets in the fourth quarter, sparking a late-year rally.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: The decision to overweight technology stocks was, more than any other move we made, responsible for the Fund's poor performance in 2001. The longer-term prospects for leading technology companies remains positive, but the cyclical nature of the business, along with a hangover from the Internet and Y2K spending bubbles, contributed to a period of sharp relative underperformance. Prior to the September 11 terrorist attacks, the early signs of an impending sector rebound led us to overweight the technology sector.

     On the brighter side, our holdings in consumer cyclical (economically sensitive) issues, most notably Best Buy, Lowe's, and Kohl's Department Stores, added the most value during the period. In the face of widespread corporate layoffs and economic uncertainty, U.S. consumer spending has remained resilient, to the surprise of most experts. The Fund also benefited from investments in more stable growth companies, such as Johnson and Johnson and Guidant. Finally, in the last two months of the year, we saw a sharp rebound in many of the Fund's technology holdings, as the market began to anticipate economic recovery.

Q:   What is your future outlook?

A: Although the magnitude of any recovery for the economy and corporate earnings is difficult to discern, at this point earnings comparisons are easier, valuations are more reasonable, and inflation is well-contained. With that backdrop, it should be only a matter of time before the U.S. economy and overall corporate earnings growth begin to recover. And over the long term, earnings growth is what drives stock prices. Of course, risks still remain, including the possibility of another terrorist attack or economic shock. But risks never cease to exist--what changes is investors' appreciation of them. The recent successes in the war against terrorism and emerging signs of economic recovery point to better times ahead, particularly for growth stocks. Historically, growth stocks have tended to lead other sectors out of a sluggish economic environment, and we have confidence that the same will be true in this case. We appreciate your patience and support after such a difficult period and look for better times to come. Thank you for your investment in the Strong Large Cap Growth Fund.

     Ronald C. Ognar
     Portfolio Co-Manager

     Ian J. Rogers
     Portfolio Co-Manager
--------------------------------------------------------------------------------
                                 AVERAGE ANNUAL
                                  TOTAL RETURNS

                                 As of 12-31-01

                        1-year                 -32.27%

                        3-year                  -2.15%

                        5-year                   8.97%

                       10-year                  10.46%

          Since Fund Inception                  13.74%
                    (12-30-81)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Mid Cap Disciplined Fund

Effective April 16, 2001, Robert J. Costomiris became the Fund's Portfolio Manager. A meeting of shareholders was held on July 30, 2001. See page 18 for information about the results of this meeting.

--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Mid Cap Disciplined Fund seeks capital growth. It invests, under normal conditions, at least 65% of its assets in stocks of medium-capitalization companies that the Fund's manager believes present attractive opportunities, but have not been widely recognized by investment analysts or the financial press. The Fund defines "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell Midcap(TM) Index at the time of investment. To identify these companies, the manager engages in in-depth, first-hand research. Visits with members of a company's management team are often an integral part of this process. The goal of the manager's research is to identify companies that are undervalued or have growth potential that is not currently reflected in the companies' stock prices. To a limited extent, the Fund may also invest in foreign securities.

--------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-31-98 to 12-31-01

          The Strong Mid Cap Disciplined Fund  Russell MidCap/TM/ Index*  S&P MidCap 400 Index*  Lipper Mid-Cap Value Funds Index*
 Dec 98              $10,000                          $10,000                  $10,000                   $10,000
 Mar 99              $11,740                          $ 9,953                  $ 9,362                   $ 9,603
 Jun 99              $12,880                          $11,034                  $10,687                   $10,836
 Sep 99              $11,420                          $10,085                  $ 9,790                   $10,041
 Dec-99              $13,520                          $11,823                  $11,472                   $11,194
 Mar-00              $15,580                          $13,016                  $12,926                   $11,654
 Jun-00              $14,920                          $12,428                  $12,500                   $11,413
 Sep-00              $15,200                          $13,275                  $14,018                   $12,124
 Dec-00              $16,603                          $12,799                  $13,479                   $12,379
 Mar-01              $14,878                          $11,455                  $12,027                   $11,901
 Jun-01              $17,245                          $12,548                  $13,610                   $13,142
 Sep-01              $15,060                          $10,306                  $11,356                   $11,528
 Dec-01              $18,663                          $12,079                  $13,398                   $13,213

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap(TM) Index, the S&P MidCap 400 Index ("S&P MidCap 400"), and the Lipper Mid-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. We are replacing the S&P MidCap 400 Index with the Russell Midcap(TM) Index, as we believe the Russell Midcap(TM) Index more accurately reflects the Fund's investment program.

Q:   How did your Fund perform?

A: The Strong Mid Cap Disciplined Fund performed very well in 2001. Our strong valuation discipline helped throughout the year, particularly in the first nine months. In the fourth quarter, our contrarian philosophy led us to companies whose earnings expectations essentially had nowhere to go but up. These companies benefited significantly in the fourth-quarter market rally, propelling the Fund's returns upward.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The S&P 500 continued its downward trend in 2001, posting back-to-back down years for the first time since 1973 and 1974. The markets began the year on a positive note, after the Federal Reserve surprised the market with an early interest rate cut. This initial cut was followed by ten more that demonstrated the Fed's willingness to combat difficult economic conditions. Despite the Fed's easing, the market had difficulty sustaining rallies as high stock valuations coupled with lowered earnings prospects made stocks less attractive. Our disciplined approach to identifying stocks with reasonable valuations proved very helpful in this environment.

     Clearly the most significant event of 2001 was the tragic terrorist attack on September 11. Although the nation was already in a recession, the attacks further exacerbated the economic downturn and added to the market's uncertainty. The markets plummeted when they reopened, reaching lows on September 21. However, almost as quickly as the markets declined, they also bounced back, closing the year at higher levels than they had held before the attack. This rally was driven by the market's anticipation of higher corporate earnings in 2002 as the economy hopefully begins to pull out of its recessionary state. Our exposure to beaten-down cyclical stocks during this period helped us to recover nicely from the September selloff.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: Our stock selection was very strong across the board throughout the year. Our technology, producer durables, consumer staples, healthcare, and utilities holdings stood out.

     Contrarian holdings such as cable equipment makers C-Cor.Net and Harmonic were among our top performers, as investors anticipated a robust 2002 for this industry after an extremely depressed 2001. In addition, food-related stocks such as SuperValu, Great Atlantic & Pacific Tea (A&P), and the merged Suiza Foods/Dean Foods provided stable earnings and outstanding stock price appreciation.

Q:   What is your future outlook?

A: Market volatility appears to be here to stay--and that should work to the benefit of those who, like ourselves, are bottom-up stock pickers with disciplined investment approaches. As we look ahead in 2002, we believe long-term investors can anticipate a more stable economic backdrop as the year progresses. However, short-term traders may start to expect too much if stock prices are bid up early in the year. It is almost inevitable that the economy will not recover as quickly or as sharply as the most optimistic expect, which should create volatility and opportunity. We believe mid-cap stocks should continue to do relatively well in this improving, but still uncertain, environment.

     We appreciate your investment in the Strong Mid Cap Disciplined Fund.

     Robert J. Costomiris
     Portfolio Manager

--------------------------------------------------------------------------------

                                 AVERAGE ANNUAL
                                 TOTAL RETURNS

                                 As of 12-31-01

                                1-year   12.41%

                                3-year   23.12%

                  Since Fund Inception   23.12%
                            (12-31-98)

The Fund's since inception return was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing.

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

* The Russell Midcap(TM) Index is an unmanaged index generally representative of the U.S. market for medium-capitalization stocks. The S&P MidCap 400 is an unmanaged index generally representative of the U.S. market for medium-capitalization stocks. The Lipper Mid-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell and S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Growth Fund


A meeting of shareholders was held on July 20, 2001. See page 18 for information about the results of this meeting.

--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Growth Fund seeks capital growth. It focuses, under normal conditions, on stocks of companies that its manager believes have favorable prospects for accelerating growth of earnings but are selling at reasonable valuations based on earnings, cash flow, or asset value. The portfolio can include stocks of any size. The Fund writes put and call options. To a limited extent, the Fund may also invest in foreign securities.

--------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           FROM 12-31-93 to 12-31-01

                                    [GRAPH]


              The Strong Growth Fund     S&P 500 Index*    Lipper Multi-Cap Growth Funds Index*
Dec 93               $10,000                 $10,000                  $10,000
Jun-94               $10,636                 $9,662                   $9,200
Dec-94               $11,727                 $10,132                  $9,718
Jun-95               $13,989                 $12,177                  $11,593
Dec-95               $16,535                 $13,934                  $12,994
Jun-96               $19,433                 $15,340                  $14,344
Dec-96               $19,763                 $17,132                  $15,314
Jun-97               $21,672                 $20,661                  $17,187
Dec-97               $23,528                 $22,845                  $18,828
Jun-98               $27,370                 $26,889                  $21,981
Dec-98               $29,877                 $29,373                  $23,497
Jun-99               $34,622                 $33,009                  $26,856
Dec-99               $52,302                 $35,553                  $34,389
May-00               $51,876                 $34,552                  $33,600
Jun-00               $56,702                 $35,404                  $36,932
Dec-00               $47,473                 $32,319                  $30,244
1-Jun                $35,995                 $30,156                  $25,779
1-Dec                $31,146                 $28,481                  $22,634

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Q:   How did your Fund perform?

A: The year 2001 was a difficult one for growth stock investors and for the Strong Growth Fund. The Fund, managed as a broad growth-stock portfolio, declined sharply during the first ten months of the year as the bear market that began in 2000 continued into this year. Despite the Fed's aggressive steps to support the economy, growth stocks (particularly in technology) remained under severe pressure throughout the year.

     The events of September 11 settled the question of whether the economy was in a slowdown or a recession--in favor of the latter. The Fund reached its low point on September 21, which coincided with the low points for both the Nasdaq and the S&P 500. The markets and the Fund recovered significant ground in the fourth quarter, driven in part by early successes in the war on terrorism, continued Federal Reserve rate cuts, and the resilience of U.S. consumer spending.

Q: What market conditions, events, and other factors impacted your Fund's performance?

A: During 2001, the Federal Reserve moved extremely aggressively, lowering the Federal Funds rate from 6.5% at the start of the year to 1.75% by the end. When the Fed made its surprise rate cut at the beginning of January, we became confident that the economic slowdown would prove to be relatively short and mild. We therefore increased our weightings in sectors that are more sensitive to changes in the economy, particularly in the technology sector. Despite eleven rate cuts by the Federal Reserve, heightened uncertainty about the war on terrorism, and the fragile economy led consumers and corporations to postpone purchases of discretionary items.

     On the positive side, the Fed's injection of massive amounts of liquidity into the system through more rate cuts, and the apparent military success in Afghanistan restored some confidence in the U.S. markets in the fourth quarter.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: The Fund's technology holdings had severe negative impact on performance. Although the longer-term prospects for leading technology companies remain bright, the cyclical nature of the business and the hangover from the Internet and Y2K spending bubbles contributed to a period of sharp relative underperformance. Before the September 11 attacks, we saw early signs of an impending sector rebound and elected to overweight the sector. This decision, more than any other, was responsible for the Fund's poor performance in 2001.

     Positive contributions to our performance came from our holdings in consumer cyclical issues, most notably Best Buy, Lowe's, and Kohl's Department Stores. Despite widespread corporate layoffs and economic uncertainty, the resilience of U.S. consumer spending has surprised most experts. The Fund also benefited from investments in more stable growth companies like First Data and Guidant. Finally, in the last two months of the year, we saw a sharp rebound in many of the Fund's technology holdings as the market began anticipating the economic recovery.

Q:   What is your future outlook?

A: Both bearish and bullish factors are evident today. On the bearish side, there is persistent deterioration in corporate profits, operating margins, and sales growth. On the more positive side of things, there is the potential for improvement as the impact of the Federal Reserve's aggressive interest-rate cuts--which have a delayed effect--are felt more fully throughout the economy.

     The magnitude of the future recovery in corporate profits and the economy is so far difficult to determine. It is true, however, that earnings comparisons are easier, valuations are more reasonable, and inflation is well-contained. With this as a backdrop, it should be only a matter of time before the U.S. economy and overall corporate earnings growth begin to recover. Over the long term, earnings growth is what drives stock prices. And we are mindful that historically, growth stocks tend to lead all other sectors out of a sluggish economic environment. We believe they will do so again.

     We appreciate your patience and support after such a difficult period, and look for better times in coming quarters. Thank you for your investment in the Strong Growth Fund.

     Ronald C. Ognar
     Portfolio Manager

                                  AVERAGE ANNUAL
                                   TOTAL RETURNS

                                   As of 12-31-01

                                   Investor Class
--------------------------------------------------------------------------------
                                 1-year    -34.39%

                                  3-year     1.40%

                                  5-year     9.52%

                    Since Fund Inception    15.26%
                              (12-31-93)


                               Advisor Class/1/
--------------------------------------------------------------------------------

                                 1-year    -34.54%

                                 3-year      1.11%

                                 5-year      9.20%

                   Since Fund Inception     14.92%
                             (12-31-93)

                              Institutional Class/2/
--------------------------------------------------------------------------------
                                 1-year    -33.84%

                                 3-year      1.81%

                                 5-year      9.79%

                   Since Fund Inception     15.44%
                             (12-31-93)

     Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

/1/ The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/2/ The performance of the Institutional Class shares prior to 2-24-00 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Opportunity Fund

A meeting of shareholders was held on July 20, 2001. See page 18 for information about the results of this meeting. Effective October 1, 2001, Ms. Ann M. Miletti was added as a co-manager of the Fund.

--------------------------------------------------------------------------------
Your Fund's Approach

The Strong Opportunity Fund seeks capital growth. It invests, under normal conditions, primarily in stocks of medium-capitalization companies that the Fund's managers believe are underpriced, yet have attractive growth prospects. The managers base their analysis on a company's "private market value"--the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. The managers determine a company's private market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation, and franchise value. To a limited extent, the Fund may also invest in foreign securities.

--------------------------------------------------------------------------------

                     Growth of an Assumed $10,000 Investment
                            From 12-31-85 to 12-31-01

                                    [GRAPH]

                    The Strong Opportunity Fund    Russell MidCap(TM) Index*     Lipper Multi-Cap Value Funds Index*
Dec 85                      $ 10,000                       $10,000                               $10,000
Dec 86                      $ 15,990                       $11,820                               $11,568
Dec 87                      $ 17,894                       $11,847                               $12,268
Dec 88                      $ 20,841                       $14,193                               $14,490
Dec 89                      $ 24,694                       $17,922                               $17,566
Dec 90                      $ 21,903                       $15,861                               $16,381
Dec 91                      $ 28,845                       $22,446                               $20,790
Dec 92                      $ 33,851                       $26,114                               $23,132
Dec 93                      $ 41,022                       $29,848                               $26,308
Dec 94                      $ 42,325                       $29,223                               $26,336
Dec 95                      $ 53,868                       $39,292                               $34,504
Dec 96                      $ 63,637                       $46,757                               $41,746
Dec 97                      $ 78,558                       $60,321                               $52,980
Dec 98                      $ 90,724                       $66,410                               $56,437
Dec 99                      $121,017                       $78,518                               $59,788
Dec 00                      $131,394                       $84,995                               $65,549
Dec 01                      $125,085                       $80,215                               $66,399

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap(TM) Index and the Lipper Multi-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Q:   How did your Fund perform?

A: The past year was another very difficult period for the stock market. We are pleased that the Strong Opportunity Fund was able to remain relatively flat during this extremely volatile year. Not only did the economy fall into recession for the first time in a decade, but the market also had to deal with the horrific attacks of September 11, the aftermath of past overspending on technology, and the excesses created during the growth-momentum stock periods. These concerns put pressure on most major indexes, with the S&P 500's -13.04% and the Nasdaq posting a -21.05%.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The Federal Reserve Board set the tone for the market at the beginning of the year with a surprise 50 basis point cut in interest rates. It followed that move with ten additional cuts, driving short-term interest rates to their lowest levels in almost two generations. The economy continued to falter nonetheless. The events of September 11 added yet another significant challenge to the market.

     We dealt with these challenges by staying focused on our time-tested process. While the market tested our skills in the weeks following September 11, we found our discipline of looking for companies with strong competitive positions, high-quality management teams, and attractive valuations, continues to work. We opportunistically added to existing holdings and selectively initiated new positions in the portfolio, such as Carnival Cruise and USA Networks. These buys helped us bounce back from the lows we saw at the end of the third quarter.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: The Strong Opportunity Fund benefited during the year from holdings in consumer and health-care stocks. For example, as the economy weakened, our medical technology holdings, such as Boston Scientific and Guidant Corporation, posted solid gains as investors looked for defensive holdings for their portfolios. Our valuation discipline also led us to more economically-sensitive stocks that were oversold by the market based on concerns about the weakening economy. Retailers Staples and Sears, as well as such consumer stocks as Newel Rubbermaid posted strong returns for the Fund this year.

     The Fund's performance was hurt by holdings in companies directly affected by the World Trade Center attack, such as American Airlines, as well as by positions in the energy sector that were indirectly affected as the economy slipped into a recession. Despite efforts by OPEC to restrain crude oil supply and the difficulty in increasing natural-gas production, commodity prices fell. We continue to overweight the sector, however, as we believe the current low valuations reflect an overly pessimistic outlook.

Q:   What is your future outlook?

A: Looking forward, we are encouraged by the steps taken to help the economy recover.

     The Federal Reserve's aggressive actions, combined with tax cuts from Washington, have put a tremendous amount of liquidity into the economic system. Oil prices appear to have bottomed and inventory levels at most of the companies we look at are in good shape. Finally, consumer confidence continues to be surprisingly strong.

     We believe a recovery will happen; the only question is timing. The market is likely to have many fits and starts, but we may also see that some expectations have been set low enough that companies may once again begin to exceed their own projections. We believe that 2002 will present us with a real stock-pickers market, rather than one led by just one industry group the entire year. This should play well to our disciplined bottom-up approach.

     We will continue to focus on those things we can control--our process and our discipline. We strive to maintain our long-term record of superior performance. Thank you again for your trust in us and may you have a happy, healthy, and prosperous 2002. God Bless America

     Richard T. Weiss
     Portfolio Co-Manager
     Ann M. Miletti
     Portfolio Co-Manager

--------------------------------------------------------------------------------

                          Average Annual Total Returns
                                 As of 12-31-01

                                 Investor Class

                          1-year                  -4.80%

                          3-year                  11.30%

                          5-year                  14.47%

                          10-year                 15.80%

             Since Fund Inception                 17.10%
                       (12-31-85)

                                Advisor Class/1/

                           1-year                 -5.08%

                           3-year                 10.95%

                           5-year                 14.12%

                          10-year                 15.44%

             Since Fund Inception                 16.74%
                       (12-31-85)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

/1/ The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

* The Russell Midcap(TM) Index is an unmanaged index generally representative of the U.S. market for medium-capitalization stocks. The Lipper Multi-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SHAREHOLDER MEETING RESULTS OF THE FUNDS
--------------------------------------------------------------------------------

At an Annual Meeting of Shareholders of the Funds held on July 20, 2001, except for the Strong Mid Cap Disciplined Fund, which held its meeting on July 30, 2001, shareholders approved the following proposals:

To approve a new advisory agreement between Strong Capital Management, Inc. and Strong Discovery Fund, Inc., Strong Equity Funds, Inc., Strong Opportunity Fund, Inc., and Strong Large Cap Growth Fund, Inc. on behalf of:

                                            For             Against         Abstain       Broker non-votes
                                            ---             -------         -------       ----------------
Strong Dow 30 Value Fund               3,619,471.562      351,711.067      118,515.763     1,053,336.000
Strong Large Cap Core Fund               268,985.595       11,668.541        2,980.695        43,925.000
Strong Large Cap Growth Fund          24,647,793.377    1,533,088.081      592,692.941     2,397,820.260
Strong Mid Cap Disciplined Fund        1,197,166.410      172,234.677       55,769.455       133,336.000
Strong Growth Fund                    50,773,445.286    4,659,136.017    1,219,319.025    11,514,206.000
Strong Opportunity Fund               32,678,303.995    3,617,305.793    1,090,731.226     9,943,547.000

To ratify the selection of PricewaterhouseCoopers LLP as the Fund's Independent
Auditors:

                                             For             Against          Abstain
                                             ---             -------          -------
Strong Dow 30 Value Fund               5,004,906.712       64,421.215       73,706.465
Strong Endeavor Fund                     239,328.473          986.000        1,377.937
Strong Large Cap Core Fund               322,746.891        3,077.803        1,735.137
Strong Large Cap Growth Fund          28,516,765.067      301,400.583      353,229.009
Strong Mid Cap Disciplined Fund        1,502,579.699       11,347.561       44,579.282
Strong Growth Fund                    66,566,296.663      715,231.473      884,578.192
Strong Opportunity Fund               46,324,845.281      360,275.847      644,766.886

To elect members to the Board of Directors of Strong Equity Funds, Inc. (Strong Advisor Mid Cap Growth Fund, Strong Advisor Small Cap Value Fund, Strong Dow 30 Value Fund, Strong Enterprise Fund, Strong Growth Fund, Strong Growth 20 Fund, Strong Index 500 Fund, Strong Internet Fund, Strong Large Cap Core Fund, Strong Mid Cap Disciplined Fund, Strong Technology 100 Fund, Strong U.S. Emerging Growth Fund, and Strong Value Fund):

                            Director               Affirmative              Withhold
                            --------               -----------              --------
                        Richard S. Strong        158,632,363.369        4,338,287.136
                        Willie D. Davis          159,350,797.294        3,619,853.211
                        William F. Vogt          159,553,410.765        3,417,239.740
                        Marvin E. Nevins         159,213,881.331        3,756,769.174
                        Stanley Kritzik          159,356,112.695        3,614,537.810
                        Neal Malicky             159,442,447.758        3,528,202.747

To elect members to the Board of Directors of Strong Opportunity Fund, Inc. (Strong Advisor Endeavor 20 Fund, Strong Endeavor Fund, and Strong Opportunity
Fund):

                            Director               Affirmative              Withhold
                            --------               -----------              --------
                        Richard S. Strong        45,995,369.998         1,659,601.426
                        Willie D. Davis          46,864,708.496           790,262.928
                        William F. Vogt          46,919,945.544           735,025.880
                        Marvin E. Nevins         46,791,782.641           863,188.783
                        Stanley Kritzik          46,856,691.601           798,279.823
                        Neal Malicky             46,883,611.670           771,359.754

To elect members to the Board of Directors of Strong Large Cap Growth Fund,
Inc.:

                            Director               Affirmative              Withhold
                            --------               -----------              --------
                        Richard S. Strong        28,566,838.444         604,556.215
                        Willie D. Davis          28,569,817.210         601,577.449
                        William F. Vogt          28,609,773.170         561,621.489
                        Marvin E. Nevins         28,522,336.014         649,058.645
                        Stanley Kritzik          28,564,464.319         606,930.340
                        Neal Malicky             28,577,619.816         593,774.843

SCHEDULES OF INVESTMENTS IN SECURITIES                   December 31, 2001
--------------------------------------------------------------------------------
                             STRONG DISCOVERY FUND

                                                      Shares or
                                                      Principal      Value
                                                        Amount     (Note 2)
--------------------------------------------------------------------------------
Common Stocks 89.2%
Banks - Money Center 2.0%
The Bank of New York Company, Inc.                      39,000   $ 1,591,200
Citigroup, Inc.                                         32,210     1,625,961
                                                                 -----------
                                                                   3,217,161

Banks - Super Regional 2.0%
Mellon Financial Corporation                            51,400     1,933,668
Northern Trust Company                                  19,610     1,180,914
                                                                 -----------
                                                                   3,114,582

Beverages - Alcoholic 1.9%
Brown Forman Corporation Class B                        48,400     3,029,840

Beverages - Soft Drinks 0.7%
The Coca-Cola Company                                   25,000     1,178,750

Building - Cement/Concrete/Aggregate 0.7%
Vulcan Materials Company                                22,095     1,059,234

Chemicals - Basic 1.0%
NOVA Chemicals Corporation                              78,340     1,509,612

Commercial Services - Advertising 2.6%
The Ackerley Group, Inc. (b)                            45,410       794,675
The Interpublic Group of Companies, Inc.                78,360     2,314,754
Lamar Advertising Company (b)                           22,430       949,686
                                                                 -----------
                                                                   4,059,115

Commercial Services - Miscellaneous 0.5%
First Health Group Corporation (b)                      30,710       759,765
Insurance Auto Auctions, Inc. (b)                        4,470        64,860
                                                                 -----------
                                                                     824,625

Computer - Local Networks 0.5%
Brocade Communications Systems, Inc. (b)                21,900       725,328

Computer - Services 0.2%
Accenture, Ltd. Class A (b)                             14,000       376,880

Computer Software - Desktop 0.2%
Red Hat, Inc. (b)                                       50,500       358,550

Computer Software - Education/
        Entertainment 0.4%
Electronic Arts, Inc. (b)                               10,040       601,898

Computer Software - Enterprise 1.7%
BMC Software, Inc. (b)                                  36,400       595,868
Citrix Systems, Inc. (b)                                61,910     1,402,881
Mercury Interactive Corporation (b)                     21,900       744,162
                                                                 -----------
                                                                   2,742,911

Computer Software - Financial 0.7%
Intuit, Inc. (b)                                        24,340     1,040,778

Computer Software - Security 0.5%
Symantec Corporation (b)                                11,740       778,714

Diversified Operations 1.5%
AOL Time Warner, Inc. (b)                               75,690     2,429,649

Electrical - Control Instruments 3.1%
Danaher Corporation                                     40,430     2,438,333
Parker-Hannifin Corporation                             53,000     2,433,230
                                                                 -----------
                                                                   4,871,563

Electronics - Scientific Instruments 1.6%
PerkinElmer, Inc.                                       70,170   $ 2,457,353

Electronics - Semiconductor Equipment 0.9%
KLA-Tencor Corporation (b)                              11,100       550,116
Novellus Systems, Inc. (b)                              21,060       830,817
                                                                 -----------
                                                                   1,380,933

Electronics - Semiconductor
        Manufacturing 4.0%
Altera Corporation (b)                                  52,200     1,107,684
Broadcom Corporation Class A (b)                        18,700       766,326
Integrated Device Technology, Inc. (b)                  75,810     2,015,788
RF Micro Devices, Inc. (b)                              44,600       857,658
Texas Instruments, Inc.                                 57,800     1,618,400
                                                                 -----------
                                                                   6,365,856

Electronics Products - Miscellaneous 1.4%
Celestica, Inc. (b)                                     54,770     2,212,160

Finance - Consumer/Commercial Loans 0.5%
USA Education, Inc.                                     10,270       862,885

Finance - Equity REIT 0.7%
Vornado Realty Trust                                    27,575     1,147,120

Finance - Investment Brokers 2.6%
Legg Mason, Inc.                                        47,385     2,368,302
Lehman Brothers Holdings, Inc.                          23,810     1,590,508
Van der Moolen Holding NV ADR (b)                        6,800       199,240
                                                                 -----------
                                                                   4,158,050

Finance - Investment Management 4.0%
Blackrock, Inc. (b)                                     37,400     1,559,580
Federated Investors, Inc. Class B                       64,075     2,042,711
Franklin Resources, Inc.                                76,000     2,680,520
                                                                 -----------
                                                                   6,282,811

Finance - Publicly Traded Investment
        Funds-Equity (Non 40 Act) 0.8%
Biotech Holders Trust                                    9,060     1,196,826

Food - Confectionery 0.5%
Tootsie Roll Industries, Inc.                           21,600       844,128

Food - Miscellaneous Preparation 0.8%
McCormick & Company, Inc.                               31,400     1,317,858

Funeral Services & Related 1.0%
Hillenbrand Industries, Inc.                            27,575     1,524,070

Insurance - Property/Casualty/Title 8.3%
Alleghany Corporation (b)                                9,500     1,828,275
American International Group, Inc.                      18,891     1,499,945
Chubb Corporation                                        7,500       517,500
Cincinnati Financial Corporation                        69,730     2,660,200
IPC Holdings, Ltd.                                      19,060       564,176
Leucadia National Corporation                           43,000     1,241,410
Markel Corporation (b)                                   8,930     1,604,275
Max Re Capital, Ltd.                                    30,400       476,064
Wesco Financial Corporation                              6,201     1,953,315
White Mountains Insurance Group, Ltd.                    2,200       765,600
                                                                 -----------
                                                                  13,110,760

Internet - E*Commerce 0.6%
Ticketmaster Online-CitySearch, Inc. Class B (b)        59,770       979,630

--------------------------------------------------------------------------------
                        STRONG DISCOVERY FUND (continued)

                                                      Shares or
                                                      Principal       Value
                                                         Amount      (Note 2)
--------------------------------------------------------------------------------
Internet - Network Security/Solutions 0.7%
RSA Security, Inc. (b)                                   32,360  $    565,006
VeriSign, Inc. (b)                                       14,300       543,972
                                                                 ------------
                                                                    1,108,978

Internet - Software 1.2%
BEA Systems, Inc. (b)                                    63,810       983,312
Interwoven, Inc. (b)                                     44,250       430,995
Vignette Corporation (b)                                 91,030       488,831
                                                                 ------------
                                                                    1,903,138

Leisure - Hotels & Motels 0.8%
Starwood Hotels & Resorts Worldwide, Inc.                44,700     1,334,295

Leisure - Services 3.2%
Cendant Corporation (b)                                  85,850     1,683,519
The Walt Disney Company                                  98,350     2,037,812
Six Flags, Inc. (b)                                      46,680       717,938
Vail Resorts, Inc. (b)                                   31,790       563,637
                                                                 ------------
                                                                    5,002,906

Machinery - Construction/Mining 0.3%
Caterpillar, Inc.                                         8,940       467,115

Machinery - Farm 0.5%
Deere & Company                                          18,500       807,710

Machinery - General Industrial 0.5%
Ingersoll-Rand Company                                   18,019       753,374

Media - Cable TV 4.5%
EchoStar Communications Corporation
        Class A (b)                                      87,930     2,415,437
Liberty Media Corporation Series A (b)                  331,625     4,642,750
                                                                 ------------
                                                                    7,058,187

Media - Newspapers 3.8%
The E.W. Scripps Company Class A                         25,900     1,709,400
Tribune Company                                          20,970       784,907
Washington Post Company Class B                           6,698     3,549,940
                                                                 ------------
                                                                    6,044,247

Media - Radio/TV 1.2%
Univision Communications, Inc. (b)                       23,395       946,562
Viacom, Inc. Class B (b)                                 17,065       753,420
Young Broadcasting, Inc. Class A (b)                      7,700       138,215
                                                                 ------------
                                                                    1,838,197

Medical - Biomedical/Genetics 2.9%
Alkermes, Inc. (b)                                       36,200       954,232
Enzon, Inc. (b)                                          14,490       815,497
Human Genome Sciences, Inc. (b)                          16,400       553,008
ICOS Corporation (b)                                     15,010       862,174
Medimmune, Inc. (b)                                      29,150     1,351,103
                                                                 ------------
                                                                    4,536,014

Medical - Ethical Drugs 1.6%
King Pharmaceuticals, Inc. (b)                           23,600       994,268
Eli Lilly & Company                                      19,925     1,564,910
                                                                 ------------
                                                                    2,559,178

Medical - Hospitals 1.8%
Community Health Systems, Inc. (b)                       67,780     1,728,390
Triad Hospitals, Inc. (b)                                40,875     1,199,681
                                                                 ------------
                                                                    2,928,071

Medical - Instruments 1.8%
American Medical Systems Holdings, Inc. (b)              23,020       476,284
Beckman Coulter, Inc.                                    34,900     1,546,070
St. Jude Medical, Inc. (b)                               10,210       792,807
                                                                 ------------
                                                                    2,815,161

Medical - Products 0.2%
Boston Scientific Corporation (b)                        15,400  $    371,448

Medical - Wholesale Drugs/Sundries 1.7%
AmerisourceBergen Corporation                            19,520     1,240,496
Cardinal Health, Inc.                                    22,650     1,464,549
                                                                 ------------
                                                                    2,705,045

Medical/Dental - Services 0.7%
Covance, Inc. (b)                                        48,680     1,105,036

Metal Products - Fasteners 1.0%
Illinois Tool Works, Inc.                                23,100     1,564,332

Oil & Gas - Drilling 1.9%
Diamond Offshore Drilling, Inc.                          46,060     1,400,224
Nabors Industries, Inc. (b)                              47,070     1,615,913
                                                                 ------------
                                                                    3,016,137

Oil & Gas - Field Services 1.5%
BJ Services Company (b)                                  25,500       827,475
Tidewater, Inc.                                          18,400       623,760
Veritas DGC, Inc. (b)                                    47,100       871,350
                                                                 ------------
                                                                    2,322,585

Oil & Gas - Machinery/Equipment 1.8%
Cooper Cameron Corporation (b)                           31,300     1,263,268
Smith International, Inc. (b)                            21,200     1,136,744
Weatherford International, Inc. (b)                      13,500       503,010
                                                                 ------------
                                                                    2,903,022

Real Estate Development 0.1%
Consolidated-Tomoka Land Company                          9,700       192,836

Retail - Apparel/Shoe 1.7%
Abercrombie & Fitch Company Class A (b)                  29,465       781,706
Foot Locker, Inc. (b)                                    69,400     1,086,110
The TJX Companies, Inc.                                  20,900       833,074
                                                                 ------------
                                                                    2,700,890

Retail - Consumer Electronics 0.8%
Best Buy Company, Inc. (b)                                9,000       670,320
Circuit City Stores, Inc.                                22,625       587,119
                                                                 ------------
                                                                    1,257,439

Retail - Department Stores 0.5%
Federated Department Stores, Inc. (b)                    21,400       875,260

Retail - Major Discount Chains 1.0%
BJ's Wholesale Club, Inc. (b)                            36,270     1,599,507

Retail - Miscellaneous/Diversified 1.7%
Hollywood Entertainment Corporation (b)                 130,175     1,860,201
Michaels Stores, Inc. (b)                                24,770       816,172
                                                                 ------------
                                                                    2,676,373

Retail/Wholesale - Computer/Cellular 0.5%
Tech Data Corporation (b)                                19,900       861,272

Shoes & Related Apparel 0.8%
Reebok International, Ltd. (b)                           47,550     1,260,075

Transportation - Services 0.6%
C.H. Robinson Worldwide, Inc.                            31,400       907,931
-----------------------------------------------------------------------------
Total Common Stocks (Cost $141,596,511)                           141,235,389
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                      Shares or
                                                      Principal     Value
                                                         Amount    (Note 2)
--------------------------------------------------------------------------------
Short-Term Investments (a) 10.8%
Repurchase Agreements
ABN AMRO Inc. (Dated 12/31/01), 1.60%,
 Due 1/02/02 (Repurchase proceeds
 $15,101,342); Collateralized by:
 United States Government Issues (d)                $15,100,000  $ 15,100,000
State Street Bank (Dated 12/31/01), 1.50%,
 Due 1/02/02 (Repurchase proceeds
 $1,984,165); Collateralized by:
United States Government Issues (d)                   1,984,000     1,984,000
-----------------------------------------------------------------------------
Total Short-Term Investments (Cost $17,084,000)                    17,084,000
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Total Investments In Securities (Cost $158,680,511) 100.0%        158,319,389
Other Assets and Liabilities, Net (0.0%)                              (53,022)
-----------------------------------------------------------------------------
Net Assets 100.0%                                                $158,266,367
=============================================================================

                            STRONG DOW 30 VALUE FUND

                                                      Shares or
                                                      Principal     Value
                                                         Amount    (Note 2)
--------------------------------------------------------------------------------
Common Stocks 93.5%
Aerospace - Defense 6.5%
The Boeing Company                                      181,600  $  7,042,448

Aerospace - Defense Equipment 5.2%
United Technologies Corporation                          87,200     5,635,736

Auto Manufacturers - Domestic 1.7%
General Motors Corporation                               37,200     1,807,920

Banks - Money Center 10.7%
Citigroup, Inc.                                          98,233     4,958,802
J.P. Morgan Chase & Company                             182,200     6,622,970
                                                                 ------------
                                                                   11,581,772

Beverages - Soft Drinks 1.6%
The Coca-Cola Company                                    37,400     1,763,410

Computer - Manufacturers 6.0%
Hewlett-Packard Company                                  37,200       764,088
International Business Machines Corporation              47,200     5,709,312
                                                                 ------------
                                                                    6,473,400

Computer Software - Desktop 5.4%
Microsoft Corporation (b)                                87,200     5,778,744

Diversified Operations 6.7%
E.I. Du Pont de Nemours & Company                        37,200     1,581,372
Honeywell International, Inc.                            37,200     1,258,104
Minnesota Mining & Manufacturing Company                 37,200     4,397,412
                                                                 ------------
                                                                    7,236,888

Electrical - Equipment 1.4%
General Electric Company                                 37,200     1,490,976

Electronics - Semiconductor Manufacturing 3.3%
Intel Corporation                                       113,300     3,563,285

Financial Services - Miscellaneous 2.6%
American Express Company                                 77,200     2,755,268

Leisure - Photo Equipment/Related 1.0%
Eastman Kodak Company                                    37,200  $  1,094,796

Leisure - Services 0.7%
The Walt Disney Company                                  37,200       770,784

Machinery - Construction/Mining 3.7%
Caterpillar, Inc.                                        77,200     4,033,700

Medical - Drug/Diversified 2.0%
Johnson & Johnson                                        37,200     2,198,520

Medical - Ethical Drugs 2.0%
Merck & Company, Inc.                                    37,200     2,187,360

Metal Ores - Miscellaneous 4.0%
Alcoa, Inc.                                             122,200     4,344,210

Oil & Gas - International Integrated 2.8%
Exxon Mobil Corporation                                  77,200     3,033,960

Paper & Paper Products 5.7%
International Paper Company                             151,200     6,100,920

Retail - Major Discount Chains 2.0%
Wal-Mart Stores, Inc.                                    37,200     2,140,860

Retail - Restaurants 0.9%
McDonald's Corporation                                   37,200       984,684

Retail/Wholesale - Building Products 1.8%
The Home Depot, Inc.                                     37,200     1,897,572

Soap & Cleaning Preparations 2.8%
The Procter & Gamble Company                             37,400     2,959,462

Telecommunications - Services 8.6%
AT&T Corporation                                        322,200     5,844,708
SBC Communications, Inc.                                 87,200     3,415,624
                                                                 ------------
                                                                    9,260,332

Tobacco 4.4%
Philip Morris Companies, Inc.                           102,200     4,685,870
-----------------------------------------------------------------------------
Total Common Stocks (Cost $96,059,491)                            100,822,877
-----------------------------------------------------------------------------
Short-Term Investments (a) 6.5%
Repurchase Agreements
ABN AMRO Inc. (Dated 12/31/01), 1.60%,
 Due 1/02/02 (Repurchase proceeds
 $5,000,444); Collateralized by:
 United States Government Issues (d)               $  5,000,000     5,000,000
State Street Bank (Dated 12/31/01), 1.50%,
 Due 1/02/02 (Repurchase proceeds
 $2,018,768); Collateralized by:
 United States Government Issues (d)                  2,018,600     2,018,600
-----------------------------------------------------------------------------
Total Short-Term Investments (Cost $7,018,600)                      7,018,600
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Total Investments in Securities (Cost $103,078,091) 100.0%        107,841,477
Other Assets and Liabilities, Net 0.0%                                  2,636
-----------------------------------------------------------------------------
Net Assets 100.0%                                                $107,844,113
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              STRONG ENDEAVOR FUND

                                                         Shares or
                                                         Principal     Value
                                                          Amount      (Note 2)
--------------------------------------------------------------------------------
Common Stocks 98.0%
Aerospace - Defense 0.7%
Raytheon Company                                           1,305     $ 42,373

Banks - Money Center 1.0%
Citigroup, Inc.                                              675       34,074
J.P. Morgan Chase & Company                                  870       31,625
                                                                     --------
                                                                       65,699

Banks - Super Regional 1.8%
Wells Fargo Company                                        2,520      109,494

Beverages - Alcoholic 0.6%
Anheuser-Busch Companies, Inc.                               835       37,750

Beverages - Soft Drinks 2.6%
The Coca-Cola Company                                      1,765       83,220
PepsiCo, Inc.                                              1,595       77,660
                                                                     --------
                                                                      160,880

Building - Construction Products/
        Miscellaneous 0.5%
Masco Corporation                                          1,310       32,095

Commercial Services - Advertising 1.1%
The Interpublic Group of Companies, Inc.                   1,110       32,789
Lamar Advertising Company (b)                                830       35,142
                                                                     --------
                                                                       67,931

Computer - Local Networks 3.9%
Brocade Communications Systems, Inc. (b)                   1,910       63,259
Cisco Systems, Inc. (b)                                    9,950      180,195
                                                                     --------
                                                                      243,454

Computer - Manufacturers 0.9%
Sun Microsystems, Inc. (b)                                 4,415       54,481

Computer - Memory Devices 0.8%
EMC Corporation (b)                                        3,710       49,862

Computer Software - Desktop 4.1%
Microsoft Corporation (b)                                  3,840      254,477

Computer Software - Education/
        Entertainment 0.7%
Electronic Arts, Inc. (b)                                    720       43,164

Computer Software - Enterprise 3.4%
Citrix Systems, Inc. (b)                                   4,950      112,167
Oracle Systems Corporation (b)                             7,005       96,739
                                                                     --------
                                                                      208,906

Diversified Operations 7.1%
AOL Time Warner, Inc. (b)                                  6,070      194,847
Agilent Technologies, Inc. (b)                             1,770       50,463
Tyco International, Ltd.                                   3,310      194,959
                                                                     --------
                                                                      440,269

Electrical - Control Instruments 1.1%
Danaher Corporation                                        1,120       67,547

Electrical - Equipment 4.6%
General Electric Company                                   7,185      287,975

Electronics - Scientific Instruments 0.6%
PerkinElmer, Inc.                                          1,050       36,771

Electronics - Semiconductor
        Manufacturing 7.0%
Intel Corporation                                          8,190     $257,575
Maxim Integrated Products, Inc. (b)                        1,045       54,873
RF Micro Devices, Inc. (b)                                 1,410       27,114
Texas Instruments, Inc.                                    2,265       63,420
Xilinx, Inc. (b)                                             770       30,069
                                                                     --------
                                                                      433,051

Electronics Products - Miscellaneous 2.5%
Celestica, Inc. (b)                                        3,795      153,280

Finance - Investment Brokers 1.0%
Lehman Brothers Holdings, Inc.                               985       65,798

Finance - Investment Management 1.6%
Berkshire Hathaway, Inc. Class B (b)                          39       98,475

Finance - Mortgage & Related Services 1.6%
Federal Home Loan Mortgage Corporation                     1,515       99,081

Financial Services - Miscellaneous 0.7%
American Express Company                                   1,300       46,397

Funeral Services & Related 0.5%
Hillenbrand Industries, Inc.                                 575       31,780

Insurance - Property/Casualty/Title 1.9%
American International Group, Inc.                         1,490      118,306

Internet - Network Security/Solutions 0.8%
VeriSign, Inc. (b)                                         1,350       51,354

Internet - Software 0.5%
BEA Systems, Inc. (b)                                      1,910       29,433

Leisure - Services 2.1%
Cendant Corporation (b)                                    3,370       66,086
The Walt Disney Company                                    3,080       63,817
                                                                     --------
                                                                      129,903

Media - Cable TV 3.5%
EchoStar Communications Corporation
        Class A (b)                                        3,350       92,025
Liberty Media Corporation Series A (b)                     8,965      125,510
                                                                     --------
                                                                      217,535

Medical - Biomedical/Genetics 2.3%
Amgen, Inc. (b)                                              630       35,557
Genzyme Corporation (b)                                      590       35,317
Medimmune, Inc. (b)                                        1,620       75,087
                                                                     --------
                                                                      145,961

Medical - Drug/Diversified 2.9%
Johnson & Johnson                                          3,100      183,210

Medical - Ethical Drugs 10.8%
American Home Products Corporation                         1,100       67,496
Bristol-Myers Squibb Company                                 705       35,955
King Pharmaceuticals, Inc. (b)                             1,385       58,350
Eli Lilly & Company                                        2,485      195,172
Merck & Company, Inc.                                      1,525       89,670
Pfizer, Inc.                                               4,360      173,746
Pharmacia Corporation                                      1,180       50,327
                                                                     --------
                                                                      670,716

Medical - Hospitals 2.1%
HCA-The Healthcare Company                                 2,025       78,044
Triad Hospitals, Inc. (b)                                  1,760       51,656
                                                                     --------
                                                                      129,700

--------------------------------------------------------------------------------
                        STRONG ENDEAVOR FUND (continued)

                                                        Shares or
                                                        Principal     Value
                                                          Amount     (Note 2)
--------------------------------------------------------------------------------
Medical - Wholesale Drugs/Sundries 0.8%
Cardinal Health, Inc.                                        730  $    47,202

Oil & Gas - Canadian Exploration &
        Production 0.5%
Talisman Energy, Inc.                                        900       34,065

Oil & Gas - Drilling 0.7%
GlobalSantaFe Corporation                                  1,580       45,062

Oil & Gas - International Integrated 1.5%
Exxon Mobil Corporation                                    2,390       93,927

Oil & Gas - Machinery/Equipment 0.6%
Baker Hughes, Inc.                                           940       34,282

Oil & Gas - Production/Pipeline 0.8%
El Paso Corporation                                        1,145       51,078

Paper & Paper Products 1.4%
Kimberly-Clark Corporation                                 1,460       87,308

Retail - Consumer Electronics 0.6%
Best Buy Company, Inc. (b)                                   470       35,006

Retail - Major Discount Chains 3.9%
Target Corporation                                         1,285       52,749
Wal-Mart Stores, Inc.                                      3,295      189,627
                                                                  -----------
                                                                      242,376

Retail - Miscellaneous/Diversified 1.7%
Hollywood Entertainment Corporation (b)                    7,450      106,461

Retail/Wholesale - Auto Parts 1.0%
AutoZone, Inc. (b)                                           870       62,466

Retail/Wholesale - Building Products 1.9%
The Home Depot, Inc.                                       1,695       86,462
Lowe's Companies, Inc.                                       710       32,951
                                                                  -----------
                                                                      119,413

Telecommunications - Cellular 0.7%
Sprint Corporation - PCS Group (b)                         1,750       42,718

Telecommunications - Equipment 2.1%
Lucent Technologies, Inc.                                  5,615       35,318
Qualcomm, Inc. (b)                                         1,885       95,193
                                                                  -----------
                                                                      130,511

Telecommunications - Services 1.7%
SBC Communications, Inc.                                   1,495       58,559
WorldCom, Inc. - WorldCom Group (b)                        3,230       45,478

                                                                      104,037
                                                                  -----------
Tobacco 0.8%
Philip Morris Companies, Inc.                              1,030       47,226
--------------------------------------------------------------------------------
Total Common Stocks (Cost $5,887,474)                               6,090,246
--------------------------------------------------------------------------------
Short-Term Investments (a) 3.0%
Repurchase Agreements
ABN AMRO Inc. (Dated 12/31/01),
        1.60%, Due 1/02/02 (Repurchase
        proceeds $100,009); Collateralized by:
        United States Government Issues (d)             $100,000      100,000

State Street Bank (Dated 12/31/01),
        1.50%, Due 1/02/02 (Repurchase proceeds
        $90,208); Collateralized by: United States
        Government Issues (d)                           $ 90,200  $    90,200
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $190,200)                          190,200
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $6,077,674) 101.0%            6,280,446
Other Assets and Liabilities, Net (1.0%)                              (63,219)
--------------------------------------------------------------------------------
Net Assets 100.0%                                                 $ 6,217,227
================================================================================

--------------------------------------------------------------------------------
                           STRONG LARGE CAP CORE FUND

                                                        Shares or
                                                        Principal    Value
                                                         Amount     (Note 2)
--------------------------------------------------------------------------------
Common Stocks 99.1%
Aerospace - Defense 2.7%
General Dynamics Corporation                              2,200   $   175,208

Banks - Money Center 6.5%
Bank of America Corporation                               2,800       176,260
Citigroup, Inc.                                           4,833       243,970
                                                                  -----------
                                                                      420,230

Banks - Super Regional 1.9%
FleetBoston Financial Corporation                         3,300       120,450

Commercial Services - Schools 2.3%
ITT Educational Services, Inc. (b)                        4,000       147,480

Commercial Services - Staffing 1.0%
Robert Half International, Inc. (b)                       2,500        66,750

Computer - Local Networks 0.7%
Cisco Systems, Inc. (b)                                   2,500        45,275

Computer - Manufacturers 4.6%
Hewlett-Packard Company                                   3,800        78,052
International Business Machines Corporation               1,800       217,728
                                                                  -----------
                                                                      295,780

Computer - Services 2.0%
Electronic Data Systems Corporation                       1,900       130,245

Computer Software - Desktop 3.3%
Microsoft Corporation (b)                                 3,200       212,064

Diversified Operations 2.8%
AOL Time Warner, Inc. (b)                                 2,800        89,880
Agilent Technologies, Inc. (b)                            3,200        91,232
                                                                  -----------
                                                                      181,112

Electrical - Equipment 1.4%
General Electric Company                                  2,200        88,176

Electronics - Parts Distributors 1.0%
Avnet, Inc.                                               2,500        63,675

Electronics - Semiconductor
        Manufacturing 2.2%
Intel Corporation                                         2,500        78,625
Texas Instruments, Inc.                                   2,200        61,600
                                                                  -----------
                                                                      140,225

Finance - Consumer/Commercial Loans 2.6%
Household International, Inc.                             2,900       168,026

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)
--------------------------------------------------------------------------------
            STRONG LARGE CAP CORE FUND (continued)

                                                      Shares or
                                                      Principal          Value
                                                        Amount         (Note 2)
--------------------------------------------------------------------------------
Finance - Investment Brokers 2.4%
Morgan Stanley, Dean Witter & Company                    2,700      $   151,038

Finance - Investment Management 1.0%
Waddell & Reed Financial, Inc. Class A                   2,000           64,400

Finance - Mortgage & Related Services 2.5%
Federal National Mortgage Association                    1,985          157,808

Finance - Publicly Traded Investment
  Funds - Equity 8.0%
Nasdaq-100 Shares (b)                                    6,700          261,970
Standard & Poors Depositary Receipt Trust
  Unit Series 1                                          2,200          251,548
                                                                    -----------
                                                                        513,518

Insurance - Property/Casualty/Title 1.2%
Hartford Financial Services Group, Inc.                  1,200           75,396

Leisure - Hotels & Motels 2.4%
Fairmont Hotels and Resorts, Inc.                        6,500          155,350

Media - Cable TV 1.3%
General Motors Corporation Class H (b)                   5,500           84,975

Media - Radio/TV 5.9%
Clear Channel Communications, Inc. (b)                   3,000          152,730
Viacom, Inc. Class B (b)                                 5,094          224,900
                                                                    -----------
                                                                        377,630

Medical - Ethical Drugs 1.7%
Pfizer, Inc.                                             2,800          111,580

Medical - Health Maintenance
  Organizations 1.5%
UnitedHealth Group, Inc.                                 1,400           99,078

Medical - Instruments 1.7%
Medtronic, Inc.                                          2,100          107,541

Medical - Nursing Homes 1.1%
Manor Care, Inc. (b)                                     3,000           71,130

Medical - Products 1.7%
Baxter International, Inc.                               2,000          107,260

Medical - Wholesale Drugs/Sundries 2.2%
Cardinal Health, Inc.                                    2,200          142,252

Medical/Dental - Services 2.1%
Laboratory Corporation of America Holdings (b)           1,700          137,445

Medical/Dental - Supplies 1.6%
Apogent Technologies, Inc. (b)                           4,000          103,200

Oil & Gas - Drilling 2.1%
Nabors Industries, Inc. (b)                              4,000          137,320

Oil & Gas - Field Services 1.0%
BJ Services Company (b)                                  2,000           64,900

Oil & Gas - United States Exploration &
  Production 1.5%
Anadarko Petroleum Corporation                           1,700           96,645

Pollution Control - Services 3.7%
Waste Management, Inc.                                   7,500      $   239,325

Retail - Department Stores 4.2%
Federated Department Stores, Inc. (b)                    4,000          163,600
Kohl's Corporation (b)                                   1,500          105,660
                                                                    -----------
                                                                        269,260

Retail - Home Furnishings 2.1%
Rent-A-Center, Inc. (b)                                  4,000          134,280

Telecommunications - Equipment 1.5%
Motorola, Inc.                                           6,500           97,630

Telecommunications - Services 1.0%
Verizon Communications, Inc.                             1,400           66,444

Tobacco 2.1%
Philip Morris Companies, Inc.                            2,900          132,965

Transportation - Air Freight 2.2%
United Parcel Service, Inc. Class B                      2,600          141,700

Transportation - Rail 4.4%
Burlington Northern Santa Fe Corporation                 5,000          142,650
Union Pacific Corporation                                2,500          142,500
                                                                    -----------
                                                                        285,150
-------------------------------------------------------------------------------
Total Common Stocks (Cost $6,107,058)                                 6,379,916
-------------------------------------------------------------------------------
Short-Term Investments (a) 0.7%
Repurchase Agreements
State Street Bank (Dated 12/31/01), 1.50%,
  Due 1/02/02 (Repurchase proceeds
  $47,604); Collateralized by: United States
  Government Issues (d)                                $47,600           47,600
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $47,600)                              47,600
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $6,154,658) 99.8%               6,427,516
Other Assets and Liabilities, Net 0.2%                                   11,177
Net Assets 100.0%                                                   $ 6,438,693
===============================================================================

-------------------------------------------------------------------------------
                          STRONG LARGE CAP GROWTH FUND

                                                      Shares or
                                                      Principal         Value
                                                        Amount        (Note 2)
-------------------------------------------------------------------------------
Common Stocks 96.5%
Aerospace - Defense 0.4%
Lockheed Martin Corporation                             80,000      $ 3,733,600

Aerospace - Defense Equipment 1.1%
United Technologies Corporation                        160,000       10,340,800

Banks - Money Center 2.6%
The Bank of New York Company, Inc.                     155,000        6,324,000
Citigroup, Inc.                                        350,000       17,668,000
J.P. Morgan Chase & Company                             50,000        1,817,500
                                                                    -----------
                                                                     25,809,500

Banks - Super Regional 1.0%
Bank One Corporation                                    60,000        2,343,000
Northern Trust Company                                  85,000        5,118,700
State Street Corporation                                50,000        2,612,500
                                                                    -----------
                                                                     10,074,200

--------------------------------------------------------------------------------
              STRONG LARGE CAP GROWTH FUND (Continued)
                                                       Shares or
                                                       Principal       Value
                                                         Amount       (Note 2)
-------------------------------------------------------------------------------
Beverages - Soft Drinks 0.5%
PepsiCo, Inc.                                            100,000    $ 4,869,000

Building Products - Wood 0.3%
Weyerhaeuser Company                                      60,000      3,244,800

Chemicals - Basic 2.7%
The Dow Chemical Company                                 335,000     11,316,300
PPG Industries, Inc.                                     150,000      7,758,000
Rohm and Haas Company                                    200,000      6,926,000
                                                                    -----------
                                                                     26,000,300

Chemicals - Specialty 1.2%
Air Products & Chemicals, Inc.                           250,000     11,727,500

Commercial Services - Advertising 1.0%
Omnicom Group, Inc.                                      111,500      9,962,525

Computer - Local Networks 4.2%
Brocade Communications Systems, Inc. (b)                 200,000      6,624,000
Cisco Systems, Inc. (b)                                1,900,000     34,409,000
                                                                    -----------
                                                                     41,033,000

Computer - Manufacturers 4.0%
Dell Computer Corporation (b)                            450,000     12,231,000
International Business Machines Corporation              150,000     18,144,000
Sun Microsystems, Inc. (b)                               700,000      8,638,000
                                                                    -----------
                                                                     39,013,000

Computer - Memory Devices 0.2%
EMC Corporation (b)                                      150,000      2,016,000

Computer - Services 1.2%
Automatic Data Processing, Inc.                          150,000      8,835,000
Electronic Data Systems Corporation                       35,000      2,399,250
                                                                    -----------
                                                                     11,234,250

Computer Software - Desktop 4.2%
Microsoft Corporation (b)                                625,000     41,418,750

Computer Software - Education/
  Entertainment 0.4%
Electronic Arts, Inc. (b)                                 65,000      3,896,750

Computer Software - Enterprise 4.3%
Adobe Systems, Inc.                                       50,000      1,552,500
Oracle Systems Corporation (b)                           850,000     11,738,500
Siebel Systems, Inc. (b)                                 300,000      8,394,000
VERITAS Software Corporation (b)                         450,000     20,169,000
                                                                    -----------
                                                                     41,854,000

Computer Software - Security 0.3%
Check Point Software Technologies, Ltd. (b)               80,000      3,191,200

Cosmetics - Personal Care 0.8%
Avon Products, Inc.                                       30,000      1,395,000
The Gillette Company                                     185,000      6,179,000
                                                                    -----------
                                                                      7,574,000

Diversified Operations 4.4%
AOL Time Warner, Inc. (b)                                275,000      8,827,500
Minnesota Mining & Manufacturing Company                 140,000     16,549,400
Tyco International, Ltd.                                 300,000     17,670,000
                                                                    -----------
                                                                     43,046,900

Electrical - Equipment 2.5%
Emerson Electric Company                                 120,000      6,852,000
General Electric Company                                 430,000     17,234,400
                                                                    -----------
                                                                     24,086,400

Electronics - Semiconductor Equipment 1.9%
Applied Materials, Inc. (b)                              225,000      9,022,500
KLA-Tencor Corporation (b)                               200,000      9,912,000
                                                                    -----------
                                                                     18,934,500

Electronics - Semiconductor
  Manufacturing 8.1%
Analog Devices, Inc. (b)                                 120,000      5,326,800
Broadcom Corporation Class A (b)                          70,000      2,868,600
Intel Corporation                                      1,080,000     33,966,000
Maxim Integrated Products, Inc. (b)                       50,000      2,625,500
Micron Technology, Inc. (b)                              525,000     16,275,000
Texas Instruments, Inc.                                  375,000     10,500,000
Xilinx, Inc. (b)                                         200,000      7,810,000
                                                                    -----------
                                                                     79,371,900

Finance - Consumer/Commercial Loans 0.7%
USA Education, Inc.                                       75,000      6,301,500

Finance - Investment Brokers 3.6%
The Goldman Sachs Group, Inc.                            185,000     17,158,750
Lehman Brothers Holdings, Inc.                            80,000      5,344,000
Morgan Stanley, Dean Witter & Company                     95,000      5,314,300
The Charles Schwab Corporation                           500,000      7,735,000
                                                                    -----------
                                                                     35,552,050

Finance - Mortgage & Related Services 0.3%
Federal Home Loan Mortgage Corporation                    40,000      2,616,000

Financial Services - Miscellaneous 2.1%
Concord EFS, Inc. (b)                                    300,000      9,834,000
First Data Corporation                                    90,000      7,060,500
MBNA Corporation                                         100,000      3,520,000
                                                                    -----------
                                                                     20,414,500

Insurance - Property/Casualty/Title 0.7%
American International Group, Inc.                        85,000      6,749,000

Internet - E*Commerce 0.6%
eBay, Inc. (b)                                            85,000      5,686,500

Internet - Internet Service Provider/
  Content 0.2%
RealNames Corporation Series E (Acquired
  10/03/00; Cost $5,000,000) (b) (c)                   1,000,000              0
Yahoo! Inc. (b)                                          100,000      1,774,000
                                                                    -----------
                                                                      1,774,000

Leisure - Products 0.4%
Harley-Davidson, Inc.                                     70,000      3,801,700

Leisure - Services 0.9%
Cendant Corporation (b)                                  400,000      7,844,000
The Walt Disney Company                                   50,000      1,036,000
                                                                    -----------
                                                                      8,880,000

Machinery - Construction/Mining 0.8%
Caterpillar, Inc.                                        150,000      7,837,500

Machinery - Farm 0.6%
Deere & Company                                          140,000      6,112,400

Machinery - General Industrial 0.9%
Ingersoll-Rand Company                                   220,000      9,198,200

Media - Newspapers 0.3%
Gannett Company, Inc.                                     40,000      2,689,200

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)
-------------------------------------------------------------------------------
                    STRONG LARGE CAP GROWTH FUND (continued)

                                                      Shares or
                                                      Principal       Value
                                                        Amount       (Note 2)
-------------------------------------------------------------------------------
Media - Radio/TV 1.1%
Clear Channel Communications, Inc. (b)                   110,000   $  5,600,100
Viacom, Inc. Class B (b)                                 120,000      5,298,000
                                                                   ------------
                                                                     10,898,100

Medical - Biomedical/Genetics 3.9%
Amgen, Inc. (b)                                           55,000      3,104,200
Genentech, Inc. (b)                                      225,000     12,206,250
Genzyme Corporation (b)                                  130,000      7,781,800
Immunex Corporation (b)                                  200,000      5,542,000
Medimmune, Inc. (b)                                      200,000      9,270,000
                                                                   ------------
                                                                     37,904,250

Medical - Drug/Diversified 1.8%
Abbott Laboratories                                      150,000      8,362,500
Johnson & Johnson                                        150,000      8,865,000
                                                                   ------------
                                                                     17,227,500

Medical - Ethical Drugs 5.3%
American Home Products Corporation                       110,000      6,749,600
Bristol-Myers Squibb Company                              50,000      2,550,000
Forest Laboratories, Inc. (b)                            100,000      8,195,000
Eli Lilly & Company                                      100,000      7,854,000
Merck & Company, Inc.                                     45,000      2,646,000
Pfizer, Inc.                                             600,000     23,910,000
                                                                   ------------
                                                                     51,904,600

Medical - Instruments 1.7%
Biomet, Inc.                                             150,000      4,635,000
Medtronic, Inc.                                          230,000     11,778,300
                                                                   ------------
                                                                     16,413,300

Medical - Products 2.3%
Allergan, Inc.                                            90,000      6,754,500
Baxter International, Inc.                               200,000     10,726,000
Guidant Corporation (b)                                  100,000      4,980,000
                                                                   ------------
                                                                     22,460,500

Medical - Wholesale Drugs/Sundries 0.3%
Cardinal Health, Inc.                                     50,000      3,233,000

Metal Ores - Miscellaneous 0.9%
Alcan, Inc.                                              100,000      3,593,000
Alcoa, Inc.                                              150,000      5,332,500
                                                                   ------------
                                                                      8,925,500

Metal Products - Fasteners 1.1%
Illinois Tool Works, Inc.                                155,000     10,496,600

Oil & Gas - Field Services 0.3%
Schlumberger, Ltd.                                        60,000      3,297,000

Oil & Gas - Machinery/Equipment 0.2%
Baker Hughes, Inc.                                        55,000      2,005,850

Oil & Gas - United States Exploration &
 Production 0.3%
Anadarko Petroleum Corporation                            50,000      2,842,500

Paper & Paper Products 0.1%
International Paper Company                               30,000      1,210,500

Pollution Control - Services 0.3%
Waste Management, Inc.                                   100,000      3,191,000

Retail - Consumer Electronics 2.0%
Best Buy Company, Inc. (b)                               255,000     18,992,400

Retail - Department Stores 2.3%
Kohl's Corporation (b)                                   320,000     22,540,800

Retail - Drug Stores 0.3%
Walgreen Company                                         100,000      3,366,000

Retail - Major Discount Chains 2.1%
Costco Wholesale Corporation (b)                          40,000      1,775,200
Wal-Mart Stores, Inc.                                    320,000     18,416,000
                                                                   ------------
                                                                     20,191,200

Retail/Wholesale - Building Products 4.5%
The Home Depot, Inc.                                     500,000     25,505,000
Lowe's Companies, Inc.                                   400,000     18,564,000
                                                                   ------------
                                                                     44,069,000

Retail/Wholesale - Office Supplies 0.6%
Staples, Inc. (b)                                        335,000      6,264,500

Shoes & Related Apparel 0.2%
NIKE, Inc. Class B                                        40,000      2,249,600

Soap & Cleaning Preparations 0.6%
The Procter & Gamble Company                              75,000      5,934,750

Telecommunications - Cellular 1.9%
Sprint Corporation - PCS Group (b)                       350,000      8,543,500
Vodafone Group PLC Sponsored ADR                         375,000      9,630,000
                                                                   ------------
                                                                     18,173,500

Telecommunications - Equipment 1.7%
Nokia Corporation Sponsored ADR                          425,000     10,425,250
Qualcomm, Inc. (b)                                       125,000      6,312,500
                                                                   ------------
                                                                     16,737,750

Transportation - Air Freight 1.1%
FedEx Corporation (b)                                    145,000      7,522,600
United Parcel Service, Inc. Class B                       50,000      2,725,000
                                                                   ------------
                                                                     10,247,600

Transportation - Airline 0.2%
Southwest Airlines Company                               100,000      1,848,000
-------------------------------------------------------------------------------
Total Common Stocks (Cost $822,719,557)                             942,670,725
-------------------------------------------------------------------------------
Short-Term Investments (a) 3.6%
Repurchase Agreements
ABN AMRO Inc. (Dated 12/31/01), 1.60%,
 Due 1/02/02 (Repurchase proceeds
 $30,002,667); Collateralized by: United
 States Government Issues (d)                        $30,000,000     30,000,000
State Street Bank (Dated 12/31/01), 1.50%,
 Due 1/02/02 (Repurchase proceeds
 $4,901,708); Collateralized by: United
 States Government Issues (d)                          4,901,300      4,901,300
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $34,901,300)                      34,901,300
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $857,620,857) 100.1%          977,572,025
Other Assets and Liabilities, Net (0.1%)                             (1,236,349)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                  $976,335,676
===============================================================================

WRITTEN OPTIONS ACTIVITY
-------------------------------------------------------------------------------
                                                         Contracts   Premiums
-------------------------------------------------------------------------------
Options outstanding at beginning of year                   1,125   $  1,378,664
Options written during the year                            6,575      3,145,139
Options closed                                            (7,180)    (4,134,776)
Options expired                                               --             --
Options exercised                                           (520)      (389,027)
                                                          ------   ------------
Options outstanding at end of year                            --   $         --
                                                          ------   ============

Closed and exercised options resulted in a capital loss of $1,673,338 for the year ended December 31, 2001

--------------------------------------------------------------------------------
                        STRONG MID CAP DISCIPLINED FUND

                                                       Shares or
                                                       Principal         Value
                                                         Amount         (Note 2)
--------------------------------------------------------------------------------
Common Stocks 96.5%
Banks - Midwest 1.7%
Commerce Bancshares, Inc.                                 40,740    $  1,588,453

Banks - Money Center 1.8%
J.P. Morgan Chase & Company                               45,300       1,646,655

Banks - Southeast 1.3%
Mercantile Bankshares Corporation                         27,100       1,166,384

Banks - Super Regional 3.4%
Comerica, Inc.                                            15,900         911,070
KeyCorp                                                   43,400       1,056,356
U.S. Bancorp                                              54,200       1,134,406
                                                                    ------------
                                                                       3,101,832

Banks - West/Southwest 1.6%
Cullen/Frost Bankers, Inc.                                32,600       1,006,688
Zions Bancorporation                                       8,200         431,156
                                                                    ------------
                                                                       1,437,844

Beverages - Soft Drinks 1.5%
Coca-Cola Enterprises, Inc.                               74,000       1,401,560

Building - Construction Products/
        Miscellaneous 1.0%
Masco Corporation                                         37,300         913,850

Chemicals - Specialty 3.4%
Air Products & Chemicals, Inc.                            28,500       1,336,935
Praxair, Inc.                                             14,400         795,600
Sigma-Aldrich Corporation                                 25,900       1,020,719
                                                                    ------------
                                                                       3,153,254

Commercial Services - Advertising 1.4%
The Interpublic Group of Companies, Inc.                  45,400       1,341,116

Commercial Services - Miscellaneous 1.9%
ARAMARK Corporation Class B (b)                           64,000       1,721,600

Computer - Local Networks 1.7%
Auspex Systems, Inc. (b)                                 865,000       1,557,000

Computer - Manufacturers 0.9%
Concurrent Computer Corporation (b)                       54,000         801,900

Electronics - Scientific Instruments 1.0%
Newport Corporation                                       48,000         925,440

Electronics - Semiconductor Equipment 1.4%
Agere Systems, Inc. Class A (b)                           80,000         455,200
Asyst Technologies, Inc. (b)                              64,800         826,848
                                                                    ------------
                                                                       1,282,048

Electronics - Semiconductor
        Manufacturing 1.0%
Conexant Systems, Inc. (b)                                67,500         969,300

Energy - Other 2.5%
Arch Coal, Inc.                                          100,400       2,279,080

Finance - Equity REIT 3.5%
Apartment Investment & Management
        Company Class A                                   11,300         516,749
Equity Office Properties Trust                            45,200       1,359,616
Equity Residential Properties Trust                       26,400         757,944
ProLogis Trust                                            26,800         576,468
                                                                    ------------
                                                                       3,210,777

Finance - Investment Brokers 1.9%
Merrill Lynch & Company, Inc.                             33,200    $  1,730,384

Finance - Investment Management 0.9%
T. Rowe Price Group, Inc.                                 25,200         875,196

Finance - Savings & Loan 2.3%
Golden State Bancorp, Inc.                                33,000         862,950
GreenPoint Financial Corporation                          35,700       1,276,275
                                                                    ------------
                                                                       2,139,225

Food - Dairy Products 1.4%
Dean Foods Company (b)                                    18,500       1,261,700

Food - Miscellaneous Preparation 1.4%
ConAgra, Inc.                                             54,000       1,283,580

Household - Appliances 0.9%
Maytag Corporation                                        28,000         868,840

Insurance - Accident & Health 1.2%
UnumProvident Corporation                                 41,100       1,089,561

Insurance - Life 1.2%
Lincoln National Corporation                              22,100       1,073,397

Insurance - Property/Casualty/Title 4.3%
MGIC Investment Corporation                               29,600       1,826,912
Old Republic International Corporation                    27,300         764,673
Prudential Financial, Inc. (b)                            42,400       1,407,256
                                                                    ------------
                                                                       3,998,841

Internet - Software 2.6%
Aspen Technology, Inc. (b)                                30,000         504,000
WebMD Corporation (b)                                    275,000       1,941,500
                                                                    ------------
                                                                       2,445,500

Leisure - Products 0.5%
Brunswick Corporation                                     20,000         435,200

Leisure - Toys/Games/Hobby 0.9%
Mattel, Inc.                                              51,000         877,200

Machinery - Construction/Mining 4.1%
Astec Industries, Inc. (b)                               118,000       1,706,280
Joy Global, Inc. (b)                                     122,700       2,061,360
                                                                    ------------
                                                                       3,767,640

Machinery - Farm 1.3%
Deere & Company                                           27,700       1,209,382

Media - Cable TV 1.6%
Adelphia Communications Corporation
        Class A (b)                                       46,600       1,452,988

Media - Periodicals 1.2%
Readers Digest Association, Inc. Class A                  46,800       1,080,144

Medical - Hospitals 1.0%
Triad Hospitals, Inc. (b)                                 32,400         950,940

Medical - Outpatient/Home Care 2.1%
HEALTHSOUTH Corporation (b)                              128,200       1,899,924

Medical - Products 2.3%
Vital Signs, Inc.                                         62,300       2,174,270


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 2001
--------------------------------------------------------------------------------
                   STRONG MIDCAP DISCIPLINED FUND (continued)

                                                     Shares or
                                                     Principal        Value
                                                       Amount        (Note 2)
--------------------------------------------------------------------------------
Medical - Wholesale Drugs/Sundries 1.5%
Express Scripts, Inc. Class A (b)                      29,800    $  1,393,448

Medical/Dental - Supplies 2.1%
Sybron Dental Specialties, Inc. (b)                    90,900       1,961,622

Metal Processing & Fabrication 0.6%
The Timken Company                                     35,600         576,008

Oil & Gas - Drilling 1.0%
GlobalSantaFe Corporation                              33,500         955,420

Oil & Gas - United States Exploration &
        Production 1.5%
Devon Energy Corporation                               36,800       1,422,320

Paper & Paper Products 2.0%
Westvaco Corporation                                   64,400       1,832,180

Retail - Department Stores 1.3%
Neiman Marcus Group, Inc. Class A (b)                  38,800       1,205,516

Retail - Miscellaneous/Diversified 1.3%
Toys `R' Us, Inc. (b)                                  59,700       1,238,178

Retail - Restaurants 1.1%
McDonald's Corporation                                 39,900       1,056,153

Retail/Wholesale - Food 2.3%
Fleming Companies, Inc.                                45,000         832,500
SUPERVALU, Inc.                                        57,600       1,274,112
                                                                 ------------
                                                                    2,106,612

Soap & Cleaning Preparations 1.3%
Clorox Company                                         30,700       1,214,185

Steel - Producers 1.0%
Nucor Corporation                                      17,300         916,208

Telecommunications - Cellular 0.7%
United States Cellular Corporation (b)                 14,600         660,650

Telecommunications - Equipment 3.4%
ADC Telecommunications, Inc. (b)                      196,600         904,360
Lucent Technologies, Inc.                             100,000         629,000
Motorola, Inc.                                        107,500       1,614,650
                                                                 ------------
                                                                    3,148,010

Telecommunications - Services 1.8%
Cablevision Systems New York Group
        Class A (b)                                    35,000       1,660,750

Textile - Apparel Manufacturing 1.2%
Russell Corporation                                    73,900       1,109,239

Trucks & Parts - Heavy Duty 1.9%
Navistar International Corporation (b)                 43,600       1,722,200

Utility - Electric Power 6.4%
Allegheny Energy, Inc.                                 12,300         445,506
Consolidated Edison, Inc.                              20,100         811,236
Entergy Corporation                                    17,300         676,603
FPL Group, Inc.                                        14,700         829,080
FirstEnergy Corporation                                33,700       1,178,826
PPL Corporation                                        15,500    $    540,175
Progress Energy, Inc.                                  16,200         729,486
Public Service Enterprise Group, Inc.                  16,100         679,259
                                                                 ------------
                                                                    5,890,171
-----------------------------------------------------------------------------
Total Common Stocks (Cost $83,054,132)                             89,180,875
-----------------------------------------------------------------------------
Short-Term Investments (a) 4.8%
Repurchase Agreements
ABN AMRO Inc. (Dated 12/31/01), 1.60%,
 Due 1/02/02 (Repurchase proceeds
 $3,700,329); Collateralized by : United
 States Government Issues (d)                    $  3,700,000       3,700,000
State Street Bank (Dated 12/31/01), 1.50%,
 Due 1/02/02 (Repurchase proceeds
 $758,663); Collateralized by: United
 States Government Issues (d)                         758,600         758,600
-----------------------------------------------------------------------------
Total Short-Term Investments (Cost $4,458,600)                      4,458,600
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Total Investments In Securities (Cost $87,512,732) 101.3%          93,639,475
Other Assets and Liabilities, Net (1.3%)                           (1,226,978)
-----------------------------------------------------------------------------
Net Assets 100.0%                                                $ 92,412,497
=============================================================================

--------------------------------------------------------------------------------
                               STRONG GROWTH FUND

                                                     Shares or
                                                     Principal        Value
                                                       Amount        (Note 2)
--------------------------------------------------------------------------------
Common Stocks 98.0%
Aerospace - Defense 0.5%
Lockheed Martin Corporation                           225,000    $ 10,500,750

Banks - Money Center 1.0%
Citigroup, Inc.                                       400,000      20,192,000

Building - Mobile/Manufacturers & RV 0.2%
Clayton Homes, Inc.                                   300,000       5,130,000

Building - Resident/Commercial 0.4%
Lennar Holmes, Inc.                                   200,000       9,364,000

Chemicals - Basic 0.8%
Rohm and Haas Company                                 500,000      17,315,000

Commercial Services - Advertising 1.0%
Lamar Advertising Company (b)                         200,000       8,468,000
Omnicom Group, Inc.                                   150,000      13,402,500
                                                                 ------------
                                                                   21,870,500

Commercial Services - Miscellaneous 1.6%
Copart, Inc. (b)                                      425,000      15,457,250
Moody's Corporation                                   384,700      15,334,142
Paychex, Inc.                                         100,000       3,504,000
                                                                 ------------
                                                                   34,295,392

Commercial Services - Schools 0.7%
Apollo Group, Inc. Class A (b)                        325,000      14,628,250

Commercial Services - Staffing 0.4%
Robert Half International, Inc. (b)                   300,000       8,010,000

Computer - Graphics 0.8%
NVIDIA Corporation (b)                                250,000      16,725,000

--------------------------------------------------------------------------------
                         STRONG GROWTH FUND (continued)

                                                        Shares or
                                                        Principal        Value
                                                          Amount        (Note 2)
--------------------------------------------------------------------------------
Computer - Local Networks 5.8%
Brocade Communications Systems, Inc. (b)                 800,000    $ 26,496,000
Cisco Systems, Inc. (b)                                3,900,000      70,629,000
Emulex Corporation (b)                                   450,000      17,779,500
QLogic Corporation (b)                                   175,000       7,789,250
                                                                    ------------
                                                                     122,693,750

Computer - Manufacturers 1.6%
Dell Computer Corporation (b)                            850,000      23,103,000
Sun Microsystems, Inc. (b)                               900,000      11,106,000
                                                                    ------------
                                                                      34,209,000

Computer - Memory Devices 2.4%
Microchip Technology, Inc. (b)                           650,000      25,181,000
Network Appliance, Inc. (b)                              400,000       8,748,000
Storage Technology Corporation (b)                       800,000      16,536,000
                                                                    ------------
                                                                      50,465,000

Computer - Services 2.1%
Affiliated Computer Services, Inc. Class A (b)           275,000      29,185,750
Fiserv, Inc. (b)                                         350,000      14,812,000
                                                                    ------------
                                                                      43,997,750

Computer Software - Desktop 2.5%
Microsoft Corporation (b)                                800,000      53,016,000

Computer Software - Education/
  Entertainment 2.2%
Activision, Inc. (b)                                     600,000      15,606,000
Electronic Arts, Inc. (b)                                350,000      20,982,500
THQ, Inc. (b)                                            200,000       9,694,000
                                                                    ------------
                                                                      46,282,500

Computer Software - Enterprise 5.1%
Business Objects SA Sponsored ADR (b)                    250,000       8,450,000
Mercury Interactive Corporation (b)                      200,000       6,796,000
PeopleSoft, Inc. (b)                                     400,000      16,080,000
Siebel Systems, Inc. (b)                                 850,000      23,783,000
Synopsys, Inc. (b)                                       200,000      11,814,000
VERITAS Software Corporation (b)                         925,000      41,458,500
                                                                    ------------
                                                                     108,381,500

Computer Software - Financial 0.4%
Intuit, Inc. (b)                                         200,000       8,552,000

Computer Software - Medical 0.2%
Cerner Corporation (b)                                   100,000       4,993,000

Computer Software - Security 1.7%
Check Point Software Technologies, Ltd. (b)              225,000       8,975,250
Symantec Corporation (b)                                 400,000      26,532,000
                                                                    ------------
                                                                      35,507,250

Diversified Operations 2.5%
Johnson Controls, Inc.                                    80,000       6,460,000
Tyco International, Ltd.                                 774,999      45,647,441
                                                                    ------------
                                                                      52,107,441

Electronics - Military Systems 0.6%
L-3 Communications Corporation (b)                       150,000      13,500,000

Electronics - Scientific Instruments 1.1%
Applera Corporation-Applied Biosystems Group             600,000      23,562,000

Electronics - Semiconductor Equipment 0.8%
KLA-Tencor Corporation (b)                               325,000      16,107,000

Electronics - Semiconductor
  Manufacturing 3.7%
Analog Devices, Inc. (b)                                 300,000      13,317,000
Broadcom Corporation Class A (b)                         350,000      14,343,000
Cree, Inc. (b)                                           350,000    $ 10,311,000
Micron Technology, Inc. (b)                              500,000      15,500,000
National Semiconductor Corporation (b)                   200,000       6,158,000
Xilinx, Inc. (b)                                         480,000      18,744,000
                                                                    ------------
                                                                      78,373,000

Electronics Products - Miscellaneous 0.7%
Celestica, Inc. (b)                                      200,000       8,078,000
Flextronics International, Ltd. (b)                      200,000       4,798,000
Jabil Circuit, Inc. (b)                                   92,000       2,090,240
                                                                    ------------
                                                                      14,966,240

Finance - Investment Brokers 1.3%
The Goldman Sachs Group, Inc.                            225,000      20,868,750
Lehman Brothers Holdings, Inc.                           100,000       6,680,000
                                                                    ------------
                                                                      27,548,750

Finance - Mortgage & Related Services 0.3%
Federal Home Loan Mortgage Corporation                    86,400       5,650,560

Financial Services - Miscellaneous 3.3%
Concord EFS, Inc. (b)                                    950,000      31,141,000
First Data Corporation                                   300,000      23,535,000
MBNA Corporation                                         400,000      14,080,000
                                                                    ------------
                                                                      68,756,000

Insurance - Property/Casualty/Title 0.9%
XL Capital, Ltd. Class A                                 200,000      18,272,000

Internet - E*Commerce 0.6%
eBay, Inc. (b)                                           200,000      13,380,000

Internet - Network Security/Solutions 0.8%
Network Associates, Inc. (b)                             675,000      17,448,750

Internet - Internet Service Provider/
  Content 0.0%
RealNames Corporation Series E (Acquired
  10/03/00; Cost $10,000,000) (b) (c)                  2,000,000               0

Internet - Software 0.6%
BEA Systems, Inc. (b)                                    800,000      12,328,000

Leisure - Gaming 2.4%
GTECH Holdings Corporation (b)                           400,000      18,116,000
International Game Technology (b)                        380,000      25,954,000
MGM Mirage, Inc. (b)                                     250,000       7,217,500
                                                                    ------------
                                                                      51,287,500

Leisure - Products 1.6%
Harley-Davidson, Inc.                                    600,000      32,586,000

Leisure - Services 0.5%
Cendant Corporation (b)                                  500,000       9,805,000

Media - Radio/TV 1.2%
Clear Channel Communications, Inc. (b)                   325,000      16,545,750
Westwood One, Inc. (b)                                   300,000       9,015,000
                                                                    ------------
                                                                      25,560,750

Medical - Biomedical/Genetics 7.1%
Affymetrix, Inc. (b)                                     275,000      10,381,250
Cephalon, Inc. (b)                                       425,000      32,123,625
Genzyme Corporation (b)                                  425,000      25,440,500
Gilead Sciences, Inc. (b)                                225,000      14,787,000
IDEC Pharmaceuticals Corporation (b)                     325,000      22,402,250
Immunex Corporation (b)                                  300,000       8,313,000
Medimmune, Inc. (b)                                      450,000      20,857,500
Transkaryotic Therapies, Inc. (b)                        350,000      14,980,000
                                                                    ------------
                                                                     149,285,125


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                     December 31, 2001
----------------------------------------------------------------------------------------
                         STRONG GROWTH FUND (continued)

                                                                Shares or
                                                                Principal       Value
                                                                  Amount      (Note 2)
----------------------------------------------------------------------------------------
Medical - Drug/Diversified 1.6%
Abbott Laboratories                                              300,000    $ 16,725,000
Johnson & Johnson                                                300,000      17,730,000
                                                                            ------------
                                                                              34,455,000

Medical - Ethical Drugs 5.8%
Biovail Corporation International (b)                            425,000      23,906,250
Forest Laboratories, Inc. (b)                                    375,000      30,731,250
King Pharmaceuticals, Inc. (b)                                   400,000      16,852,000
Eli Lilly & Company                                              300,000      23,562,000
Pfizer, Inc.                                                     700,000      27,895,000
                                                                            ------------
                                                                             122,946,500

Medical - Instruments 2.2%
Biomet, Inc.                                                     525,000      16,222,500
Medtronic, Inc.                                                  350,000      17,923,500
St. Jude Medical, Inc. (b)                                       150,000      11,647,500
                                                                            ------------
                                                                              45,793,500

Medical - Products 3.9%
Allergan, Inc.                                                   150,000      11,257,500
Baxter International, Inc.                                       400,000      21,452,000
Boston Scientific Corporation (b)                                700,000      16,884,000
Guidant Corporation (b)                                          400,000      19,920,000
Sepracor, Inc. (b)                                               225,000      12,838,500
                                                                            ------------
                                                                              82,352,000

Medical/Dental - Services 2.0%
Laboratory Corporation of America Holdings (b)                   300,000      24,255,000
Quest Diagnostics, Inc. (b)                                      250,000      17,927,500
                                                                            ------------
                                                                              42,182,500

Medical/Dental - Supplies 0.6%
Advanced Neuromodulation Systems, Inc. (b)                       350,000      12,337,500

Oil & Gas - Drilling 1.4%
ENSCO International, Inc.                                        400,000       9,940,000
GlobalSantaFe Corporation                                        400,000      11,408,000
Nabors Industries, Inc. (b)                                      225,000       7,724,250
                                                                            ------------
                                                                              29,072,250

Oil & Gas - Field Services 0.3%
BJ Services Company (b)                                          162,600       5,276,370

Oil & Gas - Machinery/Equipment 0.5%
Smith International, Inc. (b)                                    200,000      10,724,000

Oil & Gas - United States Exploration &
        Production 0.4%
XTO Energy, Inc.                                                 500,000       8,750,000

Retail - Consumer Electronics 1.8%
Best Buy Company, Inc. (b)                                       500,000      37,240,000

Retail - Department Stores 3.4%
Kohl's Corporation (b)                                         1,025,000      72,201,000

Retail - Drug Stores 0.3%
Walgreen Company                                                 200,000       6,732,000

Retail - Miscellaneous/Diversified 0.8%
Bed Bath & Beyond, Inc. (b)                                      500,000      16,950,000

Retail/Wholesale - Auto Parts 0.4%
AutoZone, Inc. (b)                                               125,000       8,975,000

Retail/Wholesale - Building Products 4.4%
Fastenal Company                                                 200,000    $ 13,286,000
The Home Depot, Inc.                                             750,000      38,257,500
Lowe's Companies, Inc.                                           900,000      41,769,000
                                                                            ------------
                                                                              93,312,500

Retail/Wholesale - Computer/Cellular 0.8%
CDW Computer Centers, Inc. (b)                                   299,700      16,096,887

Retail/Wholesale - Food 0.8%
Performance Food Group Company (b)                               450,000      15,826,500

Retail/Wholesale - Office Supplies 1.1%
Office Depot, Inc. (b)                                           500,000       9,270,000
Staples, Inc. (b)                                                750,000      14,025,000
                                                                            ------------
                                                                              23,295,000

Steel - Producers 1.4%
Nucor Corporation                                                541,500      28,677,840

Telecommunications - Cellular 0.7%
Sprint Corporation - PCS Group (b)                               600,000      14,646,000

Telecommunications - Equipment 2.0%
Nokia Corporation Sponsored ADR                                  400,000       9,812,000
Polycom, Inc. (b)                                                550,000      18,920,000
Qualcomm, Inc. (b)                                               250,000      12,625,000
                                                                            ------------
                                                                              41,357,000
----------------------------------------------------------------------------------------
Total Common Stocks (Cost $1,706,871,991)                                  2,065,852,105
----------------------------------------------------------------------------------------
Short-Term Investments (a) 2.6%
Repurchase Agreements
ABN AMRO Inc. (Dated 12/31/01), 1.60%,
 Due 1/02/02 (Repurchase proceeds
 $52,204,640); Collateralized by: United
 States Government Issues (d)                               $ 52,200,000      52,200,000
State Street Bank (Dated 12/31/01), 1.50%,
 Due 1/02/02 (Repurchase proceeds
 $2,935,045); Collateralized by: United
 States Government Issues (d)                                  2,934,800       2,934,800
----------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $55,134,800)                               55,134,800
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Total Investments in Securities (Cost $1,762,006,791) 100.6%               2,120,986,905
Other Assets and Liabilities, Net (0.6%)                                     (12,053,757)
----------------------------------------------------------------------------------------
Net Assets 100.0%                                                         $2,108,933,148
========================================================================================

WRITTEN OPTIONS ACTIVITY
----------------------------------------------------------------------------------------
                                                                 Contracts      Premiums
----------------------------------------------------------------------------------------
Options outstanding at beginning of year                           8,000  $    8,955,711
Options written during the year                                   20,550      13,285,665
Options closed                                                   (25,550)    (19,925,453)
Options expired                                                       --              --
Options exercised                                                 (3,000)     (2,315,923)
                                                                 -------  --------------
Options outstanding at end of year                                    --  $           --
                                                                 =======  ==============

Closed and exercised options resulted in a capital loss of $2,660,922 for the year ended December 31, 2001

--------------------------------------------------------------------------------
                            STRONG OPPORTUNITY FUND

                                                       Shares or
                                                       Principal       Value
                                                         Amount       (Note 2)
--------------------------------------------------------------------------------
Common Stocks 85.2%
Auto Manufacturers - Domestic 1.1%
General Motors Corporation Class H (b)                 2,720,000   $ 42,024,000

Auto/Truck - Original Equipment 2.7%
Delphi Automotive Systems Corporation                  3,855,000     52,659,300
Eaton Corporation                                        640,000     47,622,400
                                                                   ------------
                                                                    100,281,700

Banks - Super Regional 3.0%
Bank One Corporation                                   1,170,000     45,688,500
Mellon Financial Corporation                             580,000     21,819,600
Wachovia Corporation                                   1,460,000     45,785,600
                                                                   ------------
                                                                    113,293,700

Beverages - Soft Drinks 2.3%
The Pepsi Bottling Group, Inc.                         1,981,000     46,553,500
PepsiAmericas, Inc.                                    2,945,100     40,642,380
                                                                   ------------
                                                                     87,195,880

Building - Construction Products/
        Miscellaneous 1.3%
Masco Corporation                                      1,930,000     47,285,000

Building Products - Wood 1.3%
Weyerhaeuser Company                                     870,000     47,049,600

Chemicals - Basic 1.0%
The Dow Chemical Company                               1,120,000     37,833,600

Chemicals - Plastics 0.5%
Eastman Chemical Company                                 525,000     20,485,500

Chemicals - Specialty 1.8%
Praxair, Inc.                                          1,094,700     60,482,175
Solutia, Inc.                                            557,800      7,820,356
                                                                   ------------
                                                                     68,302,531

Commercial Services - Advertising 1.1%
The Interpublic Group of Companies, Inc.               1,459,900     43,125,446

Computer - Local Networks 0.5%
Enterasys Networks, Inc. (b)                           2,300,000     20,355,000

Computer - Manufacturers 1.0%
Compaq Computer Corporation                            4,000,000     39,040,000

Computer - Services 1.5%
Accenture, Ltd. Class A (b)                            2,060,000     55,455,200

Computer Software - Enterprise 2.4%
Mercury Interactive Corporation (b)                    1,380,000     46,892,400
Siebel Systems, Inc. (b)                               1,570,000     43,928,600
                                                                   ------------
                                                                     90,821,000

Diversified Operations 2.4%
AOL Time Warner, Inc. (b)                              1,355,000     43,495,500
TRW, Inc.                                              1,280,000     47,411,200
                                                                   ------------
                                                                     90,906,700

Electronics - Semiconductor
        Manufacturing 3.9%
Altera Corporation (b)                                 2,115,000     44,880,300
Integrated Device Technology, Inc. (b)                 1,765,000     46,931,350
Micron Technology, Inc. (b)                            1,735,000     53,785,000
                                                                   ------------
                                                                    145,596,650

Electronics Products - Miscellaneous 2.6%
AVX Corporation                                        1,830,000     43,169,700
Sanmina-SCI Corporation (b)                            2,655,000     52,834,500
                                                                   ------------
                                                                     96,004,200

Finance - Equity REIT 1.1%
ProLogis Trust                                         1,850,000   $ 39,793,500

Finance - Publicly Traded Investment
        Funds - Equity 1.7%
iShares Trust S&P MidCap 400 Index Fund (e)              120,000     12,166,800
Standard & Poor's MidCap 400
        Depository Receipts                              574,000     53,209,800
                                                                   ------------
                                                                     65,376,600

Financial Services - Miscellaneous 1.3%
American Express Company                               1,380,000     49,252,200

Household - Housewares 1.3%
Newell Rubbermaid, Inc.                                1,710,000     47,144,700

Household - Office Furniture 1.2%
Leggett & Platt, Inc.                                  1,955,000     44,965,000

Insurance - Diversified 0.3%
Principal Financial Group, Inc. (b)                      527,000     12,648,000

Insurance - Property/Casualty/Title 2.6%
American International Group, Inc.                       605,000     48,037,000
Hartford Financial Services Group, Inc.                  770,000     48,379,100
                                                                   ------------
                                                                     96,416,100

Internet - Internet Service Provider/
        Content 0.9%
CNET Networks, Inc. (b)                                3,915,000     35,117,550

Leisure - Services 1.3%
Carnival Corporation                                   1,685,000     47,314,800

Machinery - General Industrial 1.5%
Dover Corporation                                      1,520,000     56,346,400

Media - Cable TV 5.0%
Comcast Corporation Class A (b)                        1,340,000     48,240,000
Cox Communications, Inc. Class A (b)                   1,225,000     51,339,750
Liberty Media Corporation Series A (b)                 3,830,000     53,620,000
Telewest Communications PLC (b)                       37,308,800     33,670,147
                                                                   ------------
                                                                    186,869,897

Media - Newspapers 2.5%
The E.W. Scripps Company Class A                         737,300     48,661,800
Tribune Company                                        1,255,000     46,974,650
                                                                   ------------
                                                                     95,636,450

Media - Radio/TV 1.3%
USA Networks, Inc. (b)                                 1,735,000     47,382,850

Medical - Biomedical/Genetics 1.3%
Genentech, Inc. (b)                                      905,000     49,096,250

Medical - Ethical Drugs 1.4%
Elan Corporation PLC Sponsored ADR (b)                 1,150,000     51,819,000

Medical - Health Maintenance
        Organizations 1.5%
CIGNA Corporation                                        623,000     57,720,950

Medical - Hospitals 0.9%
HCA-The Healthcare Company                               895,000     34,493,300

Medical - Outpatient/Home Care 1.2%
HEALTHSOUTH Corporation (b)                            3,025,000     44,830,500

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                        December 31, 2001
-------------------------------------------------------------------------------------------
                      STRONG OPPORTUNITY FUND (continued)

                                                              Shares or
                                                              Principal         Value
                                                               Amount          (Note 2)
-------------------------------------------------------------------------------------------
Medical - Products 2.5%
Boston Scientific Corporation (b)                             1,850,000     $    44,622,000
Guidant Corporation (b)                                         955,000          47,559,000
                                                                            ---------------
                                                                                 92,181,000

Medical/Dental - Supplies 1.3%
Apogent Technologies, Inc. (b)                                1,830,000          47,214,000

Metal Products - Fasteners 1.4%
Illinois Tool Works, Inc.                                       785,000          53,160,200

Oil & Gas - Drilling 2.8%
ENSCO International, Inc.                                     2,080,000          51,688,000
GlobalSantaFe Corporation                                     1,812,013          51,678,611
                                                                            ---------------
                                                                                103,366,611

Oil & Gas - Machinery/Equipment 2.3%
Baker Hughes, Inc.                                              990,800          36,134,476
Weatherford International, Inc. (b)                           1,355,000          50,487,300
                                                                            ---------------
                                                                                 86,621,776

Oil & Gas - United States Exploration &
 Production 2.7%
Apache Corporation                                            1,105,500          55,142,340
Devon Energy Corporation                                      1,155,600          44,663,940
                                                                            ---------------
                                                                                 99,806,280

Oil & Gas - United States Integrated 1.5%
Phillips Petroleum Company                                      935,000          56,343,100

Retail - Apparel/Shoe 1.3%
Nordstrom, Inc.                                               2,430,000          49,158,900

Retail - Department Stores 3.0%
Federated Department Stores, Inc. (b)                         1,430,000          58,487,000
Sears, Roebuck & Company                                      1,130,000          53,833,200
                                                                            ---------------
                                                                                112,320,200

Retail/Wholesale - Office Supplies 1.5%
Staples, Inc. (b)                                             3,046,700          56,973,290

Telecommunications - Cellular 2.3%
Sprint Corporation - PCS Group (b)                            1,900,000          46,379,000
United States Cellular Corporation (b)                          915,000          41,403,750
                                                                            ---------------
                                                                                 87,782,750

Telecommunications - Equipment 2.4%
ADC Telecommunications, Inc. (b)                              7,140,000          32,844,000
Corning, Inc.                                                 1,828,400          16,309,328
Motorola, Inc.                                                2,630,000          39,502,600
                                                                            ---------------
                                                                                 88,655,928

Transportation - Airline 0.2%
Continental Airlines, Inc. Class B (b)                          226,800           5,944,428

Utility - Electric Power 1.3%
NiSource, Inc.                                                2,190,000          50,501,400
-------------------------------------------------------------------------------------------
Total Common Stocks (Cost $2,797,313,795)                                     3,197,309,617
-------------------------------------------------------------------------------------------
Preferred Stocks 0.0%
XO Communications, Inc. 14.00%
 Senior Exchangeable                                            638,692             166,060
-------------------------------------------------------------------------------------------
Total Preferred Stocks (Cost $14,529,303)                                           166,060
-------------------------------------------------------------------------------------------
Corporate Notes 0.0%
XO Communications, Inc. Senior Notes,
 10.75%, Due 6/01/09 (Defaulted Effective
 11/29/01)                                              $    11,490,000           1,493,700
-------------------------------------------------------------------------------------------
Total Corporate Notes (Cost $4,822,757)                                           1,493,700
-------------------------------------------------------------------------------------------
Short-Term Investments (a) 15.6%
Money Market Funds 0.8%
Strong Heritage Money Fund -
  Institutional Class (e)                                    30,000,000     $    30,000,000

Repurchase Agreements 14.8%
ABN AMRO Inc. (Dated 12/31/01), 1.60%,
 Due 1/02/02 (Repurchase proceeds
 $549,048,800); Collateralized by: United
 States Government Issues (d)                           $   549,000,000         549,000,000
State Street Bank (Dated 12/31/01), 1.50%,
 Due 1/02/02 (Repurchase proceeds
 $5,650,671); Collateralized by: United
 States Government Issues (d)                                 5,650,200           5,650,200
                                                                            ---------------
                                                                                554,650,200
-------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $584,650,200)                                584,650,200
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $3,401,316,055) 100.8%                  3,783,619,577
Other Assets and Liabilities, Net (0.8%)                                        (30,419,954)
-------------------------------------------------------------------------------------------
Net Assets 100.0%                                                           $ 3,753,199,623
===========================================================================================

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)  Non-income producing security.
(c)  Restricted and illiquid security.
(d)  See Note 2(J) of Notes to Financial Statements.
(e)  Affiliated issuer. (See Note 8 of Notes to Financial Statements.)

Percentages are stated as a percent of net assets.


                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2001

                                                                                   (In Thousands, Except Per Share Amounts)

                                                                                Strong Discovery Strong Dow 30 Strong Endeavor
                                                                                      Fund         Value Fund        Fund
                                                                                ---------------- ------------- ---------------
                                                                                                                    (Note 1)
Assets:
  Investments in Securities, at Value
    (Including Repurchase Agreements of $17,084, $7,019 and $190, respectively)
    (Cost of $158,681, $103,078 and $6,078, respectively)                           $ 158,319    $ 107,841    $   6,280
  Receivable for Securities Sold                                                        5,183           48          129
  Receivable for Fund Shares Sold                                                          27            9            4
  Dividends and Interest Receivable                                                        90           98            4
  Other Assets                                                                             23           25            1
                                                                                    ---------    ---------    ---------
  Total Assets                                                                        163,642      108,021        6,418

Liabilities:
  Payable for Securities Purchased                                                      5,248           --          177
  Payable for Fund Shares Redeemed                                                          5           95            1
  Accrued Operating Expenses and Other Liabilities                                        123           82           23
                                                                                    ---------    ---------    ---------
  Total Liabilities                                                                     5,376          177          201
                                                                                    ---------    ---------    ---------
Net Assets                                                                          $ 158,266    $ 107,844    $   6,217
                                                                                    =========    =========    =========

Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                                     $ 154,876    $ 111,726    $   6,939
  Accumulated Net Investment Income (Loss)                                                (49)           9           --
  Accumulated Net Realized Gain (Loss)                                                  3,800       (8,654)        (925)
  Net Unrealized Appreciation (Depreciation)                                             (361)       4,763          203
                                                                                    ---------    ---------    ---------
  Net Assets                                                                        $ 158,266    $ 107,844    $   6,217
                                                                                    =========    =========    =========
Capital Shares Outstanding (Unlimited Number Authorized)                                9,399        8,669          626

Net Asset Value Per Share                                                           $   16.84    $   12.44    $    9.94
                                                                                    =========    =========    =========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
December 31, 2001

                                                               (In Thousands, Except Per Share Amounts)

                                                          Strong Large Cap   Strong Large Cap  Strong Mid Cap
                                                             Core Fund         Growth Fund    Disciplined Fund
                                                          ----------------   ---------------- ----------------
Assets:
  Investments in Securities, at Value
  (Cost of $6,155, $857,621 and $87,513, respectively)         $     6,428    $   977,572    $    93,639
  Receivable for Securities Sold                                        12          6,536          2,949
  Receivable for Fund Shares Sold                                       --             32            183
  Dividends and Interest Receivable                                     10            589             64
  Other Assets                                                           4             68              4
                                                               -----------    -----------    -----------
  Total Assets                                                       6,454        984,797         96,839

Liabilities:
  Payable for Securities Purchased                                      --          7,552          4,354
  Payable for Fund Shares Redeemed                                      --            451             20
  Accrued Operating Expenses and Other Liabilities                      15            458             53
                                                               -----------    -----------    -----------
  Total Liabilities                                                     15          8,461          4,427
                                                               -----------    -----------    -----------
Net Assets                                                     $     6,439    $   976,336    $    92,412
                                                               ===========    ===========    ===========

Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                $     6,393    $ 1,276,499    $    82,133
  Accumulated Net Realized Gain (Loss)                                (227)      (420,114)         4,152
  Net Unrealized Appreciation                                          273        119,951          6,127
                                                               -----------    -----------    -----------
  Net Assets                                                   $     6,439    $   976,336    $    92,412
                                                               ===========    ===========    ===========
Capital Shares Outstanding (Unlimited Number Authorized)               585         41,457          5,305

Net Asset Value Per Share                                      $     11.01    $     23.55    $     17.42
                                                               ===========    ===========    ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
December 31, 2001

                                                               (In Thousands, Except As Noted)

                                                                            Strong
                                                                          Growth Fund
Assets:
   Investments in Securities, at Value (Cost of $1,762,007)           $     2,120,987
   Receivable for Securities Sold                                               9,133
   Receivable for Fund Shares Sold                                                220
   Dividends and Interest Receivable                                              466
   Other Assets                                                                   110
                                                                      ---------------
   Total Assets                                                             2,130,916

Liabilities:
   Payable for Securities Purchased                                            18,306
   Payable for Fund Shares Redeemed                                             3,020
   Accrued Operating Expenses and Other Liabilities                               657
                                                                      ---------------
   Total Liabilities                                                           21,983
                                                                      ---------------
Net Assets                                                            $     2,108,933
                                                                      ===============

Net Assets Consist of:
   Capital Stock (par value and paid-in capital)                      $     2,588,465
   Accumulated Net Realized Loss                                             (838,512)
   Net Unrealized Appreciation                                                358,980
                                                                      ---------------
   Net Assets                                                         $     2,108,933
                                                                      ===============

Investor Class ($ and shares in full)
   Net Assets                                                         $ 2,021,795,392
   Capital Shares Outstanding (Unlimited Number Authorized)               114,364,872

   Net Asset Value Per Share                                          $         17.68
                                                                      ===============

Institutional Class ($ and shares in full)
   Net Assets                                                         $    72,845,763
   Capital Shares Outstanding (Unlimited Number Authorized)                 4,066,453

   Net Asset Value Per Share                                          $         17.91
                                                                      ===============

Advisor Class ($ and shares in full)
   Net Assets                                                         $    14,291,993
   Capital Shares Outstanding (Unlimited Number Authorized)                   813,198

   Net Asset Value Per Share                                          $         17.58
                                                                      ===============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
December 31, 2001

                                                         (In Thousands, Except As Noted)

                                                                    Strong
                                                                 Opportunity
                                                                    Fund
                                                                 -----------
Assets:
    Investments in Securities, at Value
        (Including Repurchase Agreements of $554,650)
        Unaffiliated Issuers (Cost of $3,358,937)              $     3,741,453
        Affiliated Issuers (Cost of $42,379)                            42,167
    Receivable for Fund Shares Sold                                      1,622
    Dividends and Interest Receivable                                    2,800
    Other Assets                                                           138
                                                               ---------------
    Total Assets                                                     3,788,180

Liabilities:
    Payable for Securities Purchased                                    31,440
    Payable for Fund Shares Redeemed                                     2,336
    Accrued Operating Expenses and Other Liabilities                     1,204
                                                               ---------------
    Total Liabilities                                                   34,980
                                                               ---------------
Net Assets                                                     $     3,753,200
                                                               ===============

Net Assets Consist of:
    Capital Stock (par value and paid-in capital)              $     3,417,279
    Accumulated Net Investment Loss                                         (5)
    Accumulated Net Realized Loss                                      (46,378)
    Net Unrealized Appreciation                                        382,304
                                                               ---------------
    Net Assets                                                 $     3,753,200
                                                               ===============

Investor Class ($ and shares in full)
    Net Assets                                                 $ 3,664,068,058
    Capital Shares Outstanding (Unlimited Number Authorized)        93,264,281

    Net Asset Value Per Share                                  $         39.29
                                                               ===============

Advisor Class ($ and shares in full)
    Net Assets                                                 $    89,131,565
    Capital Shares Outstanding (Unlimited Number Authorized)         2,290,303

    Net Asset Value Per Share                                  $         38.92
                                                               ===============

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 2001

                                                                                               (In Thousands)

                                                                              Strong Discovery  Strong Dow 30  Strong Endeavor
                                                                                    Fund          Value Fund         Fund
                                                                              ----------------  -------------- ----------------
                                                                                                                  (Note 1)
Income:
   Dividends (net of foreign withholding taxes of $1, $0 and $0, respectively)   $    999         $  1,915        $     28
   Interest - Unaffiliated Issuers                                                    573              234              13
   Interest - Affiliated Issuers                                                       38                -               -
                                                                                 --------         --------        --------
   Total Income                                                                     1,610            2,149              41

Expenses:
   Investment Advisory Fees                                                         1,182              845              29
   Administrative Fees                                                                394              141              12
   Custodian Fees                                                                      24               13              25
   Shareholder Servicing Costs                                                        540              381              17
   Reports to Shareholders                                                            143               79              20
   12b-1 Fees                                                                           -                -              10
   Other                                                                               72              116               8
                                                                                 --------         --------        --------
   Total Expenses                                                                   2,355            1,575             121
   Expense Waivers and Absorptions                                                      -                -             (34)
   Earnings Credits                                                                    (2)               -               -
   Directed Brokerage                                                                 (13)             (14)              -
                                                                                 --------         --------        --------
   Expenses, Net                                                                    2,340            1,561              87
                                                                                 --------         --------        --------
Net Investment Income (Loss)                                                         (730)             588             (46)

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
     Investments                                                                   12,130           (1,133)           (925)
     Futures Contracts                                                                  4                -               -
                                                                                 --------         --------        --------
     Net Realized Gain (Loss)                                                      12,134           (1,133)           (925)
   Net Change in Unrealized Appreciation/Depreciation on:
     Investments                                                                   (4,803)          (8,823)            203
     Futures Contracts                                                                 10                -               -
                                                                                 --------         --------        --------
     Net Change in Unrealized Appreciation/Depreciation                            (4,793)          (8,823)            203
                                                                                 --------         --------        --------
Net Gain (Loss) on Investments                                                      7,341           (9,956)           (722)
                                                                                 --------         --------        --------
Net Increase (Decrease) in Net Assets Resulting from Operations                  $  6,611         ($ 9,368)       ($   768)
                                                                                 ========         ========        ========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Year Ended December 31, 2001

                                                                                    In Thousands)

                                                                  Strong Large Cap Strong Large Cap   Strong Mid Cap
                                                                    Core Fund         Growth Fund    Disciplined Fund
                                                                  ---------------- ----------------  ----------------
Income:
  Dividends (net of foreign withholding taxes of $0, $65 and
    $0, respectively)                                                      $ 43         $  8,056          $     571
  Interest                                                                    7            3,663                124
                                                                          -----        ---------          ---------
  Total Income                                                               50           11,719                695

Expenses:
  Investment Advisory Fees                                                   41            6,330                399
  Administrative Fees                                                        15            3,094                148
  Custodian Fees                                                              8               79                 17
  Shareholder Servicing Costs                                                33            2,527                181
  Professional Fees                                                          15               44                 14
  Reports to Shareholders                                                    11              580                 19
  Federal and State Registration Fees                                        22               57                 30
  Other                                                                       2              102                  8
                                                                          -----        ---------          ---------
  Total Expenses                                                            147           12,813                816
  Expense Waivers and Absorptions                                           (35)               -                  -
  Fees Paid Indirectly by Advisor                                             -               (6)                 -
  Earnings Credits                                                            -               (1)                (2)
  Directed Brokerage                                                         (2)             (28)                (3)
                                                                          -----        ---------          ---------
  Expenses, Net                                                             110           12,778                811
                                                                          -----        ---------          ---------
Net Investment Loss                                                         (60)          (1,059)              (116)

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                            (146)        (332,045)             4,647
    Futures Contracts and Written Options                                     -           (1,642)                 -
                                                                          -----        ---------          ---------
    Net Realized Gain (Loss)                                               (146)        (333,687)             4,647
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                            (368)        (179,467)             4,039
    Written Options                                                           -             (344)                 -
                                                                          -----        ---------          ---------
    Net Change in Unrealized Appreciation/Depreciation                     (368)        (179,811)             4,039
                                                                          -----        ---------          ---------
Net Gain (Loss) on Investments                                             (514)        (513,498)             8,686
                                                                          -----        ---------          ---------
Net Increase (Decrease) in Net Assets Resulting from Operations           ($574)       ($514,557)         $   8,570
                                                                          =====        =========          =========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Year Ended December 31, 2001

                                                                             (In Thousands)

                                                                                  Strong
                                                                                  Growth
                                                                                   Fund
                                                                                 --------
Income:
   Dividends - Unaffiliated Issuers (net of foreign withholding taxes of $4)    $    7,834
   Dividends - Affiliated Issuers                                                      664
   Interest                                                                          7,744
                                                                                ----------
   Total Income                                                                     16,242

Expenses:
   Investment Advisory Fees                                                         18,353
   Administrative Fees - Investor Class                                              6,480
   Administrative Fees - Institutional Class                                             6
   Administrative Fees - Advisor Class                                                  32
   Custodian Fees                                                                      119
   Shareholder Servicing Costs - Investor Class                                      6,716
   Shareholder Servicing Costs - Institutional Class                                     5
   Shareholder Servicing Costs - Advisor Class                                          23
   Reports to Shareholders - Investor Class                                          1,289
   Reports to Shareholders - Institutional Class                                        17
   Reports to Shareholders - Advisor Class                                              17
   Transfer Agency Banking Charges - Investor Class                                      1
   Transfer Agency Banking Charges - Institutional Class                                15
   12b-1 Fees - Advisor Class                                                           29
   Other                                                                               415
                                                                                ----------
   Total Expenses                                                                   33,517
   Earnings Credits                                                                     (2)
   Directed Brokerage                                                                  (26)
                                                                                ----------
   Expenses, Net                                                                    33,489
                                                                                ----------
Net Investment Loss                                                                (17,247)

Realized and Unrealized Gain (Loss):
   Net Realized Loss on:
     Investments                                                                  (722,119)
     Futures Contracts and Written Options                                         (10,900)
                                                                                ----------
     Net Realized Loss                                                            (733,019)
Net Change in Unrealized Appreciation/Depreciation on:
     Investments                                                                  (417,830)
     Written Options                                                                (1,762)
                                                                                ----------
     Net Change in Unrealized Appreciation/Depreciation                           (419,592)
                                                                                ----------
Net Loss on Investments                                                         (1,152,611)
                                                                                ----------
Net Decrease in Net Assets Resulting from Operations                           ($1,169,858)
                                                                                ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Year Ended December 31, 2001

                                                                                (In Thousands)

                                                                                     Strong
                                                                                  Opportunity
                                                                                      Fund
                                                                                 -------------
Income:
   Dividends - Unaffiliated Issuers (net of foreign withholding taxes of $245)      $  34,519
   Dividends - Affiliated Issuers                                                       1,242
   Interest                                                                            16,874
                                                                                    ---------
   Total Income                                                                        52,635

Expenses:
   Investment Advisory Fees                                                            26,879
   Administrative Fees - Investor Class                                                 9,630
   Administrative Fees - Advisor Class                                                    130
   Custodian Fees                                                                         145
   Shareholder Servicing Costs - Investor Class                                         7,563
   Shareholder Servicing Costs - Advisor Class                                             92
   Reports to Shareholders - Investor Class                                               985
   Reports to Shareholders - Advisor Class                                                 70
   Transfer Agency Banking Charges - Investor Class                                         7
   Transfer Agency Banking Charges - Advisor Class                                          1
   12b-1 Fees - Advisor Class                                                             114
   Other                                                                                  619
                                                                                    ---------
   Total Expenses                                                                      46,235
   Earnings Credits                                                                       (21)
   Directed Brokerage                                                                     (59)
                                                                                    ---------
   Expenses, Net                                                                       46,155
                                                                                    ---------
Net Investment Income                                                                   6,480

Realized and Unrealized Gain (Loss):
   Net Realized Loss on:
        Investments                                                                   (45,400)
        Short Positions                                                                   (55)
        Foreign Currencies                                                                (21)
                                                                                    ---------
        Net Realized Loss                                                             (45,476)
Net Change in Unrealized Appreciation/Depreciation on:
        Investments                                                                  (158,608)
        Foreign Currencies                                                                 (1)
                                                                                    ---------
        Net Change in Unrealized Appreciation/Depreciation                           (158,609)
                                                                                    ---------
Net Loss on Investments                                                              (204,085)
                                                                                    ---------
Net Decrease in Net Assets Resulting from Operations                               ($ 197,605)
                                                                                    =========

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                (In Thousands)

                                                            Strong Discovery Fund         Strong Dow 30 Value Fund
                                                        -----------------------------   -----------------------------
                                                         Year Ended      Year Ended      Year Ended      Year Ended
                                                        Dec. 31, 2001   Dec. 31, 2000   Dec. 31, 2001   Dec. 31, 2000
                                                        -------------   -------------   -------------   -------------
Operations:
  Net Investment Income (Loss)                                  ($730)  $         594   $         588   $         645
  Net Realized Gain (Loss)                                     12,134          49,144          (1,133)         (4,852)
  Net Change in Unrealized Appreciation/Depreciation           (4,793)        (42,350)         (8,823)         (2,094)
                                                        -------------   -------------   -------------   -------------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                             6,611           7,388          (9,368)         (6,301)

Distributions:
  From Net Investment Income                                       --            (355)           (579)           (647)
  From Net Realized Gains                                      (2,126)        (23,445)             --              --
                                                        -------------   -------------   -------------   -------------
  Total Distributions                                          (2,126)        (23,800)           (579)           (647)

Capital Share Transactions (Note 4):
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                (11,628)         (5,625)        (41,921)         52,684
                                                        -------------   -------------   -------------   -------------
Total Increase (Decrease) in Net Assets                        (7,143)        (22,037)        (51,868)         45,736
Net Assets:
  Beginning of Year                                           165,409         187,446         159,712         113,976
                                                        -------------   -------------   -------------   -------------
  End of Year                                           $     158,266   $     165,409   $     107,844   $     159,712
                                                        =============   =============   =============   =============

                                                                           Strong
                                                                        Endeavor Fund    Strong Large Cap Core Fund
                                                                        -------------   -----------------------------
                                                                        Period Ended     Year Ended      Year Ended
                                                                        Dec. 31, 2001   Dec. 31, 2001   Dec. 31, 2000
                                                                        -------------   -------------   -------------
                                                                           (Note 1)
Operations:
  Net Investment Loss                                                            ($46)           ($60)           ($42)
  Net Realized Loss                                                              (925)           (146)            (73)
  Net Change in Unrealized Appreciation/Depreciation                              203            (368)           (391)
                                                                        -------------   -------------   -------------
  Net Decrease in Net Assets Resulting from Operations                           (768)           (574)           (506)

Distributions From Net Realized Gains                                              --              --             (75)
Capital Share Transactions (Note 4):
  Net Increase in Net Assets from
    Capital Share Transactions                                                  6,985           1,266           1,476
                                                                        -------------   -------------   -------------
Total Increase in Net Assets                                                    6,217             692             895

Net Assets:
  Beginning of Period                                                              --           5,747           4,852
                                                                        -------------   -------------   -------------
  End of Period                                                         $       6,217   $       6,439   $       5,747
                                                                        =============   =============   =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                         (In Thousands)

                                                                                   Strong Large Cap Growth Fund
                                                                            -------------------------------------------
                                                                              Year Ended   Period Ended     Year Ended
                                                                            Dec. 31, 2001  Dec. 31, 2000  Oct. 31, 2000
                                                                            -------------  -------------  -------------
                                                                                             (Note 1)
Operations:
   Net Investment Income (Loss)                                              ($    1,059)   $       408    ($    6,297)
   Net Realized Gain (Loss)                                                     (333,687)       (26,631)       197,246
   Net Change in Unrealized Appreciation/Depreciation                           (179,811)      (157,270)       150,540
                                                                              ----------    -----------     ----------
   Net Increase (Decrease) in Net Assets Resulting from Operations              (514,557)      (183,493)       341,489
Distributions:
   From Net Investment Income                                                        (13)            --             --
   From Net Realized Gains                                                            --       (230,201)      (238,888)
                                                                              ----------    -----------     ----------
   Total Distributions                                                               (13)      (230,201)      (238,888)
Capital Share Transactions (Note 4):
    Net Increase (Decrease) in Net Assets from Capital Share Transactions        (83,476)       218,646        413,605
                                                                              ----------    -----------     ----------
Total Increase (Decrease) in Net Assets                                         (598,046)      (195,048)       516,206
Net Assets:
    Beginning of Year                                                          1,574,382      1,769,430      1,253,224
                                                                              ----------    -----------     ----------
    End of Year                                                               $  976,336    $ 1,574,382     $1,769,430
                                                                              ==========    ===========     ==========

                                                                                            Strong Mid Cap Disciplined Fund
                                                                                           ---------------------------------
                                                                                            Year Ended          Year Ended
                                                                                           Dec. 31, 2001       Dec. 31, 2000
                                                                                           -------------       -------------
Operations:
    Net Investment Loss                                                                    ($       116)       ($        8)
    Net Realized Gain                                                                             4,647                462
    Net Change in Unrealized Appreciation/Depreciation                                            4,039              1,502
                                                                                            -----------         ----------
    Net Increase in Net Assets Resulting from Operations                                          8,570              1,956
Distributions:
    From Net Investment Income                                                                       --                (71)
    From Net Realized Gains                                                                         (19)              (710)
                                                                                            -----------         ----------
    Total Distributions                                                                             (19)              (781)
Capital Share Transactions (Note 4):
    Net Increase in Net Assets from Capital Share Transactions                                   65,367             11,374
                                                                                            -----------         ----------
Total Increase in Net Assets                                                                     73,918             12,549
Net Assets:
    Beginning of Year                                                                            18,494              5,945
                                                                                            -----------         ----------
    End of Year                                                                             $    92,412         $   18,494
                                                                                            ===========         ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                    (In Thousands)

                                                                                   Strong Growth Fund
                                                                          ------------------------------------
                                                                            Year Ended            Year Ended
                                                                          Dec. 31, 2001          Dec. 31, 2000
                                                                          -------------          -------------
Operations:
   Net Investment Loss                                                    ($    17,247)           ($    20,950)
   Net Realized Gain (Loss)                                                   (733,019)                361,718
   Net Change in Unrealized Appreciation/Depreciation                         (419,592)               (769,979)
                                                                           -----------             -----------
   Net Decrease in Net Assets Resulting from Operations                     (1,169,858)               (429,211)
Distributions:
   From Net Realized Gains:
      Investor Class                                                            (7,812)               (552,297)
      Institutional Class                                                         (241)                 (2,060)
      Advisor Class                                                                (55)                   (241)
                                                                           -----------             -----------
   Total Distributions                                                          (8,108)               (554,598)
Capital Share Transactions (Note 4):
   Net Increase (Decrease) in Net Assets from Capital Share Transactions      (146,370)              1,063,396
                                                                           -----------             -----------
Total Increase (Decrease) in Net Assets                                     (1,324,336)                 79,587
Net Assets:
   Beginning of Year                                                         3,433,269               3,353,682
                                                                           -----------             -----------
   End of Year                                                             $ 2,108,933             $ 3,433,269
                                                                           ===========             ===========

                                                                                 Strong Opportunity Fund
                                                                           -----------------------------------
                                                                            Year Ended            Year Ended
                                                                           Dec. 31, 2001         Dec. 31, 2000
                                                                           ---------------      --------------
Operations:
   Net Investment Income                                                   $     6,480             $    13,732
   Net Realized Gain (Loss)                                                    (45,476)                413,130
   Net Change in Unrealized Appreciation/Depreciation                         (158,609)               (195,948)
                                                                           -----------             -----------
   Net Increase (Decrease)  in Net Assets Resulting from Operations           (197,605)                230,914
Distributions:
   From Net Investment Income:
      Investor Class                                                            (6,671)                (13,075)
      Advisor Class                                                               (202)                    (15)
   From Net Realized Gains:
      Investor Class                                                           (86,325)               (393,480)
      Advisor Class                                                             (2,019)                    (36)
                                                                           -----------             -----------
      Total Distributions                                                      (95,217)               (406,606)
Capital Share Transactions (Note 4):
   Net Increase in Net Assets from Capital Share Transactions                  706,298                 978,265
                                                                           -----------             -----------
Total Increase in Net Assets                                                   413,476                 802,573
Net Assets:
   Beginning of Year                                                         3,339,724               2,537,151
                                                                           -----------             -----------
   End of Year                                                             $ 3,753,200             $ 3,339,724
                                                                           ===========             ===========

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2001

1.  Organization

    The accompanying financial statements represent the Strong Growth Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

    - Strong Discovery Fund/(2)/ (a series of Strong Discovery Fund, Inc./(1)/)
    - Strong Dow 30 Value Fund/(3)/ (a series of Strong Equity Funds, Inc./(1)/)
    - Strong Endeavor Fund/(2)/ (a series of Strong Opportunity Fund, Inc./(1)/)
    - Strong Large Cap Core Fund/(2)/ (formerly Strong Strategic Growth Fund)
      (a series of Strong Equity Funds, Inc./(1)/)
    - Strong Large Cap Growth Fund/(2)/ (a series of Strong Large Cap Growth Fund, Inc./(1)/)
    - Strong Mid Cap Disciplined Fund/(2)/ (a series of Strong Equity Funds, Inc./(1)/)
    - Strong Growth Fund/(2)(4)/ (a series of Strong Equity Funds, Inc./(1)/)
    - Strong Opportunity Fund/(2)(4)/ (a series of Strong Opportunity Fund, Inc./(1)/)
     /(1)/ An open-end management investment company registered under the Investment Company Act of 1940, as amended.
     /(2)/  Diversified Fund.
     /(3)/  Non-diversified Fund.
     /(4)/ Effective February 25, 2000, Strong Growth Fund has issued three classes of shares: Investor Class, Institutional Class and Advisor Class. Strong Opportunity Fund has issued two classes of shares:
            Investor Class and Advisor Class. Shares held prior to February 25, 2000 were designated as Investor Class shares. Each class of shares is subject to an administrative fee and the Advisor Class shares are subject to an annual distribution fee as described in Note 3. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class.

    During 2000, the Board of Directors of Strong Large Cap Growth Fund approved changing the Fund's fiscal year-end from October 31st to December 31st.

    Strong Endeavor Fund commenced operations on April 6, 2001.

2.  Significant Accounting Policies

    The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

    (A) Security Valuation -- Securities of the Funds are valued at fair value at the last sales price or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

         The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Restricted securities are either Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and have been determined to be illiquid by the Advisor based upon guidelines established by the Funds' Board of Directors. The aggregate cost, fair value and percent of net assets for restricted securities held at December 31, 2001 was $5,000,000, $0 and 0.0%, respectively, for Strong Large Cap Growth Fund and $10,000,000, $0 and 0.0%, respectively, for Strong Growth Fund.

    (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

         Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

         Each Fund generally pays dividends from net investment income and distributes net capital gains, if any, that it realizes annually.

    (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

    (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

         Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

    (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Funds designate liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired, or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Each Fund designates liquid securities as collateral on open options contracts.

    (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

    (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    (I) Short Positions -- The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Fund is liable for any dividends payable on securities while those securities are in a short position.

    (J) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

    (K) Directed Brokerage -- The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds' expenses.

    (L) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Funds and are reported as Earnings Credits in the Funds' Statements of Operations.

--------------------------------------------------------------------------------
December 31, 2001


     (M) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (N) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

3.   Related Party Transactions

     The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Funds. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                                     Administrative      Administrative        Administrative
                                                                         Fees -             Fees -                 Fees -
                                     Advisor Fees    Advisor Fees    Investor Class     Institutional Class    Advisor Class
                                     Jan. 1, 2001-   July 23, 2001-  July 23, 2001-      Jan. 1, 2001-         Jan. 1, 2001-
                                     July 22, 2001   Dec. 31, 2001   Dec. 31, 2001/(1)/   Dec. 31, 2001       Dec. 31, 2001/(1)/
                                     --------------  -------------   ---------------    ----------------      -----------------
     Strong Discovery Fund                 0.75%          0.75%         0.30%               *                       *
     Strong Dow 30 Value Fund              0.80%          0.55%         0.30%               *                       *
     Strong Endeavor Fund                  0.75%**        0.75**        0.30%               *                       *
     Strong Large Cap Core Fund            0.75%          0.75%**       0.30%               *                       *
     Strong Large Cap Growth Fund          0.60%***       0.60%***      0.30%               *                       *
     Strong Mid Cap Disciplined Fund       0.75%          0.75%**       0.30                *                       *
     Strong Growth Fund                    0.75%          0.75%**       0.30              0.02%                   0.30%
     Strong Opportunity Fund               0.75%          0.75%**       0.30                *                     0.30%

     *       Does not offer share class.

     ** The investment advisory fees are 0.75% for the first $4 billion, 0.725% for $4 to $6 billion, and 0.70% thereafter. The Endeavor Fund investment advisory fee rate was in effect from 4-09-01 to 12-31-01. Mid Cap Disciplined Fund breakpoint schedule is for 7-31-01 to 12-31-01.

     *** The investment advisory fees are 0.60% of the first $35 million and 0.55% thereafter.

     /(1)/ The administrative fees rate of 0.25% was in effect from 1-01-01 to 7-22-01. Prior to 7-23-01 the Dow 30 Value Fund did not have administrative fees. The Endeavor Fund had an administrative fees rate of 0.30% in effect from 4-09-01 to 12-31-01. Mid Cap Disciplined Fund administrative fees rate of 0.25% was in effect from 1-01-01 to 7-30-01.

     The Funds Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees for the Investor Class are based on contractually established rates for each open and closed shareholder account. Shareholder recordkeeping and related service fees for the Institutional and Advisor Classes are paid at an annual rate of 0.015% and 0.20%, respectively, of the average daily net asset value of each respective class. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor are included in Other Expenses in the Funds' Statements of Operations, unless otherwise indicated. Credits allocated by the Advisor, if any, serve to reduce the shareholder servicing expenses incurred by the Funds and are reported as Fees Paid Indirectly by Advisor in the Funds' Statements of Operations.
     The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     Strong Endeavor Fund, Strong Growth Fund and Strong Opportunity Fund have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor"), pursuant to Rule 12b-1 under the 1940 Act, on behalf of Strong Endeavor Fund's shares, Strong Growth Fund's Advisor Class shares and Strong Opportunity Fund's Advisor Class shares. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of Strong Endeavor Fund and the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's shares. For the year ended December 31, 2001, Strong Endeavor Fund, Strong Growth Fund and Strong Opportunity Fund incurred 12b-1 fees of $9,773, $29,157 and $114,159, respectively.

     The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreements with the money market funds.

--------------------------------------------------------------------------------

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended December 31, 2001, is as follows:

                                       Payable to       Shareholder Servicing     Transfer Agency    Unaffiliated
                                       Advisor at         and Other Expenses          Banking          Directors'
                                      Dec. 31, 2001       Paid to Advisor        Charges/(Credits)       Fees
                                      -------------       ---------------        -----------------   ------------
     Strong Discovery Fund             $   60,576           $  541,858            $    1,066         $    3,274
     Strong Dow 30 Value Fund              54,154              382,399                 2,162              3,122
     Strong Endeavor Fund                   2,091               17,609                   300                375
     Strong Large Cap Core Fund               717               32,955                   522                710
     Strong Large Cap Growth Fund         292,026            2,532,474                (5,805)            31,126
     Strong Mid Cap Disciplined Fund       35,149              182,701                 1,818                874
     Strong Growth Fund                   556,156            6,766,512                16,337             67,570
     Strong Opportunity Fund              941,160            7,667,334                 7,588             67,420

4    Capital Share Transactions

                                                    Strong Discovery Fund           Strong Dow 30 Value Fund
                                                 -----------------------------     ----------------------------
                                                  Year Ended      Year Ended         Year Ended      Year Ended
                                                 Dec. 31, 2001   Dec. 31, 2000     Dec. 31, 2001   Dec. 31, 2000
                                                 -------------   -------------     -------------   -------------
Capital Share Transactions of Each of
  the Funds Were as Follows:
  Proceeds from Shares Sold                      $ 78,126,538     $ 55,801,971     $ 53,144,205    $ 149,700,054
  Proceeds from Reinvestment of Distributions       2,064,071       23,237,108          546,713          596,034
  Payment for Shares Redeemed                     (91,818,275)     (84,664,010)     (95,611,697)     (97,611,952)
                                                 ------------     ------------     ------------    -------------
  Net Increase (Decrease) in Net Assets
    from Capital Share Transactions             ($ 11,627,666)   ($  5,624,931)   ($ 41,920,779)   $  52,684,136
                                                 ============     ============     ============    =============

Transactions in Shares of Each of the
  Funds Were as Follows:
  Sold                                              4,760,206        2,898,578        4,188,104       11,045,130
  Issued in Reinvestment of Distributions             124,567        1,504,073           43,493           43,890
  Redeemed                                         (5,579,477)      (4,365,638)      (7,398,688)      (7,269,686)
                                                 ------------     ------------     ------------    -------------
Net Increase (Decrease) in Shares of the Fund        (694,704)          37,013       (3,167,091)       3,819,334
                                                 ============     ============     ============    =============

                                                    Strong
                                                 Endeavor Fund    Strong Large Cap Core Fund
                                                 -------------   -----------------------------
                                                 Period Ended     Year Ended      Year Ended
                                                 Dec. 31, 2001   Dec. 31, 2001   Dec. 31, 2000
                                                 -------------   -------------   -------------
                                                   (Note 1)
Capital Share Transactions of Each of
  the Funds Were as Follows:
  Proceeds from Shares Sold                      $ 11,643,272     $  3,568,813     $  3,889,073
  Proceeds from Reinvestment of Distributions              --               --           73,303
  Payment for Shares Redeemed                      (4,658,438)      (2,303,421)      (2,486,594)
                                                 ------------     ------------     ------------
  Net Increase in Net Assets from
    Capital Share Transactions                   $  6,984,834     $  1,265,392     $  1,475,782
                                                 ============     ============     ============

Transactions in Shares of Each of the
  Funds Were as Follows:
  Sold                                              1,092,848          329,450          296,230
  Issued in Reinvestment of Distributions                  --               --            6,068
  Redeemed                                           (467,203)        (207,995)        (189,382)
                                                 ------------     -------------    ------------
Net Increase in Shares of the Fund                    625,645          121,455          112,916
                                                 ============     ============     ============

-------------------------------------------------------------------------------
December 31, 2001

                                                         Strong Large Cap Growth Fund
                                                 ------------------------------------------------
                                                  Year Ended      Period Ended     Year Ended
                                                  Dec. 31, 2001    Dec. 31, 2000   Oct. 31, 2000
                                                 --------------    -------------   -------------
                                                                    (Note 1)
Capital Share Transactions of Each of
  the Funds Were as Follows:
  Proceeds from Shares Sold                       $ 161,060,865    $  35,941,607   $ 450,266,883
  Proceeds from Reinvestment of Distributions            12,390      223,164,298     231,474,320
  Payment for Shares Redeemed                      (244,549,340)     (40,459,565)   (268,136,508)
                                                 --------------    -------------   -------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                    ($ 83,476,085)   $ 218,646,340   $ 413,604,695
                                                 ==============    =============   =============

Transactions in Shares of Each of
  the Funds Were as Follows:
  Sold                                                5,658,031          906,358       9,358,245
  Issued in Reinvestment of Distributions                   521        6,527,181       4,975,791
  Redeemed                                           (9,475,540)      (1,059,101)     (5,619,663)
                                                 --------------    -------------   -------------
Net Increase (Decrease) in Shares of the Fund        (3,816,988)       6,374,438       8,714,373
                                                 ==============    =============   =============

                                               Strong Mid Cap Disciplined Fund
                                               -------------------------------
                                                 Year Ended       Year Ended
                                                 Dec. 31, 2001   Dec. 31, 2000
                                               ---------------   -------------

Capital Share Transactions of Each of
  the Funds Were as Follows:
  Proceeds from Shares Sold                     $ 100,907,317    $  16,735,188
  Proceeds from Reinvestment of Distributions          17,888          715,329
  Payment for Shares Redeemed                     (35,557,772)      (6,076,036)
                                                -------------    -------------
  Net Increase in Net Assets from
    Capital Share Transactions                  $  65,367,433    $  11,374,481
                                                =============    =============

Transactions in Shares of Each of
  the Funds Were as Follows:
  Sold                                              6,459,553        1,118,229
  Issued in Reinvestment of Distributions               1,062           49,501
  Redeemed                                         (2,349,007)        (414,314)
                                                -------------    -------------
Net Increase in Shares of the Fund                  4,111,608          753,416
                                                =============    =============

                                                            Strong Growth Fund
                                                    ----------------------------------
                                                       Year Ended         Year Ended
                                                      Dec. 31, 2001      Dec. 31, 2000
                                                    ---------------    ---------------
Capital Share Transactions of Each Class of
        Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                           $ 458,158,247    $ 1,506,745,005
  Proceeds from Reinvestment of Distributions             7,526,108        535,899,211
  Payment for Shares Redeemed                          (687,014,502)    (1,007,189,224)
                                                    ---------------    ---------------
  Net Increase (Decrease) in Net Assets from
        Capital Share Transactions                     (221,330,147)     1,035,454,992

INSTITUTIONAL CLASS
  Proceeds from Shares Sold                              67,291,045         28,231,392
  Proceeds from Reinvestment of Distributions               121,574          2,059,487
  Payment for Shares Redeemed                            (6,952,735)        (6,983,348)
                                                    ---------------    ---------------
  Net Increase in Net Assets from
        Capital Share Transactions                       60,459,884         23,307,531

ADVISOR CLASS
  Proceeds from Shares Sold                              17,602,066          4,887,961
  Proceeds from Reinvestment of Distributions                54,703            241,316
  Payment for Shares Redeemed                            (3,156,258)          (495,540)
                                                    ---------------    ---------------
  Net Increase in Net Assets from
        Capital Share Transactions                       14,500,511          4,633,737
                                                    ---------------    ---------------
Net Increase (Decrease) in Net Assets from
        Capital Share Transactions                   ($ 146,369,752)   $ 1,063,396,260
                                                    ===============    ===============
Transactions in Shares of Each Class of
        the Funds Were as Follows:

INVESTOR CLASS
  Sold                                                   22,154,625         39,566,417
  Issued in Reinvestment of Distributions                   420,690         20,131,225
  Redeemed                                              (34,296,975)       (27,661,431)
                                                    ---------------    ---------------
  Net Increase (Decrease) in Shares                     (11,721,660)        32,036,211

INSTITUTIONAL CLASS
  Sold                                                    3,752,181            787,533
  Issued in Reinvestment of Distributions                     6,709             77,077
  Redeemed                                                 (349,128)          (207,919)
                                                    ---------------    ---------------
  Net Increase in Shares                                  3,409,762            656,691

ADVISOR CLASS
  Sold                                                      824,955            163,574
  Issued in Reinvestment of Distributions                     3,075              9,092
  Redeemed                                                 (169,682)           (17,816)
                                                    ---------------    ---------------
  Net Increase in Shares                                    658,348            154,850
                                                    ---------------    ---------------
Net Increase (Decrease) in Shares of the Fund            (7,653,550)        32,847,752
                                                    ===============    ===============

--------------------------------------------------------------------------------
December 31, 2001

                                                            Strong Opportunity Fund
                                                       ----------------------------------
                                                         Year Ended         Year Ended
                                                        Dec. 31, 2001      Dec. 31, 2000
                                                       ---------------    ---------------
Capital Share Transactions of Each Class of
   Shares of the Funds Were as Follows:

INVESTOR CLASS
   Proceeds from Shares Sold                           $ 1,270,142,877    $ 1,222,153,657
   Proceeds from Reinvestment of Distributions              89,293,018        387,224,370
   Payment for Shares Redeemed                            (742,871,749)      (633,635,037)
                                                       ---------------    ---------------
   Net Increase in Net Assets from
        Capital Share Transactions                         616,564,146        975,742,990

ADVISOR CLASS
   Proceeds from Shares Sold                                95,996,777          2,659,053
   Proceeds from Reinvestment of Distributions               2,210,068             50,986
   Payment for Shares Redeemed                              (8,472,931)          (187,796)
                                                       ---------------    ---------------
   Net Increase in Net Assets from
        Capital Share Transactions                          89,733,914          2,522,243
                                                       ---------------    ---------------
Net Increase in Net Assets from
   Capital Share Transactions                          $   706,298,060    $   978,265,233
                                                       ===============    ===============

Transactions in Shares of Each Class of
   the Funds Were as Follows:

INVESTOR CLASS
   Sold                                                     31,029,289         26,358,124
   Issued in Reinvestment of Distributions                   2,275,707          9,675,265
   Redeemed                                                (18,831,660)       (14,017,619)
                                                       ---------------    ---------------
   Net Increase in Shares                                   14,473,336         22,015,770

ADVISOR CLASS
   Sold                                                      2,398,574             63,772
   Issued in Reinvestment of Distributions                      56,805              1,262
   Redeemed                                                   (225,651)            (4,458)
                                                       ---------------    ---------------
   Net Increase in Shares                                    2,229,728             60,576
                                                       ---------------    ---------------
Net Increase in Shares of the Fund                          16,703,064         22,076,346
                                                       ===============    ===============

5.   Line of Credit
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 11, 2002, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $400 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Funds' prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. There were minimal borrowings under the LOC during the year. At December 31, 2001, there were no borrowings by the Funds outstanding under the LOC.

--------------------------------------------------------------------------------

6.   Investment Transactions

     The aggregate purchases and sales of long-term securities for the year ended December 31, 2001, were as follows:

                                          Purchases           Sales
                                       --------------   --------------

     Strong Discovery Fund             $  716,105,588   $  713,534,709
     Strong Dow 30 Value Fund             126,533,410      168,185,843
     Strong Endeavor Fund*                 24,785,122       17,973,530
     Strong Large Cap Core Fund            12,076,286       10,424,750
     Strong Large Cap Growth Fund       5,062,949,272    5,143,041,998
     Strong Mid Cap Disciplined Fund      387,094,852      322,445,482
     Strong Growth Fund                 9,169,321,895    9,173,490,044
     Strong Opportunity Fund            3,308,536,018    2,740,579,765

     * For the period April 6 to December 31, 2001.

     There were no purchases or sales of long-term U.S. government securities for the year and period ended December 31, 2001.

7.   Income Tax Information

     The following information for the Funds is presented on an income tax basis as of December 31, 2001:

                                                                                    Net Unrealized
                                                           Gross         Gross       Appreciation/  Distributable    Distributable
                                             Cost of     Unrealized    Unrealized   (Depreciation)     Ordinary       Long-Term
                                          Investments   Appreciation  Depreciation  on Investments      Income       Capital Gains
                                          -----------   ------------  ------------  --------------  --------------   --------------
     Strong Discovery Fund             $  161,707,027  $  2,594,026   $  5,981,664  ($  3,387,638)  $            -*  $  6,242,955*
     Strong Dow 30 Value Fund             108,114,701     5,823,837      6,097,061       (273,224)           9,187              -
     Strong Endeavor Fund                   6,185,924       239,870        145,348         94,522                -              -
     Strong Large Cap Core Fund             6,274,151       415,385        262,020        153,365                -              -
     Strong Large Cap Growth Fund         933,880,160    56,773,618     13,081,753     43,691,865                -              -
     Strong Mid Cap Disciplined Fund       88,550,566     6,469,922      1,381,013      5,088,909        4,963,039        226,902
     Strong Growth Fund                 1,832,398,472   311,049,215     22,460,782    288,588,433                -              -
     Strong Opportunity Fund            3,441,415,635   603,089,597    260,885,655    342,203,942                -              -

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The tax components of dividends paid during the year ended December 31, 2001, capital loss carryovers (expiring in varying amounts through 2009) as of December 31, 2001, and tax basis post-October losses as of December 31, 2001, which are not recognized for tax purposes until the first day of the following fiscal year are:

                                          Ordinary     Long-Term      Net Capital     Post-
                                           Income     Capital Gains      Loss        October
                                       Distributions  Distributions   Carryovers     Losses
                                       -------------  -------------   ----------   ----------
     Strong Discovery Fund*            $           -  $           -   $         -  $  446,517
     Strong Dow 30 Value Fund                578,807              -     3,039,532     583,860
     Strong Endeavor Fund                          -              -       804,105           -
     Strong Large Cap Core Fund                    -              -        81,650      26,308
     Strong Large Cap Growth Fund             12,854              -   325,505,979  18,496,573
     Strong Mid Cap Disciplined Fund          18,898              -             -           -
     Strong Growth Fund                            -      8,108,103   737,236,140  31,063,956
     Strong Opportunity Fund              26,148,282     69,068,076             -  14,349,273

     * As of November 30, 2001, the tax year end of the Fund

     For corporate shareholders in the Funds, the percentage of dividend income distributed for the year ended December 31, 2001 which is designated as qualifying for the dividends-received deductions are as follows (unaudited): Strong Discovery Fund 0.0%, Strong Dow 30 Value Fund 100.0%, Strong Endeavor Fund 0.0%, Strong Large Cap Core Fund 0.0%, Strong Large Cap Growth Fund 100.0%, Strong Mid Cap Disciplined Fund 0.0%, Strong Growth Fund 0.0% and Strong Opportunity Fund 100.0%.

--------------------------------------------------------------------------------
December 31, 2001

8.   Investments in Affiliates

     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer, and any other Strong Fund. A summary of transactions in the securities of these issuers during the year ended December 31, 2001 is as follows:

                                   Balance of                                  Balance of                Investment
                                  Shares or Par      Gross      Gross Sales  Shares or Par    Value        Income         Realized
                                   Value Held      Purchases       and         Value Held    Dec. 31,   Jan. 1, 2001    Gain/(Loss)
                                  Jan. 1, 2001   and Additions  Reductions   Dec. 31, 2001    2001      Dec. 31, 2001     on Sale
                                  -------------  -------------  ----------   -------------  ---------   -------------   -----------
     Strong Discovery Fund
     ---------------------
     Halsey Drug Company, Inc.
      Common Stock                     27,690       13,845        (41,535)            --           --              --   $   28,675
     Halsey Drug Company, Inc.
      Convertible Bonds           $   600,000           --      ($600,000)            --           --     $    37,559           --
     Halsey Drug Company, Inc.
      Warrants                         21,429           --        (21,429)            --           --              --           --

     Strong Growth Fund
     ------------------
     Strong Heritage Money Fund -
      Institutional Class          35,000,000           --    (35,000,000)            --           --         664,177           --

     Strong Opportunity Fund
     -----------------------
     iShares Trust S&P
      MidCap 400 Index Fund                --      180,000        (60,000)       120,000  $12,166,800              --     (114,803)
     Strong Heritage Money Fund -
      Institutional Class          30,000,000           --             --     30,000,000  $30,000,000       1,241,941           --

9.   Results of Special Meeting of Shareholders of the Funds (Unaudited)
     At an Annual Meeting of Shareholders of the Funds held on July 20, 2001, shareholders approved the following proposals:

     To approve a new advisory agreement between Strong Capital Management, Inc. and Strong Equity Funds, Inc., Strong Opportunity Fund, Inc. and Strong Large Cap Growth Fund, Inc. on behalf of:

                                                For            Against          Abstain     Broker non-votes
                                                ---            -------          -------     ----------------
     Strong Dow 30 Value Fund               3,619,471.562     351,711.067      118,515.763     1,053,336.000
     Strong Large Cap Core Fund               268,985.595      11,668.541        2,980.695        43,925.000
     Strong Large Cap Growth Fund          24,647,793.377   1,533,088.081      592,692.941     2,397,820.260
     Strong Mid Cap Disciplined Fund        1,197,166.410     172,234.677       55,769.455       133,336.000
     Strong Growth Fund                    50,773,445.286   4,659,136.017    1,219,319.025    11,514,206.000
     Strong Opportunity Fund               32,678,303.995   3,617,305.793    1,090,731.226     9,943,547.000

     To ratify the selection of PricewaterhouseCoopers LLP as the Fund's Independent Auditors:

                                                For            Against          Abstain
                                                ---            -------          -------
     Strong Dow 30 Value Fund               5,004,906.712      64,421.215       73,706.465
     Strong Endeavor Fund                     239,328.473         986.000        1,377.937
     Strong Large Cap Core Fund               322,746.891       3,077.803        1,735.137
     Strong Large Cap Growth Fund          28,516,765.067     301,400.583      353,229.009
     Strong Mid Cap Disciplined Fund        1,502,579.699      11,347.561       44,579.282
     Strong Growth Fund                    66,566,296.663     715,231.473      884,578.192
     Strong Opportunity Fund               46,324,845.281     360,275.847      644,766.886

    To elect members to the Board of Directors of Strong Equity Funds, Inc. (Strong Dow 30 Value Fund, Strong Large Cap Core Fund, Strong Mid Cap Disciplined Fund, and Strong Growth Fund):

             Director              Affirmative             Withhold
             --------              -----------             --------
        Richard S. Strong        158,632,363.369         4,338,287.136
         Willie D. Davis         159,350,797.294         3,619,853.211
         William F. Vogt         159,553,410.765         3,417,239.740
        Marvin E. Nevins         159,213,881.331         3,756,769.174
         Stanley Kritzik         159,356,112.695         3,614,537.810
          Neal Malicky           159,442,447.758         3,528,202.747

   To elect members to the Board of Directors of Strong Opportunity Fund, Inc. (Strong Endeavor Fund and Strong Opportunity Fund):

             Director              Affirmative             Withhold
             --------              -----------             --------
        Richard S. Strong         45,995,369.998         1,659,601.426
         Willie D. Davis          46,864,708.496           790,262.928
         William F. Vogt          46,919,945.544           735,025.880
        Marvin E. Nevins          46,791,782.641           863,188.783
         Stanley Kritzik          46,856,691.601           798,279.823
          Neal Malicky            46,883,611.670           771,359.754

   To elect members to the Board of Directors of Strong Large Cap Growth Fund,
   Inc.:

             Director              Affirmative             Withhold
             --------              -----------             --------
        Richard S. Strong         28,566,838.444          604,556.215
         Willie D. Davis          28,569,817.210          601,577.449
         William F. Vogt          28,609,773.170          561,621.489
        Marvin E. Nevins          28,522,336.014          649,058.645
         Stanley Kritzik          28,564,464.319          606,930.340
          Neal Malicky            28,577,619.816          593,774.843

10. Federal Income Tax Information (Unaudited)
    In early 2002, shareholders received information regarding all distributions paid to them by the Funds during calendar year 2001. The Funds hereby designate following amounts as long-term capital gain distributions.

               Strong Discovery Fund     Strong Opportunity Fund
               ---------------------     -----------------------
                    $4,240,578                 $70,386,953

    The amounts above include earnings and profits distributed to shareholders on redemptions.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG DISCOVERY FUND
--------------------------------------------------------------------------------

                                                                                                Year Ended
                                                                    -------------------------------------------------------------
                                                                       Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/                                             2001        2000        1999        1998        1997
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $ 16.39     $ 18.64     $ 17.95     $ 17.00     $ 17.45
Income From Investment Operations:
  Net Investment Income (Loss)                                           (0.08)       0.06       (0.17)      (0.07)      (0.16)
  Net Realized and Unrealized Gains on Investments                        0.76        0.51        1.08        1.26        2.00
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                        0.68        0.57        0.91        1.19        1.84
Less Distributions:
  From Net Investment Income                                                --       (0.04)         --          --          --
  From Net Realized Gains                                                (0.23)      (2.78)      (0.22)      (0.24)      (1.90)
  In Excess of Net Realized Gains                                           --          --          --          --       (0.39)
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                    (0.23)      (2.82)      (0.22)      (0.24)      (2.29)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $ 16.84     $ 16.39     $ 18.64     $ 17.95     $ 17.00
=================================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                            +4.2%       +4.0%       +5.3%       +7.0%      +10.9%
  Net Assets, End of Period (In Millions)                              $   158     $   165     $   187     $   322     $   383
  Ratio of Expenses to Average Net Assets Without Fees Paid
    Indirectly by Advisor, Earnings Credits and Directed Brokerage         1.5%        1.5%        1.4%        1.3%        1.4%
  Ratio of Expenses to Average Net Assets                                  1.5%        1.5%        1.4%        1.3%        1.4%
  Ratio of Net Investment Income (Loss) to Average Net Assets             (0.5%)       0.3%       (0.7%)      (0.4%)      (0.9%)
  Portfolio Turnover Rate                                                501.7%      481.8%      214.0%      185.9%      169.9%


STRONG DOW 30 VALUE FUND
--------------------------------------------------------------------------------

                                                                                         Year Ended
                                                                    -------------------------------------------------
                                                                       Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/                                             2001        2000        1999        1998
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $ 13.49     $ 14.22     $ 11.43     $ 10.00
Income From Investment Operations:
  Net Investment Income                                                   0.07        0.06        0.05        0.18
  Net Realized and Unrealized Gains (Losses) on Investments              (1.05)      (0.73)       2.79        1.43
---------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                       (0.98)      (0.67)       2.84        1.61
Less Distributions:
  From Net Investment Income                                             (0.07)      (0.06)      (0.05)      (0.18)
---------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                    (0.07)      (0.06)      (0.05)      (0.18)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $ 12.44     $ 13.49     $ 14.22     $ 11.43
=====================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------
  Total Return                                                            -7.3%       -4.8%      +24.9%      +16.1%
  Net Assets, End of Period (In Millions)                              $   108     $   160     $   114     $    28
  Ratio of Expenses to Average Net Assets Without Waivers,
    Absorptions, Earnings Credits and Directed Brokerage                   1.3%        1.2%        1.1%        2.0%
  Ratio of Expenses to Average Net Assets                                  1.3%        1.2%        1.1%        0.1%
  Ratio of Net Investment Income to Average Net Assets                     0.5%        0.5%        0.6%        2.1%
  Portfolio Turnover Rate                                                110.6%       87.1%       64.8%       45.7%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG ENDEAVOR FUND
--------------------------------------------------------------------------------

                                                                   Period Ended
                                                                   ------------
                                                                      Dec. 31,
Selected Per-Share Data/(a)/                                         2001/(b)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $ 10.00
Income From Investment Operations:
    Net Investment Loss                                              (0.06)/(d)/
    Net Realized and Unrealized Losses on Investments                (0.00)/(c)/
--------------------------------------------------------------------------------
    Total from Investment Operations                                 (0.06)
Less Distributions:
    From Net Investment Income                                          --
--------------------------------------------------------------------------------
    Total Distributions                                                 --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $  9.94
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
    Total Return                                                     - 0.6%
    Net Assets, End of Period (In Millions)                        $     6
    Ratio of Expenses to Average Net Assets Without Waivers,
      Absorptions, Earnings Credits and Directed Brokerage             3.1%*
    Ratio of Expenses to Average Net Assets                            2.2%*
    Ratio of Net Investment Loss to Average Net Assets                (1.2%)*
    Portfolio Turnover Rate                                          391.8%

STRONG LARGE CAP CORE FUND
--------------------------------------------------------------------------------------------------------------------------------

                                                                                           Year Ended
                                                                 ---------------------------------------------------------------
                                                                    Dec. 31,        Dec. 31,        Dec. 31,        Dec. 31,
Selected Per-Share Data(a)                                            2001            2000            1999          1998/(e)/
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $  12.40        $  13.85        $  11.25        $  10.00
Income From Investment Operations:
    Net Investment Loss                                                (0.10)          (0.09)          (0.11)          (0.03)
    Net Realized and Unrealized Gains (Losses) on Investments          (1.29)          (1.19)           3.41            1.28
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (1.39)          (1.28)           3.30            1.25
Less Distributions:
    From Net Realized Gains                                               --           (0.17)          (0.70)             --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                       --           (0.17)          (0.70)             --
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $  11.01        $  12.40        $  13.85        $  11.25
================================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
    Total Return                                                       -11.2%           -9.2%          +29.4%          +12.5%
    Net Assets, End of Period (In Millions)                         $      6   $           6        $      5        $      3
    Ratio of Expenses to Average Net Assets Without Waivers,
      Absorptions, Earnings Credits and Directed Brokerage               2.7%            2.0%            2.0%            2.0%*
    Ratio of Expenses to Average Net Assets                              2.0%            2.0%            2.0%            2.0%*
    Ratio of Net Investment Loss to Average Net Assets                  (1.1%)          (0.8%)          (1.1%)          (0.5%)*
    Portfolio Turnover Rate                                            196.4%          154.9%          178.4%           59.7%


  *  Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

(b)  For the period from April 6, 2001 (inception) to December 31, 2001.

(c)  Amount calculated is less than $0.005.

(d) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(e)  For the period from June 30, 1998 (inception) to December 31, 1998.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                 Year Ended
                                                              ----------------------------------------------------------------------
                                                                Dec. 31,      Dec. 31,     Oct. 31,   Oct. 31,   Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                                       2001       2000/(b)/      2000       1999       1998      1997
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $ 34.77       $  45.49     $ 41.52   $  29.10   $  32.66    $ 31.36
Income From Investment Operations:
  Net Investment Income (Loss)                                    (0.02)          0.01       (0.16)     (0.03)      0.13       0.19
  Net Realized and Unrealized Gains (Losses) on Investments      (11.20)         (4.81)      12.01      12.84       3.44       6.21
-----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                               (11.22)         (4.80)      11.85      12.81       3.57       6.40
Less Distributions:
  From Net Investment Income                                      (0.00)/(c)/       --          --         --      (0.14)     (0.19)
  In Excess of Net Investment Income                                 --             --          --      (0.01)        --      (0.17)
  From Net Realized Gains                                            --          (5.92)      (7.88)     (0.38)     (6.89)     (4.74)
  In Excess of Net Realized Gains                                    --             --          --         --      (0.10)        --
-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                             (0.00)/(c)/    (5.92)      (7.88)     (0.39)     (7.13)     (5.10)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $ 23.55       $  34.77     $ 45.49   $  41.52   $  29.10    $ 32.66
===================================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                    -32.3%         -10.3%      +28.1%     +44.3%     +13.6%     +23.4%
Net Assets, End of Period (In Millions)                         $   976       $  1,574     $ 1,769   $  1,253   $    863    $   832
  Ratio of Expenses to Average Net Assets Without Fees Paid
    Indirectly by Advisor, Earnings Credits and Directed
    Brokerage                                                       1.1%           1.0%*       1.0%       1.0%       1.0%       1.1%
  Ratio of Expenses to Average Net Assets                           1.1%           1.0%*       1.0%       1.0%       1.0%       1.1%
  Ratio of Net Investment Income (Loss) to Average Net Assets      (0.1%)          0.1%*      (0.4%)     (0.1%)      0.4%       0.6%
  Portfolio Turnover Rate                                         468.7%          68.6%      455.0%     402.3%     267.8%     404.6%

STRONG MID CAP DISCIPLINED FUND
------------------------------------------------------------------------------

                                                                                Year Ended
                                                                ----------------------------------------
                                                                   Dec. 31,    Dec. 31,        Dec. 31,
Selected Per-Share Data/(a)/                                         2001        2000            1999
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $ 15.50       $  13.52         $ 10.00
Income From Investment Operations:
  Net Investment Loss                                             (0.02)         (0.00)/(c)/     (0.10)
  Net Realized and Unrealized Gains on Investments                 1.94           3.00            3.62
--------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 1.92           3.00            3.52
Less Distributions:
  From Net Investment Income                                         --          (0.06)             --
  From Net Realized Gains                                         (0.00)/(c)/    (0.96)             --
--------------------------------------------------------------------------------------------------------
  Total Distributions                                             (0.00)/(c)/    (1.02)             --
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $ 17.42       $  15.50         $ 13.52
========================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------
  Total Return                                                    +12.4%         +22.8%          +35.2%
  Net Assets, End of Period (In Millions)                       $    92       $     18         $     6
  Ratio of Expenses to Average Net Assets Without
    Earnings Credits and Directed Brokerage                         1.5%           1.9%            2.0%
  Ratio of Expenses to Average Net Assets                           1.5%           1.9%            2.0%
  Ratio of Net Investment Loss to Average Net Assets               (0.2%)         (0.1%)          (0.9%)
  Portfolio Turnover Rate                                         647.6%         300.6%          245.7%

  *     Calculated on an annualized basis.
  (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
  (b) In 2000, the Fund changed its fiscal year-end from October to December (Note 1).
  (c)   Amount calculated is less than $0.005.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG GROWTH FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                Year Ended
                                                                        ----------------------------------------------------------
                                                                        Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,        Dec. 31,
Selected Per-Share Data/(a)/                                              2001       2000       1999       1998            1997
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $ 27.05    $ 35.66    $ 23.25    $  18.31         $ 18.50
Income From Investment Operations:
    Net Investment Loss                                                   (0.15)     (0.17)     (0.18)      (0.13)          (0.08)
    Net Realized and Unrealized Gains (Losses) on Investments             (9.15)     (3.21)     17.08        5.07            3.41
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                      (9.30)     (3.38)     16.90        4.94            3.33
Less Distributions:
    From Net Realized Gains                                               (0.07)     (5.23)     (4.49)      (0.00)/(b)/     (2.70)
    In Excess of Net Realized Gains                                          --         --         --          --           (0.82)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                   (0.07)     (5.23)     (4.49)      (0.00)/(b)/     (3.52)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $ 17.68    $ 27.05    $ 35.66    $  23.25         $ 18.31
=================================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
    Total Return                                                          -34.4%      -9.2%     +75.1%      +27.0%          +19.1%
    Net Assets, End of Period (In Millions)                             $ 2,022    $ 3,411    $ 3,354    $  1,835         $ 1,597
    Ratio of Expenses to Average Net Assets Without Fees
       Paid Indirectly by Advisor, Earnings Credits and Directed
         Brokerage                                                          1.4%       1.2%       1.2         1.3%            1.3%
    Ratio of Expenses to Average Net Assets                                 1.4%       1.2%       1.2%        1.3%            1.3%
    Ratio of Net Investment Loss to Average Net Assets                     (0.7%)     (0.6%)     (0.8%)      (0.7%)          (0.5%)
    Portfolio Turnover Rate/(c)/                                          399.8%     366.3%     324.0%      248.6%          295.7%


STRONG GROWTH FUND-- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                             Year Ended
                                                                        --------------------
                                                                        Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/                                              2001     2000/(d)/
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $ 27.17    $ 43.74
Income From Investment Operations:
    Net Investment Loss                                                   (0.02)     (0.01)
    Net Realized and Unrealized Losses on Investments                     (9.17)    (11.33)
--------------------------------------------------------------------------------------------
    Total from Investment Operations                                      (9.19)    (11.34)
Less Distributions:
    From Net Realized Gains                                               (0.07)     (5.23)
--------------------------------------------------------------------------------------------
    Total Distributions                                                   (0.07)     (5.23)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $ 17.91    $ 27.17
============================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------
    Total Return                                                          -33.8%     -25.7%
    Net Assets, End of Period (In Millions)                             $    73    $    18
    Ratio of Expenses to Average Net Assets Without
       Earnings Credits and Directed Brokerage                              0.9%       0.8%*
    Ratio of Expenses to Average Net Assets                                 0.9%       0.8%*
    Ratio of Net Investment Loss to Average Net Assets                     (0.3%)     (0.1%)*
    Portfolio Turnover Rate/(c)/                                          399.8%     366.3%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  Amount calculated is less than $0.005.
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) For the period from February 25, 2000 (commencement of class) to December 31, 2000 (Note 1).

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG GROWTH FUND - ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                           Year Ended
                                                                    ------------------------
                                                                      Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/                                            2001      2000/(b)/
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $26.96      $ 43.74
Income From Investment Operations:
   Net Investment Loss                                                 (0.15)       (0.02)
   Net Realized and Unrealized Losses on Investments                   (9.16)      (11.53)
--------------------------------------------------------------------------------------------
   Total from Investment Operations                                    (9.31)      (11.55)
Less Distributions:
   From Net Realized Gains                                             (0.07)       (5.23)
--------------------------------------------------------------------------------------------
   Total Distributions                                                 (0.07)       (5.23)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $17.58      $ 26.96
============================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------
   Total Return                                                        -34.5%       -26.2%
   Net Assets, End of Period (In Millions)                            $   14      $     4
   Ratio of Expenses to Average Net Assets Without Waivers,
      Absorptions, Earnings Credits and Directed Brokerage               1.6%         2.0%*
   Ratio of Expenses to Average Net Assets                               1.6%         1.9%*
   Ratio of Net Investment Loss to Average Net Assets                   (1.0%)       (0.9%)*
   Portfolio Turnover Rate/(c)/                                        399.8%       366.3%



STRONG OPPORTUNITY FUND - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                  Year Ended
                                                                            --------------------------------------------------------
                                                                              Dec. 31,   Dec. 31,    Dec. 31,    Dec. 31,  Dec. 31,
Selected Per-Share Data/(a)/                                                    2001       2000       1999        1998       1997
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                          $ 42.35     $ 44.69    $ 38.62     $ 37.41   $ 35.26
Income From Investment Operations:
   Net Investment Income                                                         0.07        0.17       0.08        0.05      0.10
   Net Realized and Unrealized Gains (Losses) on Investments                    (2.11)       3.30      12.42        5.68      7.90
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                             (2.04)       3.47      12.50        5.73      8.00
Less Distributions:
   From Net Investment Income                                                   (0.07)      (0.17)     (0.08)      (0.05)    (0.10)
   From Net Realized Gains                                                      (0.95)      (5.64)     (6.35)      (4.47)    (5.75)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                          (1.02)      (5.81)     (6.43)      (4.52)    (5.85)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                $ 39.29     $ 42.35    $ 44.69     $ 38.62   $ 37.41
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                                  -4.8%       +8.6%     +33.4%      +15.5%    +23.5%
   Net Assets, End of Period (In Millions)                                    $ 3,664     $ 3,337    $ 2,537     $ 2,038   $ 1,925
   Ratio of Expenses to Average Net Assets Without Fees
     Paid Indirectly by Advisor, Earnings Credits and Directed Brokerage          1.3%        1.2%       1.2%        1.2%      1.2%
   Ratio of Expenses to Average Net Assets                                        1.3%        1.2%       1.2%        1.2%      1.2%
   Ratio of Net Investment Income to Average Net Assets                           0.2%        0.5%       0.2%        0.2%      0.3%
   Portfolio Turnover Rate/(c)/                                                  87.8%       86.5%      80.8%       86.0%     93.7%


  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from February 25, 2000 (commencement of class) to December 31, 2000 (Note 1).
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG OPPORTUNITY FUND - ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                              Year Ended
                                                                   ---------------------------------
                                                                     Dec. 31,             Dec. 31,
Selected Per-Share Data/(a)/                                           2001              2000/(b)/
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $   42.10            $   43.16
Income From Investment Operations:
     Net Investment Income (Loss)                                       (0.06)/(d)/           0.03
     Net Realized and Unrealized Gains (Losses) on Investments          (2.08)                4.83
----------------------------------------------------------------------------------------------------
     Total from Investment Operations                                   (2.14)                4.86

Less Distributions:
     From Net Investment Income                                         (0.09)               (0.28)
     From Net Realized Gains                                            (0.95)               (5.64)
----------------------------------------------------------------------------------------------------
     Total Distributions                                                (1.04)               (5.92)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $   38.92            $   42.10
====================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------
     Total Return                                                        -5.1%               +12.1%
     Net Assets, End of Period (In Millions)                        $      89            $       3
     Ratio of Expenses to Average Net Assets Without
          Earnings Credits and Directed Brokerage                         1.7%                 1.6%*
     Ratio of Expenses to Average Net Assets                              1.7%                 1.6%*
     Ratio of Net Investment Income (Loss) to Average Net Assets         (0.3%)                0.1%*
     Portfolio Turnover Rate/(c)/                                        87.8%                86.5%

 *    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from February 25, 2000 (commencement of class) to December 31, 2000 (Note 1).
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.

                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Strong Growth Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Large Cap Growth Fund (a series of Strong Large Cap Growth Fund, Inc.), Strong Discovery Fund (a series of Strong Discovery Fund, Inc.), Strong Opportunity Fund and Strong Endeavor Fund (two of the series constituting Strong Opportunity Fund, Inc.), Strong Growth Fund, Strong Dow 30 Value Fund, Strong Large Cap Core Fund (formerly Strong Strategic Growth Fund), Strong Mid Cap Disciplined Fund (four of the series constituting Strong Equity Funds, Inc.) (all eight collectively constituting Strong Growth Funds, hereafter referred to as the "Funds") at December 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 4, 2002

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 64 mutual funds ("Strong Funds").

Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.

     Mr. Strong has been a Director of the Advisor since September 1981, Chairman of the Advisor since October 1991, and Chief Investment Officer of the Advisor since January 1996. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Mr. Strong has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

     Mr. Davis has been Director of Wisconsin Energy Corporation since 2000, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an industrial company) since 1992, MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Kmart Corporation (a discount consumer products company) since 1985, Sara Lee Corporation (a food/consumer products company) since 1983, and Alliance Bank since 1980. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of WICOR, Inc. (a utility company) from 1990 to 2000 and the Fireman's Fund (an insurance company) from 1975 to 1990.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

     Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 to April 2000.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He was a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program and The National Conference for Community and Justice until 2001. He has been President of the Reserve Homeowners Association. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace College. From July 1981 to June 1999, he served as President of Baldwin-Wallace College. He was also the President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

Marvin E. Nevins (DOB 7-9-18), Director of the Strong Funds since September
1981.

     Private Investor. He was a Director of A-Life Medical, Inc. (a medical coding company), San Diego, CA from 1996 until 2000, Surface Systems, Inc. (a weather information company), St. Louis, MO from 1992 until 2001, and Waukesha National Bank. He was also a regent of the Milwaukee School of Engineering and a member of the Board of Trustees of the Medical College of Wisconsin and Carroll College. From 1980 until 1981, Mr. Nevins was Chairman of the Wisconsin Association of Manufacturers & Commerce and was Co-Founder and Chairman of Wisconsin Centrifugal Inc. (an industrial manufacturing company) from 1945 until 1980.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

     Mr. Vogt has been the Senior Vice President of IDX Systems Corporation since June 2001 and was President of Vogt Management Consulting, Inc. from 1990 to June 2001. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt was also a President of the Medical Group Management Association--Western Section and a Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Rhonda K. Haight (DOB 11/13/64), Assistant Treasurer of the Strong Funds.

     Ms. Haight has been an Accountant in the corporate Finance Department of the Advisor since July 2001. Ms. Haight was Manager of the Mutual Fund Accounting Department of the Advisor from January 1994 to June 2001. From May 1990 to January 1994, Ms. Haight was a supervisor in the Mutual Fund Accounting Department of the Advisor. From June 1987 to May 1990, Ms. Haight was a Mutual Fund Accountant of the Advisor.

Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.

     Ms. Hollister has been Associate Counsel of the Advisor since July 1999. From April 2001 to December 2001, Ms. Hollister was Assistant Executive Vice President of the Advisor. From August 2000 to December 2001, Ms. Hollister was Assistant Secretary of the Advisor. From August 2000 to April 2001, Ms. Hollister was Vice President of the Advisor. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 to August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse-Madison.

Richard W. Smirl (DOB 4-18-67), Secretary of the Strong Funds since November
2001.

     Mr. Smirl has been Assistant Executive Vice President and Assistant Secretary of the Advisor since December 2001 and Senior Counsel of the Advisor since July 2000. Mr. Smirl has been General Counsel of the Distributor since November 2001 and Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000. From July 2000 to November 2001, Mr. Smirl was Lead Counsel of the Distributor. From September 1999 to July 2000, Mr. Smirl was a partner at Keesal, Young and Logan. From September 1992 to September 1999, Mr. Smirl was an associate at Keesal, Young and Logan.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

     Mr. Southwell has been Associate Counsel of the Advisor since April 2001. From October 1999 to March 2001, Mr. Southwell was a partner at Michael, Best & Friedrich, LLP, a Milwaukee law firm. From November 1984 to September 1999, Mr. Southwell was Assistant General Counsel of Firstar Bank, National Association and/or certain of its subsidiaries.

Dennis A. Wallestad (DOB 11-3-62), Vice President of the Strong Funds since October 1999.

     Mr. Wallestad has been Assistant Executive Vice President of the Advisor since April 2001 and Director of Finance and Operations of the Advisor since November 1999. From November 1999 to April 2001, Mr. Wallestad was Senior Vice President of the Advisor. From April 1997 to February 1999, Mr. Wallestad was the Chief Financial Officer of The Ziegler Companies, Inc. From November 1996 to April 1997, Mr. Wallestad was the Chief Administrative Officer of Calamos Asset Management, Inc. From July 1994 to November 1996, Mr. Wallestad was Chief Financial Officer for Firstar Trust and Investments Group. From September 1991 to June 1994 and from September 1985 to August 1989, Mr. Wallestad was an Audit Manager for Arthur Andersen LLP in Milwaukee. Mr. Wallestad completed a Masters of Accountancy from the University of Oklahoma from September 1989 to August 1991.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April
1999.

     Mr. Widmer has been Treasurer of the Advisor since April 1999. From May 1997 to April 1999, Mr. Widmer was the Manager of Financial Management and Sales Reporting Systems. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

     Mr. Zoeller has been Secretary of the Advisor since December 2001, Executive Vice President of the Advisor since April 2001, Chief Financial Officer of the Advisor since February 1998, and a member of the Office of the Chief Executive since November 1998. From February 1998 to April 2001, Mr. Zoeller was Senior Vice President of the Advisor. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen LLP.

     Except for Messrs. Nevins, Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Nevins' address is 6075 Pelican Bay Boulevard #1006, Naples, FL 34108. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.

     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3683.

Directors

  Richard S. Strong
  Willie D. Davis
  Stanley Kritzik
  Neal Malicky
  Marvin E. Nevins
  William F. Vogt

Officers

  Richard S. Strong, Chairman of the Board
  Dennis A. Wallestad, Vice President
  Thomas M. Zoeller, Vice President
  Richard W. Smirl, Secretary
  Susan A. Hollister, Vice President and Assistant Secretary
  Gilbert L. Southwell, III, Assistant Secretary
  John W. Widmer, Treasurer
  Rhonda K. Haight, Assistant Treasurer

Investment Advisor

  Strong Captial Management, Inc,
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

  Strong Investments, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

  State Street Bank and Trust Company
  801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

  Strong Investor Services, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

  PricewaterhouseCoopers LLP
  100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

  Godfrey & Kahn, S.C.
  780 North Water Street, Milwaukee, Wisconsin 53202

     This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities offered through Strong Investments, Inc. RT19941-1201

     Strong Investments

     P.O. Box 2936  |  Milwaukee, WI 53201
     www.Strong.com

--------------------------------------------------------------------------------

     To order a free prospectus kit, call
     1-800-368-1030

     To learn more about our funds, discuss an existing account, or conduct a transaction, call
     1-800-368-3863

     If you are a Financial Professional, call
     1-800-368-1683

     Visit our web site at
     www.Strong.com


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